      As filed with the Securities and Exchange Commission on May 23, 2003

                                                              File Nos. 33-12113

                                                                        811-5028

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

             Registration Statement Under the Securities Act of 1933         [X]

                       Post-Effective Amendment No. 78                       [X]

                                       and

         Registration Statement Under the Investment Company Act of 1940     [X]

                                Amendment No. 89                             [X]

                PIMCO FUNDS: Pacific Investment Management Series
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            840 Newport Center Drive
                         Newport Beach, California 92660
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
               Registrant's Telephone Number, including area code:
                                 (949) 720-6533

       Robert W. Helm, Esq.              R. Wesley Burns
       Dechert LLP                       Pacific Investment Management Company
       1775 I Street, N.W.               840 Newport Center Drive, Suite 300
       Washington, D.C.  20006           Newport Beach, California 92660

                     (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box):

     [ ] Immediately upon filing pursuant to paragraph (b)    [ ] On (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)    [X] On July 31, 2003 pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)    [ ] On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                EXPLANATORY NOTE

     This Amendment to the Registration Statement of PIMCO Funds: Pacific
Investment Management Series (the "Trust") on Form N-1A (File No. 33-12113) is
being filed (i) to register Class A, B, C and D shares of the PIMCO StocksPLUS
Total Return Fund and (ii) to make other non-material changes.

Prospectus
07.31.03

PIMCO Bond Funds Receive this electronically and eliminate paper mailings. See back cover for details.

Share Classes	SHORT DURATION BOND FUNDS	MORTGAGE-BACKED BOND FUNDS
A B C

Money Market Fund

Short-Term Fund

Low Duration Fund

INTERMEDIATE DURATION BOND FUNDS

Investment Grade Corporate Bond Fund

LONG DURATION BOND FUNDS

Long-Term U.S. Government Fund

INTERNATIONAL BOND FUNDS

Global Bond Fund II

Foreign Bond Fund

Emerging Markets Bond Fund

HIGH YIELD BOND FUNDS

High Yield Fund

GNMA Fund

Total Return Mortgage Fund

REAL RETURN BOND FUNDS

Real Return Fund

CommodityRealReturn Strategy Fund

CONVERTIBLE FUNDS

Convertible Fund

STRATEGIC ASSET ALLOCATION FUNDS

Strategic Balanced Fund

All Asset Fund

EQUITY RELATED FUNDS

StocksPLUS Fund

StocksPLUS Total Return Fund

This cover is not part of the Prospectus.

PIMCO Funds:  Pacific Investment Management  Series

July 31, 2003

Share Classes  A, B and C

PIMCO Funds Prospectus

This prospectus describes 18 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of December 31, 2002, PIMCO managed approximately $304.6 billion in assets.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality (1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%

	Short-Term	Money market instruments and short maturity fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–5%(3)

	Low Duration	Short maturity fixed income securities	1–3 years	B to Aaa; max 10% below Baa	0–20%(3)

Intermediate Duration Bond Funds	Investment Grade Corporate Bond	Corporate fixed income securities	3–7 years	B to Aaa; max 10% below Baa	0–20%(3)

Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

International Bond Funds	Global Bond II	U.S. and hedged non-U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25–75%(5)

	Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0–8 years	Max 15% below B	≥ 80%(5)

High Yield Bond Funds	High Yield	Higher yielding fixed income securities	2–6 years	B to Aaa; min 80% below Baa	0–15%(4)

Mortgage-Backed Bond Funds	GNMA Fund	Short to intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%

	Total Return Mortgage	Short to intermediate maturity mortgage-related fixed income securities	1–7 years	Baa to Aaa; max 10% below Aaa	0%

Real Return Funds	Real Return	Inflation-indexed fixed income securities	+/– 2 years of its Index	B to Aaa; max 10% below Baa	0–20%(3)

	CommodityReal- Return Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities	0–10 years	B to Aaa; max 10% below Baa	0–20%(3)

Convertible Funds	Convertible	Convertible securities	N/A	Caa to Aaa; max 40% below Baa and 10% below B	0–20%(3)

Balanced and Strategic Asset Allocation Funds	Strategic Balanced	45–75% in the StocksPLUS Fund; 25–55% in the Total Return Fund	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

	All Asset	Other PIMCO Funds	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–20%(3)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0–20%(3)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The Fund does not invest in securities directly, but in other PIMCO Funds.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments

The “Fixed Income Funds” are the Emerging Markets Bond, Foreign Bond, Global Bond II, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Money Market, Real Return, Short-Term, and Total Return Mortgage Funds. Each Fixed Income Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Note on PIMCO Strategic Balanced and All Asset Funds

The All Asset Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Fund may invest in any of the funds of the Trust except the Strategic Balanced Fund. The Strategic Balanced Fund invests all of its assets in shares of the PIMCO StocksPLUS Fund and PIMCO Total Return Fund. The PIMCO Funds in which the All Asset and Strategic Balanced Funds invest are called Underlying Funds in this prospectus.

Prospectus	3

PIMCO All Asset Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Fund invests its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying Funds. The asset allocation sub-adviser attempts to diversify the Fund’s assets broadly among the Underlying Funds. Please see the Fund Summaries of the Underlying Funds and “Description of Underlying Funds” in this prospectus for information about their investment styles and primary investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Fund’s combined investments in the Real Return, Real Return II, Real Return Asset and CommodityRealReturn Strategy Funds normally will not exceed 67% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the Underlying Funds, the Fund may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risks

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield • Market Risk • Issuer Risk • Derivatives Risk • Commodity Risk	• Currency Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk • European Concentration Risk • Emerging Markets Risk • Leveraging Risk	• Management Risk • Mortgage Risk • Smaller Company Risk • California State-Specific Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

4	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses (including Underlying Fund fees) you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Underlying Fund Expenses(3)	Total Annual Fund Operating Expenses

Class A	0.20%	0.25%	0.45%	0.60%	1.50%

Class B	0.20%	1.00%	0.45%	0.60%	2.25%

Class C	0.20%	1.00%	0.45%	0.60%	2.25%

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.45%.
(3)	Underlying Fund Expenses for the Fund are estimated based upon an allocation of the Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see “Management of the Funds—Fund of Fund Fees.” PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
	Year 1	Year 3	Year 1	Year 3

Class A	$596	$ 903	$596	$903

Class B	728	1,003	228	703

Class C	328	703	228	703

Prospectus	5

PIMCO CommodityRealReturn Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0–10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Fund invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Fund may experience substantial losses. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Commodity Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk • Mortgage Risk	• Leveraging Risk • Management Risk • Issuer Non-Diversification Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO CommodityRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	5.50%	1%(1)

Class B	None	5%(2)

Class C	1.00%	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Fund Operating Expenses

Class A	0.49%	0.25%	0.90%	1.64%	(0.40)%	1.24%

Class B	0.49	1.00	0.90	2.39	(0.40)	1.99

Class C	0.49	1.00	0.90	2.39	(0.40)	1.99

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect a 0.50% Administrative Fee and organizational expense paid by each class.
(3)	PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 1.24% for Class A, and 1.99% for Class B and Class C. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 1	Year 3

Class A	$669	$922	$669	$922

Class B	702	924	202	624

Class C	400	718	300	718

Prospectus	7

PIMCO Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management Fund Category Convertible	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Caa to Aaa; maximum 40% below Baa and 10% below B Dividend Frequency Declared and distributed quarterly

The Trust approved a Plan of Termination pursuant to which the Fund will liquidate Class A, B and C shares on or before March 31, 2003. Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other PIMCO Funds.

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities. Convertible securities, which are issued by companies of all sizes and market capitalizations include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its total assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s or CCC or higher by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may only invest up to 10% of its total assets in convertible securities rated Caa or CCC or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 20% of its total assets in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, and may invest in asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• High Yield Risk • Derivatives Risk • Smaller Company Risk • Liquidity Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (5/28/99), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO Convertible Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/02–9/30/02	-10.71%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	13.24%

	Lowest (1/1/01–3/31/01)	-11.78%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (3/31/99)

Class A Return Before Taxes	-17.39%	5.57%

Class A Return After Taxes on Distributions(1)	-19.04%	3.60%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-10.60%	3.59%

Class B Return Before Taxes	-18.44%	5.51%

Class C Return Before Taxes	-15.19%	6.52%

First Boston Convertible Bond Index(2)	-6.45%	6.22%

Lipper Convertible Securities Fund Avg(3)	-7.69%	6.30%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The First Boston Convertible Bond Index is an unmanaged marked index comprised of convertible bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1.0%(1)

Class B	None	5.0%(2)

Class C	None	1.0%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.40%	0.25%	0.47%	1.12%

Class B	0.40	1.00	0.47	1.87

Class C	0.40	1.00	0.48	1.88

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40% paid by each class and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 1.05% for Class A, 1.80% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$559	$790	$1,039	$1,752	$559	$790	$1,039	$1,752

Class B	690	888	1,211	1,995*	190	588	1,011	1,995*

Class C	291	591	1,016	2,201	191	591	1,016	2,201

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,898.

Prospectus	9

PIMCO Emerging Markets Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0–8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument, rather than investing directly in securities of issuers from emerging markets.

The Fund may invest substantially all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • High Yield Risk	• Emerging Markets Risk • Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk	• Liquidity Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)
Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/02–9/30/02	-3.88%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/01–12/31/01)	12.98%

	Lowest (7/1/98–9/30/98)	-21.14%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (7/31/97)

Class A Return Before Taxes	21.87%	9.54%

Class A Return After Taxes on Distributions(1)	15.41%	4.39%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	13.04%	4.80%

Class B Return Before Taxes	21.69%	9.54%

Class C Return Before Taxes	25.70%	9.88%

J.P. Morgan Emerging Markets Bond Index Plus(2)	-0.77%	4.58%

Lipper Emerging Market Debt Fund Avg(3)	11.53%	3.34%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index which tracks the total returns for external-currency denominated debt instruments of emerging markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.45%	0.25%	0.57%	1.27%

Class B	0.45	1.00	0.59	2.04

Class C	0.45	1.00	0.55	2.00

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.55% paid by each class and interest expense attributable to Class A and B. Total Annual Fund Operating Expenses excluding interest expense is 1.25% for Class A and 2.00% for Class B. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$574	$835	$1,116	$1,915	$574	$835	$1,116	$1,915

Class B	707	940	1,298	2,171*	207	640	1,098	2,171*

Class C	303	627	1,078	2,327	203	627	1,078	2,327

*	For Class B shares purchased prior to January 1, 2002, this amount is $2,073.

Prospectus	11

PIMCO Foreign Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Maturity 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of the Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/20/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/02–9/30/02	4.37%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	7.12%

	Lowest (1/1/94–3/31/94)	-4.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	Fund Inception (12/2/92)(4)

Class A Return Before Taxes	3.60%	6.47%	8.65%

Class A Return After Taxes on Distributions(1)	1.74%	3.55%	5.17%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	2.15%	3.68%	5.16%

Class B Return Before Taxes	2.67%	6.34%	8.59%

Class C Return Before Taxes	6.67%	6.65%	8.39%

J.P. Morgan Non-U.S. Index (Hedged)(2)	6.05%	8.27%	8.83%

Lipper International Income Fund Avg(3)	0.66%	2.00%	5.70%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The J.P. Morgan Non-U.S. Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges.
(4)	The Fund commenced operations 12/2/92. Index comparisons begin on 11/30/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Continget Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.46%	0.96%

Class B	0.25	1.00	0.46	1.71

Class C	0.25	1.00	0.46	1.71

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.45% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.95% for Class A and 1.70% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$544	$742	$ 957	$1,575	$544	$742	$957	$1,575

Class B	674	839	1,128	1,821*	174	539	928	1,821*

Class C	274	539	928	2,019	174	539	928	2,019

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,723.

Prospectus	13

PIMCO Global Bond Fund II

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital Fund Category International Bond	Fund Focus U.S. and hedged non-U.S. intermediate maturity fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	PIMCO Funds: Pacific Investment Management Series

PIMCO Global Bond Fund II (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/02–9/30/02	6.15%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (07/01/96–09/30/96)	5.29%

	Lowest (04/01/99–06/30/99)	-1.82%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Year	Fund Inception (10/2/95)(3)

Class A Return Before Taxes	5.42%	5.88%	7.77%

Class A Return After Taxes on Distributions(1)	2.38%	2.18%	4.12%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	3.27%	2.80%	4.40%

Class B Return Before Taxes	4.56%	5.77%	7.74%

Class C Return Before Taxes	8.56%	6.06%	7.74%

J.P. Morgan Global Index (Hedged)(2)	6.15%	7.94%	8.44%

Lipper Global Income Fund Avg(3)	2.70%	2.87%	4.36%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The J.P. Morgan Global Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not take into account sales charges.
(4)	The Fund commenced operations on 10/2/95. Index comparisons begin on 9/30/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.46%	0.96%

Class B	0.25	1.00	0.46	1.71

Class C	0.25	1.00	0.46	1.71

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.45% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.95% for Class A and 1.70% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$544	$742	$ 957	$1,575	$544	$742	$957	$1,575

Class B	674	839	1,128	1,821*	174	539	928	1,821*

Class C	274	539	928	2,019	174	539	928	2,019

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,723.

Prospectus	15

PIMCO GNMA Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• Derivatives Risk • Mortgage Risk • Liquidity Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (11/30/00), Class B and C shares (5/31/01), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/02–9/30/02	7.17%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (07/1/01–09/30/01)	4.55%

	Lowest (10/1/99–12/31/99)	-0.58%
(Calendar Year End through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (7/31/97)

Class A Return Before Taxes	6.68%	6.82%

Class A Return After Taxes on Distributions(1)	4.06%	4.22%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	4.01%	4.12%

Class B Return Before Taxes	5.74%	6.73%

Class C Return Before Taxes	9.79%	7.10%

Lehman Brothers GNMA Index(2)	8.23%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.35%	6.20%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)(3)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.41%	0.91%

Class B	0.25	1.00	0.41	1.66

Class C	0.25	1.00	0.41	1.66

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class A and 1.65% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.
(3)	On December 1, 2002, the Fund’s Administrative Fee was reduced by 0.10%, to 0.40% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$539	$727	$ 931	$1,519	$539	$727	$931	$1,519

Class B	669	823	1,102	1,766*	169	523	902	1,766*

Class C	269	523	902	1,965	169	523	902	1,965

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,668.

Prospectus	17

PIMCO High Yield Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category High Yield Bond	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2–6 years	Credit Quality B to Aaa; minimum 80% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 15% of its total assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest up to 25% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase, and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/13/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)
Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/02–9/30/02	-9.17%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/93–3/31/93)	6.17%

	Lowest (1/1/00–3/31/00)	-2.28%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	Fund Inception (12/15/92)(4)

Class A Return Before Taxes	-0.11%	3.95%	7.75%

Class A Return After Taxes on Distributions(1)	-3.25%	0.59%	4.13%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.08%	1.49%	4.42%

Class B Return Before Taxes	-1.01%	3.84%	7.69%

Class C Return Before Taxes	2.85%	4.13%	7.52%

Merrill Lynch U.S. High Yield BB-B Rated Index(2)	5.46%	4.01%	7.19%

Lipper High Current Yield Fund Avg(3)	1.79%	1.39%	5.41%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges.
(4)	The Fund commenced operations on 12/15/92. Index comparisons begin on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.40%	0.90%

Class B	0.25	1.00	0.40	1.65

Class C	0.25	1.00	0.40	1.65

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40%.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$538	$724	$ 926	$1,508	$538	$724	$926	$1,508

Class B	668	820	1,097	1,754*	168	520	897	1,754*

Class C	268	520	897	1,955	168	520	897	1,955

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,657.

Prospectus	19

PIMCO Investment Grade Corporate Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class Shares, which are offered in a different prospectus. This is because the Fund has not offered Class A, B and C shares for a full calendar year. Although Class A, B and C and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the higher expenses paid by Class A, B and C shares.

The Average Annual Total Returns table also shows estimated historical performance for Class A, B and C shares. Prior to the inception date of Class A, B and C shares (2/28/03), performance is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	PIMCO Funds: Pacific Investment Management Series

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.02%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.17%

	Lowest (2nd Qtr. ‘01)	-0.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (4/28/00)

Institutional Class Return Before Taxes	9.07%	12.25%

Institutional Class Return After Taxes on Distributions(1)	4.45%	7.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.71%	7.79%

Class A Return Before Taxes	3.72%	8.79%

Class B Return Before Taxes	2.99%	8.74%

Class C Return Before Taxes	6.86%	10.98%

Lehman Brothers Credit Investment Grade Index(2)	10.39%	11.60%

Lipper Intermediate Investment Grade Debt Fund Average(3)	7.59%	9.72%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class A, B or C shares will vary.
(2)	The Lehman Brothers Credit Investment Grade Index is an unmanaged index comprised of investment grade corporate bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate Investment Grade Debt Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.40%	0.90%

Class B	0.25	1.00	0.40	1.65

Class C	0.25	1.00	0.40	1.65

(1)   Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

(2)   Other Expenses reflect an Administrative Fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares.
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$538	$724	$ 926	$1,508	$538	$724	$926	$1,508

Class B	668	820	1,097	1,754	168	520	897	1,754

Class C	268	520	897	1,955	168	520	897	1,955

Prospectus	21

PIMCO Long-Term U.S. Government Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Long Duration Bond	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/20/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	PIMCO Funds: Pacific Investment Management Series

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/02–9/30/02	17.83%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/95–6/30/95)	10.66%

	Lowest (1/1/96–3/31/96)	-6.35%

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Class A Return Before Taxes	0.37%	7.38%	8.61%

Class A Return After Taxes on Distributions(1)	-2.63%	4.46%	4.90%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.56%	4.50%	5.11%

Class B Return Before Taxes	-0.49%	7.25%	8.55%

Class C Return Before Taxes	3.37%	7.57%	8.32%

Lehman Long-Term Treasury Index(2)	4.22%	8.36%	8.51%

Lipper General U.S. Government Fund Avg(3)	6.17%	6.35%	6.27%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Long-Term Treasury Index is an unmanaged index of U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General U.S. Government Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.42%	0.92%

Class B	0.25	1.00	0.42	1.67

Class C	0.25	1.00	0.42	1.67

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class A and 1.65% for Class B and Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$540	$730	$ 936	$1,530	$540	$730	$936	$1,530

Class B	670	826	1,107	1,777*	170	526	907	1,777*

Class C	270	526	907	1,976	170	526	907	1,976

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,679.

Prospectus	23

PIMCO Low Duration Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Short Duration Bond	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1–3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/13/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/02–9/30/02	5.15%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (04/1/95–06/30/95)	3.51%

	Lowest (1/1/94–3/31/94)	-0.44%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Class A Return Before Taxes	4.27%	5.65%	5.96%

Class A Return After Taxes on Distributions(1)	2.05%	3.17%	3.43%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	2.57%	3.27%	3.50%

Class B Return Before Taxes	1.69%	5.18%	5.73%

Class C Return Before Taxes	5.96%	5.78%	5.77%

Merrill Lynch 1-3 Year Treasury Index(2)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.63%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	3%	0.75%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.40%	0.90%

Class B	0.25	1.00	0.40	1.65

Class C	0.25	0.75	0.40	1.40

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$389	$578	$ 784	$1,375	$389	$578	$784	$1,375

Class B	668	820	1,097	1,754*	168	520	897	1,754*

Class C	243	443	766	1,680	143	443	766	1,680

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,657.

Prospectus	25

PIMCO Money Market Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% Prime 1; ≤ 5% Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Management Risk	• Market Risk • Issuer Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/13/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. To obtain the Fund’s current yield, call 1-800-426-0107. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

26	PIMCO Funds: Pacific Investment Management Series

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/02–9/30/02	0.98%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	1.65%

	Lowest (10/1/01–12/31/01)	0.50%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Class A	3.69%	4.84%	4.44%

Class B	2.76%	3.96%	3.53%

Class C	3.69%	4.88%	4.46%

Salomon Brothers 3-month Treasury Bill Index(1)	4.09%	5.01%	4.69%

Lipper Money Market Fund Avg(2)	3.44%	4.71%	4.40%

(1)	The Salomon Brothers 3-month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.
(2)	The Lipper Money Market Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted average maturities of less than 90 days. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	None(1)	None

Class B	None	None(2)

Class C	None	None

(1)	Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of any other Fund.
(2)	Class B shares are available only through exchanges of Class B shares of other Funds.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.15%	0.10%	0.40%	0.65%

Class B	0.15	1.00	0.40	1.55

Class C	0.15	0.10	0.40	0.65

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Effective January 1, 2003, the Administrative Fee will be increased from the rate of 0.35% to a rate of 0.40%. Other Expenses reflect an Administrative Fee of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A**	$ 66	$208	$ 362	$ 810	$ 66	$208	$362	$ 810

Class B**	658	790	1,045	1,603*	158	490	845	1,603*

Class C**	66	208	362	810	66	208	362	810

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,485.
**	The Examples reflect an Administrative Fee of 0.40%.

Prospectus	27

PIMCO Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Inflation-Indexed Bond	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration ± 2 years of its Index	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of March 1, 2003 was 7.80 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Mortgage Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/02–9/30/02	15.61%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/01–3/31/01)	5.18%

	Lowest (10/1/01–12/31/01)	-1.37%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (1/29/97)(4)

Class A Return Before Taxes	4.99%	6.40%

Class A Return After Taxes on Distributions(1)	2.49%	3.75%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	3.13%	3.78%

Class B Return Before Taxes	2.41%	5.96%

Class C Return Before Taxes	6.70%	6.53%

Lehman Global Real: U.S. TIPS Index(2)	7.90%	5.98%

Lipper Intermediate U.S Treasury Fund Avg(3)	7.43%	6.59%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate U.S. Treasury Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. Treasury bills, notes and bonds with dollar weighted average maturities of five to ten years. It does not take into account sales charges.
(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	3%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.40%	0.90%

Class B	0.25	1.00	0.40	1.65

Class C	0.25	0.75	0.40	1.40

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40%.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$389	$578	$ 784	$1,375	$389	$578	$784	$1,375

Class B	668	820	1,097	1,754*	168	520	897	1,754*

Class C	243	443	766	1,680	143	443	766	1,680

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,657.

Prospectus	29

PIMCO Short-Term Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally does not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 5% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/20/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/02–9/30/02	1.03%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	2.49%

	Lowest (1/1/94–3/31/94)	0.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Class A Return Before Taxes	3.12%	5.23%	5.13%

Class A Return After Taxes on Distributions(1)	1.22%	2.97%	3.02%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	1.88%	3.04%	3.05%

Class B Return Before Taxes	-0.55%	4.58%	4.80%

Class C Return Before Taxes	3.90%	5.35%	5.03%

Salomon Brothers 3-month Treasury Bill Index(2)	4.09%	5.01%	4.69%

Lipper Ultra-Short Obligations Fund Avg(3)	5.30%	5.57%	5.15%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Salomon Brothers 3-month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Ultra-Short Obligations Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	2%	0.50%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	Class B shares are available only through exchanges of Class B shares of other Funds. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2) (3)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.47%	0.97%

Class B	0.25	1.00	0.54	1.79

Class C	0.25	0.55	0.47	1.27

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.85% for Class A, 1.60% for Class B and 1.15% for Class C. Interest expense is generally incurred as a result of investment management activities.
(3)	Effective January 1, 2003, the Administrative Fee will be increased from the rate of 0.35% to a rate of 0.40%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A**	$297	$503	$ 726	$1,366	$297	$503	$726	$1,366

Class B**	682	863	1,170	1,889*	182	563	970	1,889*

Class C**	229	403	697	1,534	129	403	697	1,534

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,783.
**	The Examples reflect an Administrative Fee of 0.40%.

Prospectus	31

PIMCO StocksPLUS Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Fund Category Enhanced Index Stock	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A Shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (1/20/97), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Class A	More Recent Return Information

	1/1/02–9/30/02	-27.06%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	21.23%

	Lowest (7/1/01–9/30/01)	-14.96%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	Fund Inception (5/13/93)(4)

Class A Return Before Taxes	-14.80%	9.49%	13.59%

Class A Return After Taxes on Distributions(1)	-15.24%	5.19%	8.53%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.00%	6.11%	8.90%

Class B Return Before Taxes	-17.12%	9.09%	13.31%

Class C Return Before Taxes	-13.50%	9.62%	13.42%

S&P 500 Index(2)	-11.88%	10.70%	13.85%

Lipper Large-Cap Core Fund Average(3)	-13.83%	8.13%	11.52%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Large-Cap Core Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalization (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges.
(4)	The Fund began operations on 5/13/93. Index comparisons began on 4/30/93.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	3%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.40%	0.25%	0.41%	1.06%

Class B	0.40	1.00	0.41	1.81

Class C	0.40	0.75	0.41	1.56

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40% and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 1.05% for Class A, 1.80% for Class B and 1.55% for Class C. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$405	$627	$ 867	$1,555	$405	$627	$867	$1,555

Class B	684	869	1,180	1,930*	184	569	980	1,930*

Class C	259	493	850	1,856	159	493	850	1,856

* For	Class B shares purchased prior to January 1, 2002, this amount is $1,833.

Prospectus	33

PIMCO StocksPLUS Total Return Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

34	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Total Return Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.49%	0.25%	0.45%	1.19%

Class B	0.49%	1.00%	0.45%	1.94%

Class C	0.49%	1.00%	0.45%	1.94%

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.45%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period		Example: Assuming you do not redeem your shares
	Year 1	Year 3	Year 1	Year 3

Class A	$	$	$	$

Class B

Class C

Prospectus	35

PIMCO Strategic Balanced Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Stock and Bond	Fund Focus 45–75% StocksPLUS Fund; 25–55% Total Return Fund Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Trust approved a Plan of Termination pursuant to which the Fund will liquidate Class A, B and C shares on or before March 31, 2003. Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other PIMCO Funds.

The Fund seeks to achieve its investment objective by normally investing between 45% and 75% of its total assets in the StocksPLUS Fund and between 25% and 55% of its total assets in the Total Return Fund (collectively, the “Underlying Funds”). The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

The StocksPLUS Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Total Return Fund seeks to achieve its investment objective by investing at least 65% of its total assets in a diversified portfolio of Fixed Income Securities of various maturities. Please see the Fund Summary of the StocksPLUS Fund in this prospectus for information on its investment style and primary investments. Please see “Description of the PIMCO Total Return Fund” in this prospectus for information on its investment style and primary investments.

PIMCO determines how the Fund will allocate and reallocate its assets between the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. PIMCO does not allocate the Fund’s assets according to a predetermined blend of shares of the Underlying Funds. Instead, PIMCO will determine the mix of Underlying Funds appropriate for the Fund based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the StocksPLUS and Total Return Funds, the Fund may in the future invest in additional PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• Derivatives Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (5/28/99), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund achieved the performance track record shown during a period when it pursued its investment objective using different investment strategies.

36	PIMCO Funds: Pacific Investment Management Series

PIMCO Strategic Balanced Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/02–9/30/02	-14.54%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/97–6/30/97)	12.12%

	Lowest (7/1/01–9/30/01)	-6.67%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	Fund Inception (6/28/96)(5)

Class A Return Before Taxes	-7.73%	8.11%	9.21%

Class A Return After Taxes on Distributions(1)	-8.79%	5.02%	5.84%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.73%	5.27%	6.01%

Class B Return Before Taxes	-8.85%	8.02%	9.19%

Class C Return Before Taxes	-5.04%	8.28%	9.29%

S&P 500 Index(2)	-11.88%	10.70%	11.90%

S&P 500 and Lehman Brothers Aggregate Bond Index Blend(3)	-3.71%	9.81%	10.60%

Lipper Balanced Fund Average(4)	-4.38%	7.65%	8.52%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The index used for the Fund is a static blend consisting 60% of the S&P 500 Composite Stock Price Index and 40% of The Lehman Brothers Aggregate Bond Index. This blended index reflects the Fund’s investment strategy more accurately than the S&P 500 Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(4)	The Lipper Balanced Fund Average is a total return performance average of Funds tracked by Lipper, Inc., whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
(5)	The Fund commenced operations on 6/28/96. Index comparisons begin on 6/30/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Underlying Fund Expenses(3)	Total Annual Fund Operating Expenses

Class A	None	0.25%	0.40%	0.57%	1.22%

Class B	None	1.00	0.40	0.57	1.97

Class C	None	1.00	0.40	0.57	1.97

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40%.
(3)	Underlying Fund Expenses for the Fund are estimated based upon a 60%/40% allocation of the Fund’s assets between the StocksPLUS and Total Return Funds and upon the total annual operating expenses of the Institutional Class Shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see “Management of the Funds—Strategic Balanced Fund Fees.”

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$569	$820	$1,090	$1,861	$569	$820	$1,090	$1,861

Class B	700	918	1,262	2,102*	200	618	1,062	2,102*

Class C	300	618	1,062	2,296	200	618	1,062	2,296

* For	Class B shares purchased prior to January 1, 2002, this amount is $2,006.

Prospectus	37

PIMCO Total Return Mortgage Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Mortgage Risk • Derivatives Risk • Liquidity Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (7/31/00), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

38	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Class A
	More Recent Return Information

	1/1/02–9/30/02	7.49%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	4.56%

	Lowest (4/1/99–6/30/99)	-0.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (7/31/97)

Class A Return Before Taxes	4.68%	6.76%

Class A Return After Taxes on Distributions(1)	1.32%	3.94%

Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	2.87%	3.99%

Class B Return Before Taxes	3.71%	6.71%

Class C Return Before Taxes	7.72%	7.06%

Lehman Brothers Mortgage Index(2)	8.22%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.63%	6.28%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2)	The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)

Class A	4.5%	1%(1)

Class B	None	5%(2)

Class C	None	1%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class A	0.25%	0.25%	0.40%	0.90%

Class B	0.25	1.00	0.40	1.65

Class C	0.25	1.00	0.40	1.65

(1)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(2)	Other Expenses reflect an Administrative Fee of 0.40%.

Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$538	$724	$ 926	$1,508	$538	$724	$926	$1,508

Class B	668	820	1,097	1,754*	168	520	897	1,754*

Class C	268	520	897	1,955	168	520	897	1,955

*	For Class B shares purchased prior to January 1, 2002, this amount is $1,657.

Prospectus	39

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

40	PIMCO Funds: Pacific Investment Management Series

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk

When a Fund concentrates its investments in Europe, it may be affected significantly by economic, regulatory or political developments affecting European issues. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Emerging Markets Risks

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more

Prospectus	41

susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in a single state.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk

The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

California State-Specific Risk

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk

The All Asset and Strategic Balanced Funds’ investment performance depend upon how their assets are allocated and reallocated between the Underlying Funds according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Fund’s adviser will make less than optimal or poor asset allocation decisions. The advisers attempt to identify allocations for the Underlying Funds that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Underlying Fund Risks

Because the All Asset and Strategic Balanced Funds invest all of their assets in Underlying Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities

42	PIMCO Funds: Pacific Investment Management Series

and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The All Asset and Strategic Balanced Funds’ net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that either Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with each of the Underlying Funds.

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.

PIMCO has engaged Research Affiliates LLC, a California limited liability company, to serve as sub-advisor to the Asset Allocation Fund. Research Affiliates LLC is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

Advisory Fees

Each Fund, except the Strategic Balanced Fund, pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2002, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Money Market Fund	0.15%
Foreign Bond, Global Bond II, GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Real Return, Short-Term and Total Return Mortgage Funds	0.25%
Convertible and StocksPLUS Funds	0.40%
Emerging Markets Bond Fund	0.45%

The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2002. The investment advisory fees for the All Asset and CommodityRealReturn Strategy Funds are at an annual rate of 0.20%, 0.49% and 0.49%, respectively, based upon the average daily net assets of the Fund. PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the All Asset Fund, at an annual rate of 0.20% of the average daily net assets of the Fund.

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

For the fiscal year ended March 31, 2002, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees

Convertible, GNMA*, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Money Market**, Real Return, Short-Term**, StocksPLUS, Strategic Balanced and Total Return Mortgage Funds	0.40%
Foreign Bond and Global Bond II Funds	0.45%
Emerging Markets Bond Fund	0.55%

Prospectus	43

*	Effective December 1, 2002, the Administrative Fee for the GNMA Fund was reduced to an annual rate of 0.40%.
**	Effective January 1, 2003, the Administrative Fee for the Money Market and Short-Term Funds was increased from the rate of 0.35% to a rate of 0.40% of each Fund’s average daily net assets.

The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2002. The administrative fees for the All Asset and CommodityRealReturn Strategy Funds are at an annual rate of 0.45%, 0.50% and 0.45%, respectively, based upon the average daily net assets of the Funds.

Fund of Funds Fees

The All Asset and Strategic Balanced Funds indirectly pay their proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which each Fund invests. Both Funds pay administrative fees to PIMCO based on the average daily net assets attributable in the aggregate to the Fund’s Class A, B or C shares, as applicable. The Funds also indirectly pay their proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which each Fund invests.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds. Because the All Asset and Strategic Balanced Funds invest in Institutional Class shares of the Underlying Funds, shareholders of each Fund indirectly bear a proportionate share of these expenses, depending upon how each Fund’s assets are allocated from time to time among the Underlying Funds.

Annual Underlying Fund Expenses

(Based on the average daily net assets attributable to a Fund’s Institutional Class Shares)

Underlying Fund	Advisory Fees	Administrative Fees	Total Fund Operating Expenses

California Intermediate Municipal Bond Fund	0.25%	0.22%	0.47%

California Municipal Bond Fund	0.25	0.22	0.47

CommodityRealReturn Strategy Fund	0.49	0.25	0.74

Convertible Fund	0.40	0.25	0.65

Emerging Markets Bond Fund	0.45	0.40	0.85

European Convertible Fund	0.50	0.25	0.75

Foreign Bond Fund	0.25	0.25	0.50

Global Bond Fund	0.25	0.30	0.55

Global Bond Fund II	0.25	0.30	0.55

GNMA Fund	0.25	0.25	0.50

High Yield Fund	0.25	0.25	0.50

Investment Grade Corporate Bond Fund	0.25	0.25	0.50

Long-Term U.S. Government Fund	0.25	0.25	0.50

Low Duration Fund	0.25	0.18	0.43

Low Duration Fund II	0.25	0.25	0.50

Low Duration Fund III	0.25	0.25	0.50

Moderate Duration Fund	0.25	0.20	0.45

Money Market Fund	0.15	0.20	0.35

Municipal Bond Fund	0.25	0.24	0.49

New York Municipal Bond Fund	0.25	0.22	0.47

Real Return Fund	0.25	0.20	0.45

Real Return Fund II	0.25	0.20	0.45

Real Return Asset Fund	0.40	0.25	0.65

Short Duration Municipal Income Fund	0.20	0.19	0.39

Short-Term Fund	0.25	0.20	0.45

StocksPLUS Fund	0.40	0.25	0.65

StocksPLUS Total Return Fund	0.49	0.25	0.74

Total Return Fund	0.25	0.18	0.43

Total Return Fund II	0.25	0.25	0.50

Total Return Fund III	0.25	0.25	0.50

Total Return Mortgage Fund	0.25	0.25	0.50

PIMCO has broad discretion to allocate and reallocate the Strategic Balanced Fund’s assets among the Underlying Funds consistent with the Fund’s investment objective and policies and asset allocation

44	PIMCO Funds: Pacific Investment Management Series

targets and ranges. Although PIMCO does not charge an investment advisory fee for its asset allocation services for the Strategic Balanced Fund, PIMCO indirectly receives fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, PIMCO has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. PIMCO is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to the Funds and the Underlying Funds of the Trust.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

All Asset	Robert D. Arnott	7/02*	Chief Executive Officer, Research Affiliates LLC. Mr. Arnott is also Chairman of First Quadrant, LLP.

CommodityRealReturn Strategy Real Return	John B. Brynjolfsson	6/02* 1/97*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since that time.

Convertible	Yuri P. Garbuzov	5/02	Senior Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1997, and has managed fixed income accounts for various institutional clients since that time.

Emerging Markets Bond	Mohamed A. El-Erian	8/99

Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank where he was head of emerging markets research.

Foreign Bond Global Bond II	Sudi Mariappa	11/00 11/00

Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance International as an Executive Director in 1998, and with Long-term Capital Management as a strategist from 1995-1998.

GNMA Total Return Mortgage	W. Scott Simon	10/01 4/00

Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of Mortgage Backed Securities pass-through trading at Bear Stearns & Co.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Investment Grade Corporate Bond	Mark Kiesel	11/02

Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1998.

Long-Term U.S. Government	James M. Keller	4/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Money Market Short-Term	Paul A. McCulley	11/99 8/99

Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillion Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

Low Duration StocksPLUS StocksPLUS Total Return Strategic Balanced	William H. Gross	5/87* 1/98 6/02* 1/98	Managing Director, Chief Investment Officer and a founding partner of PIMCO. He leads a team which manages the Strategic Balanced, StocksPLUS and StocksPLUS Total Return Funds.

*	Since inception of the Fund.

Prospectus	45

Distributor

The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Classes of Shares—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund in this prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge when you buy Class A shares of any Fund except the Money Market Fund. The maximum initial sales charge is 2.00% for the Short-Term Fund, 3.00% for the Low Duration, Real Return and StocksPLUS Funds, 5.50% for the CommodityRealReturn Strategy Fund, and 4.50% for all other Funds. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although for certain Funds you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares of the Money Market and Short-Term Funds are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held (seven years for Class B shares purchased prior to January 1, 2002). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares (except for the CommodityRealReturn Strategy Fund). The full amount of your purchase payment is invested initially.

•	For Class C shares of the CommodityRealReturn Strategy Fund, you will pay an initial sales charge of 1.00% when you buy Class C shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested. The Class C initial sales charge may be waived for certain categories of investors. Please see the Guide for details.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

46	PIMCO Funds: Pacific Investment Management Series

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than eight years.

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges —Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.

Short-Term Fund	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

	$0–$49,999	2.04%	2.00%

	$50,000–$99,999	1.78%	1.75%

	$100,000–$249,999	1.52%	1.50%

	$250,000 +	0.00%**	0.00%**

Low Duration Fund	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

	$0–$49,999	3.09%	3.00%

	$50,000–$99,999	2.04%	2.00%

	$100,000–$249,999	1.01%	1.00%

	$250,000 +	0.00%**	0.00%**

Real Return and StocksPLUS Funds	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

	$0–$49,999	3.09%	3.00%

	$50,000–$99,999	2.56%	2.50%

	$100,000–$249,999	2.04%	2.00%

	$250,000–$499,999	1.52%	1.50%

	$500,000–$999,999	1.27%	1.25%

	$1,000,000 +	0.00%*	0.00%*

CommodityRealReturn Strategy Fund	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

	$0–$49,999	5.82%	5.50%

	$50,000–$99,999	4.71%	4.50%

	$100,000–$249,999	3.63%	3.50%

	$250,000–$499,999	2.56%	2.50%

	$500,000–$999,999	2.04%	2.00%

	$1,000,000 +	0.00%*	0.00%*

All Other Funds (except Money Market Fund)	Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

	$0–$49,999	4.71%	4.50%

	$50,000–$99,999	4.17%	4.00%

	$100,000–$249,999	3.63%	3.50%

	$250,000–$499,999	2.56%	2.50%

	$500,000–$999,999	2.04%	2.00%

	$1,000,000 +	0.00%*	0.00%*

  *  As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

**  As shown,investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 0.75% (in the case of the Low Duration Fund) and 0.50% (in the case of the Short-Term Fund) if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Prospectus	47

Class C Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class C shares of the CommodityRealReturn Strategy Fund is the NAV of the shares plus an initial sales charge of 1.00%. No sales charge is imposed where Class C shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gain distributions.

Contingent Deferred Sales Charges (CDSCs)--Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge

First	5

Second	4

Third	3

Fourth	3

Fifth	2

Sixth	1

Seventh and thereafter	0*

*	After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge

First*	1

Thereafter	0

*	For Class C shares of the CommodityRealReturn Strategy Fund purchased, the Class C CDSC is charged for the first eighteen months after purchase.

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 ($250,000 in the case of the Low Duration and Short-Term Funds) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the Money Market Fund will be subject to a 1% CDSC (0.50% and 0.75% in the case of the Low Duration and Short-Term Funds, respectively) if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below. The Class A CDSC does not apply to the Money Market Fund; however, if Money Market Fund Class A shares are purchased in an amount that for any other Fund would be subject to a CDSC and are subsequently exchanged for shares of another Fund, a Class A CDSC will apply for 18 months from the date of the exchange.

How CDSCs are Calculated

A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

For instance, the following example illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

48	PIMCO Funds: Pacific Investment Management Series

The Trust expects that the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001 will change from that described above. The Trust will provide shareholders with at least 60 days’ notice prior to implementing the change. When the Trust implements the change, the CDSC on all shares purchased after December 31, 2001, will be subject to the change, not just shares purchased after the date of such notice. It is expected that the change will be implemented no later than January 1, 2008.

Under the new calculation method, the following rules will apply:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed.

The following example illustrates the operation of the Class B CDSC beginning no later than January 1, 2008:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee

Money Market Fund	0.10%	0.00%

All other Funds	0.25%	0.00%

Class B

All Funds	0.25%	0.75%

Prospectus	49

Class C

Money Market Fund	0.10%	0.00%

Short-Term Fund	0.25%	0.30%

Low Duration, Real Return and StocksPLUS Funds	0.25%	0.50%

All other Funds	0.25%	0.75%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Money Market Fund, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

50	PIMCO Funds: Pacific Investment Management Series

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO Funds Shareholders' Guide

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

   PIMCO Advisors Distributors LLC

   P.O. Box 9688

   Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a

Prospectus	51

Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums.  The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, if you have a direct account with the Distributor, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500. However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of a fund of PIMCO Funds: Multi-Manager Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor (except if Class A shares of the Money Market Fund are exchanged for Class A shares of any other Fund, the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase). Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of “market-timing” strategies may be deemed by PIMCO to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of “round trip” exchanges an investor may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

52	PIMCO Funds: Pacific Investment Management Series

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•   Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•   Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•   Telephone requests to the Transfer Agent

•   PIMCO Funds Automated Telephone System (ATS)

•   Expedited wire transfers

•   Automatic Withdrawal Plan

•   PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

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Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind

The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly

Fixed Income Funds	•

All Asset, CommodityRealReturn Strategy, Convertible, StocksPLUS, StocksPLUS Total Return and Strategic Balanced Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

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You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund of the Trust or PIMCO Funds: Multi-Manager Series which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

•   Taxes on Fund distributions.    If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•   Taxes when you sell (redeem) or exchange your shares.    Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•   Consult your tax advisor about other possible tax consequences.    This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

•   A Note on the Real Return and CommodityRealReturn Strategy Funds.    Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

•   A Note on Funds of Funds.    The All Asset and Strategic Balanced Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

The All Asset and Strategic Balanced Funds invest their assets in shares of the Underlying Funds, and as such do not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the All Asset and Strategic Balanced Funds is directly related to the investment performance of the Underlying Funds in which they invest, the risks of investing in the All Asset and Strategic Balanced Funds are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection

Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

With respect to the Strategic Balanced Fund, PIMCO will purchase shares of the StocksPLUS and Total Return Funds according to the Strategic Balanced Fund’s equity/fixed income allocation ranges. PIMCO does not purchase shares of the Underlying Funds according to any predetermined formula, but rather decides how to allocate the Fund’s investments based upon PIMCO’s methodology for forecasting stages in the business cycle, and the potential risk and reward of equity and fixed income investments at specific stages of the business cycle. In addition to purchasing shares of the StocksPLUS and Total Return Funds, PIMCO may in the future invest in additional funds in the PIMCO fund family without shareholder approval.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

56	PIMCO Funds: Pacific Investment Management Series

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Except for the Convertible and Money Market Funds, each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the Money Market Fund) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund (except the Money Market Fund) may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

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Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and (except the Money Market Fund) engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund (except the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Money Market Fund) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund (except the Money Market Fund) may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomenon, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund (except the Money Market Fund) may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.

Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These

58	PIMCO Funds: Pacific Investment Management Series

risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.    Each Fund (except the Long-Term U.S. Government and Money Market Funds) may invest up to 10% of its total assets (5% in the case of the Low Duration and Short-Term Funds) in securities of issuers based in countries with developing (or “emerging market”) economies. The Emerging Markets Bond Fund may invest without limit in such securities.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the Long-Term U.S. Government Fund) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.    Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a

Prospectus	59

specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund (except the Money Market Fund) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund (except the Money Market Fund) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

•     A Note on the CommodityRealReturn Strategy Fund.  While each Fund (except the Money Market Fund) may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Fund typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

60	PIMCO Funds: Pacific Investment Management Series

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Funds (except the Money Market Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum

Prospectus	61

amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

The All Asset and Strategic Balanced Funds invest substantially all of their assets in other investment companies. The Strategic Balanced Fund’s investment in a particular Underlying Fund normally will exceed 25% of its total assets. The All Asset Fund’s investment in a particular underlying Fund normally will not exceed 50% of its total assets. Each other Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

62	PIMCO Funds: Pacific Investment Management Series

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

With respect to the Strategic Balanced Fund, the adviser to the Fund does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis so the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the Funds may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of the Global Bond Fund II may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Prospectus	63

Description of the PIMCO Total Return Fund

Because the All Asset and Strategic Balanced Funds invest some of their assets in the Total Return Fund, but shares of that Fund are not offered in this prospectus, the following provides a general description of the investment objective, main investments, principal risks and other information about the Total Return Fund. For a complete description of the Total Return Fund, please see the Total Return Fund prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-426-0107.

Investment Objective	Main Investments	Duration	Credit Quality(1)	Non- U.S. Dollar Denominated Securities(2)

Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity fixed income securities	3–6 years	B to Aaa; max 10% below Baa	0–20%

(1)	As rated by Moody’s, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.
(2)	The Fund may invest beyond this limit in U.S. dollar-denominated securities of non-U.S. issuers. The percentage limitation relates to non-U.S. dollar-denominated securities.

PIMCO serves as investment adviser for the Fund. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Please see “Characteristics and Risks of Securities and Investment Techniques” in this prospectus for additional information about some of the principal risks and related risks of the Fund as described above and for additional securities and investment techniques that may be used by the Fund from time to time.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Currency Risk
• Credit Risk	• Derivatives Risk	• Leveraging Risk
• Market Risk	• Mortgage Risk	• Management Risk
• Issuer Risk	• Foreign Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

64	PIMCO Funds: Pacific Investment Management Series

Descriptions of the Underlying Funds

Because the All Asset Fund invests its assets in the Underlying Funds, and not all of the Underlying Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying Funds that are not described elsewhere in this prospectus. For a complete description of the Underlying Funds, please see the Institutional Class prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Low Duration II	Short maturity fixed income securities with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%

	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–20%(3)

Intermediate Duration Bond Funds	Moderate Duration	Short and intermediate maturity fixed income securities	2–5 years	B to Aaa; max 10% below Baa	0–20%(3)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3–6 years	Baa to Aaa	0%

	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3–6 years	B to Aaa; max 10% below Baa	0–20%(3)

Real Return Funds	Real Return II	Inflation-indexed fixed income securities	+/- 2 years of its Index	Baa to Aaa	0%

	Real Return Asset	Inflation-indexed fixed income securities	+/- 3 years of its Index	B to Aaa; max 20% below Baa	0–30%(3)

Tax Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0–3 years	Baa to Aaa	0%

	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%

	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%

	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3–12 years	B to Aaa; max 10% below Baa	0%

	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%

International Bond Funds	Global Bond	U.S. and non-U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25–75%(5)

Convertible Funds	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 80%(6)

(1)	As rated by Moody’s, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.

Prospectus	65

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The information for the semi-annual period ended September 30, 2002 is unaudited, and is included in the Trust’s semi-annual report to shareholders. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Convertible Fund
Class A
09/30/2002*	$10.51	$0.10	$(1.16)	$(1.06)	$(0.10)	$0.00
03/31/2002	11.41	0.15	(0.44)	(0.29)	(0.61)	0.00
03/31/2001	15.76	0.00	(3.45)	(3.45)	(0.20)	(0.70)
05/28/1999 – 03/31/2000	10.67	0.00	5.35	5.35	(0.17)	(0.09)
Class B
09/30/2002*	10.43	0.07	(1.14)	(1.07)	(0.06)	0.00
03/31/2002	11.34	0.07	(0.44)	(0.37)	(0.54)	0.00
03/31/2001	15.68	(0.16)	(3.36)	(3.52)	(0.12)	(0.70)
05/28/1999 – 03/31/2000	10.67	(0.07)	5.29	5.22	(0.12)	(0.09)
Class C
09/30/2002*	10.46	0.07	(1.13)	(1.06)	(0.06)	0.00
03/31/2002	11.37	0.07	(0.45)	(0.38)	(0.53)	0.00
03/31/2001	15.71	(0.15)	(3.38)	(3.53)	(0.11)	(0.70)
05/28/1999 – 03/31/2000	10.67	(0.07)	5.31	5.24	(0.11)	(0.09)
Emerging Markets Bond Fund
Class A
09/30/2002*	$9.60	$0.32	$(1.30)	$(0.98)	$(0.33)	$0.00
03/31/2002	8.40	0.69	1.75	2.44	(0.74)	(0.50)
03/31/2001	8.61	0.77	0.21	0.98	(0.79)	(0.40)
03/31/2000	7.51	0.84	1.10	1.94	(0.84)	0.00
03/31/1999	9.67	0.83	(2.11)	(1.28)	(0.83)	(0.05)
07/31/1997 – 03/31/1998	10.00	0.44	(0.18)	0.26	(0.44)	(0.15)
Class B
09/30/2002*	9.60	0.29	(1.30)	(1.01)	(0.30)	0.00
03/31/2002	8.40	0.64	1.74	2.38	(0.68)	(0.50)
03/31/2001	8.61	0.73	0.19	0.92	(0.73)	(0.40)
03/31/2000	7.51	0.77	1.11	1.88	(0.78)	0.00
03/31/1999	9.67	0.77	(2.11)	(1.34)	(0.77)	(0.05)
07/31/1997 – 03/31/1998	10.00	0.40	(0.20)	0.20	(0.38)	(0.15)
Class C
09/30/2002*	9.60	0.29	(1.30)	(1.01)	(0.30)	0.00
03/31/2002	8.40	0.61	1.77	2.38	(0.68)	(0.50)
03/31/2001	8.61	0.72	0.21	0.93	(0.74)	(0.40)
03/31/2000	7.51	0.78	1.10	1.88	(0.78)	0.00
03/31/1999	9.67	0.77	(2.11)	(1.34)	(0.77)	(0.05)
07/31/1997 – 03/31/1998	10.00	0.38	(0.18)	0.20	(0.38)	(0.15)
Foreign Bond Fund
Class A
09/30/2002*	$10.39	$0.16	$0.27	$0.43	$(0.17)	$0.00
03/31/2002	10.32	0.43	0.09	0.52	(0.43)	(0.02)
03/31/2001	10.03	0.54	0.50	1.04	(0.54)	(0.21)
03/31/2000	10.63	0.59	(0.45)	0.14	(0.59)	(0.15)
03/31/1999	10.74	0.53	0.24	0.77	(0.53)	(0.35)
03/31/1998	10.41	0.61	0.62	1.23	(0.59)	(0.31)
Class B
09/30/2002*	10.39	0.12	0.28	0.40	(0.14)	0.00
03/31/2002	10.32	0.35	0.10	0.45	(0.36)	(0.02)
03/31/2001	10.03	0.46	0.50	0.96	(0.46)	(0.21)
03/31/2000	10.63	0.51	(0.45)	0.06	(0.51)	(0.15)
03/31/1999	10.74	0.46	0.24	0.70	(0.46)	(0.35)
03/31/1998	10.41	0.53	0.61	1.14	(0.50)	(0.31)
Class C
09/30/2002*	10.39	0.12	0.27	0.39	(0.13)	0.00
03/31/2002	10.32	0.35	0.10	0.45	(0.36)	(0.02)
03/31/2001	10.03	0.46	0.50	0.96	(0.46)	(0.21)
03/31/2000	10.63	0.51	(0.45)	0.06	(0.51)	(0.15)
03/31/1999	10.74	0.45	0.24	0.69	(0.45)	(0.35)
03/31/1998	10.41	0.52	0.62	1.14	(0.50)	(0.31)

66	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.10)	$9.35	(10.14)%	$2,561	1.08	%+(b)	2.04	%+	108%
0.00	(0.61)	10.51	(2.57)	4,258	1.12	(b)	1.46		307
0.00	(0.90)	11.41	(22.68)	6,426	1.06	(b)	(0.35)		225
0.00	(0.26)	15.76	50.36	5,327	1.05	+ (c)	0.15	+	247

0.00	(0.06)	9.30	(10.24)	5,500	1.83	+ (d)	1.35	+	108
0.00	(0.54)	10.43	(3.32)	6,204	1.87	(d)	0.69		307
0.00	(0.82)	11.34	(23.24)	5,705	1.81	(d)	(1.13)		225
0.00	(0.21)	15.68	49.18	2,437	1.80	+ (e)	(0.58	)+	247

0.00	(0.06)	9.34	(10.13)	5,415	1.83	+ (d)	1.33	+	108
0.00	(0.53)	10.46	(3.40)	10,009	1.88	(d)	0.68		307
0.00	(0.81)	11.37	(23.21)	13,249	1.80		(1.11)		225
0.00	(0.20)	15.71	49.33	7,924	1.80	+ (e)	(0.59	)+	247

$0.00	$(0.33)	$8.29	(10.37)%	$28,792	1.28	%+(f)	7.20	%+	215%
0.00	(1.24)	9.60	30.88	15,589	1.27	(f)	7.47		620
0.00	(1.19)	8.40	12.46	1,143	1.34	(f)	9.08		902
0.00	(0.84)	8.61	27.39	316	1.29	(f)	10.59		328
0.00	(0.88)	7.51	(12.90)	172	1.25		10.26		315
0.00	(0.59)	9.67	2.84	317	1.26	+ (f)	6.93	+	695

0.00	(0.30)	8.29	(10.71)	17,689	2.04	+ (g)	6.52	+	215
0.00	(1.18)	9.60	29.93	10,844	2.04	(g)	6.99		620
0.00	(1.13)	8.40	11.59	1,620	2.09	(g)	8.58		902
0.00	(0.78)	8.61	26.43	1,168	2.04	(g)	9.57		328
0.00	(0.82)	7.51	(13.58)	398	2.00		9.68		315
0.00	(0.53)	9.67	2.29	304	2.01	+ (g)	6.33	+	695

0.00	(0.30)	8.29	(10.71)	19,169	2.04	+ (g)	6.48	+	215
0.00	(1.18)	9.60	29.91	12,580	2.00		6.62		620
0.00	(1.14)	8.40	11.74	792	2.08	(g)	8.52		902
0.00	(0.78)	8.61	26.49	249	2.04	(g)	9.87		328
0.00	(0.82)	7.51	(13.57)	229	2.00		9.79		315
0.00	(0.53)	9.67	2.29	136	2.01	+ (g)	6.11	+	695

$0.00	$(0.17)	$10.65	4.14%	$161,647	0.96	%+(h)	3.08	%+	263%
0.00	(0.45)	10.39	5.21	112,047	0.96	(h)	4.12		434
0.00	(0.75)	10.32	10.82	84,631	0.99	(h)	5.28		417
0.00	(0.74)	10.03	1.50	54,299	1.19	(h)	5.75		330
0.00	(0.88)	10.63	7.43	29,009	0.95		4.87		376
0.00	(0.90)	10.74	12.14	9,582	0.95		5.88		280

0.00	(0.14)	10.65	3.82	41,478	1.71	+ (i)	2.37	+	263
0.00	(0.38)	10.39	4.42	34,602	1.71	(i)	3.38		434
0.00	(0.67)	10.32	9.94	28,747	1.74	(i)	4.57		417
0.00	(0.66)	10.03	0.72	24,402	1.91	(i)	5.00		330
0.00	(0.81)	10.63	6.69	21,256	1.70		4.14		376
0.00	(0.81)	10.74	11.29	10,631	1.70		5.13		280

0.00	(0.13)	10.65	3.79	64,075	1.71	+ (i)	2.34	+	263
0.00	(0.38)	10.39	4.42	47,725	1.71	(i)	3.37		434
0.00	(0.67)	10.32	9.96	35,337	1.74	(i)	4.57		417
0.00	(0.66)	10.03	0.73	30,214	1.91	(i)	5.01		330
0.00	(0.80)	10.63	6.63	29,584	1.70		4.16		376
0.00	(0.81)	10.74	11.29	17,080	1.70		5.13		280

Prospectus	67

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Global Bond Fund II
Class A
09/30/2002*	$9.42	$0.17	$0.42	$0.59	$(0.18)	$0.00
03/31/2002	9.61	0.38	0.13	0.51	(0.39)	(0.31)
03/31/2001	9.41	0.52	0.50	1.02	(0.52)	(0.30)
03/31/2000	9.89	0.52	(0.46)	0.06	(0.52)	(0.02)
03/31/1999	9.92	0.48	0.06	0.54	(0.48)	(0.09)
03/31/1998	10.84	0.64	0.51	1.15	(0.54)	(1.53)
Class B
09/30/2002*	9.42	0.14	0.41	0.55	(0.14)	0.00
03/31/2002	9.61	0.32	0.12	0.44	(0.32)	(0.31)
03/31/2001	9.41	0.45	0.50	0.95	(0.45)	(0.30)
03/31/2000	9.89	0.45	(0.46)	(0.01)	(0.45)	(0.02)
03/31/1999	9.92	0.41	0.06	0.47	(0.41)	(0.09)
03/31/1998	10.84	0.66	0.41	1.07	(0.46)	(1.53)
Class C
09/30/2002*	9.42	0.14	0.41	0.55	(0.14)	0.00
03/31/2002	9.61	0.32	0.12	0.44	(0.32)	(0.31)
03/31/2001	9.41	0.45	0.50	0.95	(0.45)	(0.30)
03/31/2000	9.89	0.45	(0.46)	(0.01)	(0.45)	(0.02)
03/31/1999	9.92	0.41	0.06	0.47	(0.41)	(0.09)
03/31/1998	10.84	0.55	0.52	1.07	(0.46)	(1.53)
GNMA Fund
Class A
09/30/2002*	$10.67	$0.11	$0.54	$0.65	$(0.10)	$0.00
03/31/2002	10.44	0.25	0.56	0.81	(0.46)	(0.12)
11/30/2000 – 03/31/2001	10.13	0.21	0.31	0.52	(0.21)	0.00
Class B
09/30/2002*	10.67	0.07	0.54	0.61	(0.06)	0.00
05/31/2001 – 03/31/2002	10.43	0.12	0.51	0.63	(0.27)	(0.12)
Class C
09/30/2002*	10.67	0.07	0.54	0.61	(0.06)	0.00
05/31/2001 – 03/31/2002	10.43	0.13	0.50	0.63	(0.27)	(0.12)
High Yield Fund
Class A
09/30/2002*	$9.19	$0.35	$(1.18)	$(0.83)	$(0.35)	$0.00
03/31/2002	9.88	0.74	(0.68)	0.06	(0.75)	0.00
03/31/2001	10.22	0.87	(0.34)	0.53	(0.87)	0.00
03/31/2000	11.23	0.89	(1.01)	(0.12)	(0.89)	0.00
03/31/1999	11.66	0.91	(0.43)	0.48	(0.91)	0.00
03/31/1998	11.10	0.93	0.66	1.59	(0.94)	(0.09)
Class B
09/30/2002*	9.19	0.32	(1.18)	(0.86)	(0.32)	0.00
03/31/2002	9.88	0.68	(0.69)	(0.01)	(0.68)	0.00
03/31/2001	10.22	0.79	(0.33)	0.46	(0.80)	0.00
03/31/2000	11.23	0.81	(1.01)	(0.20)	(0.81)	0.00
03/31/1999	11.66	0.82	(0.43)	0.39	(0.82)	0.00
03/31/1998	11.10	0.84	0.66	1.50	(0.85)	(0.09)
Class C
09/30/2002*	9.19	0.32	(1.18)	(0.86)	(0.32)	0.00
03/31/2002	9.88	0.67	(0.68)	(0.01)	(0.68)	0.00
03/31/2001	10.22	0.79	(0.33)	0.46	(0.80)	0.00
03/31/2000	11.23	0.81	(1.01)	(0.20)	(0.81)	0.00
03/31/1999	11.66	0.82	(0.43)	0.39	(0.82)	0.00
03/31/1998	11.10	0.85	0.65	1.50	(0.85)	(0.09)
Long-Term U.S. Government Fund
Class A
09/30/2002*	$9.96	$0.24	$1.63	$1.87	$(0.24)	$0.00
03/31/2002	10.65	0.62	(0.39)	0.23	(0.62)	(0.30)
03/31/2001	9.79	0.34	1.09	1.43	(0.57)	0.00
03/31/2000	10.30	0.58	(0.51)	0.07	(0.58)	0.00
03/31/1999	10.57	0.59	0.20	0.79	(0.60)	(0.46)
03/31/1998	9.39	0.48	1.34	1.82	(0.58)	(0.06)
Class B
09/30/2002*	9.96	0.19	1.64	1.83	(0.20)	0.00
03/31/2002	10.65	0.54	(0.39)	0.15	(0.54)	(0.30)
03/31/2001	9.79	0.65	0.71	1.36	(0.50)	0.00
03/31/2000	10.30	0.50	(0.50)	0.00	(0.51)	0.00
03/31/1999	10.57	0.51	0.20	0.71	(0.52)	(0.46)
03/31/1998	9.39	0.39	1.35	1.74	(0.50)	(0.06)
Class C
09/30/2002*	9.96	0.19	1.64	1.83	(0.20)	0.00
03/31/2002	10.65	0.54	(0.39)	0.15	(0.54)	(0.30)
03/31/2001	9.79	0.92	0.44	1.36	(0.50)	0.00
03/31/2000	10.30	0.51	(0.51)	0.00	(0.51)	0.00
03/31/1999	10.57	0.50	0.21	0.71	(0.52)	(0.46)
03/31/1998	9.39	0.39	1.35	1.74	(0.50)	(0.06)

68	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return		Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.18)	$9.83	6.27%		$8,999	0.96	%(h)	3.59	%+	167%
0.00	(0.70)	9.42	5.42		5,262	0.96	(h)	3.99		373
0.00	(0.82)	9.61	11.43		2,747	0.98	(h)	5.46		422
0.00	(0.54)	9.41	0.71		2,279	0.98	(h)	5.45		290
0.00	(0.57)	9.89	5.65		2,728	0.95		5.07		236
0.00	(2.07)	9.92	11.21		6,816	0.95		5.88		369

0.00	(0.14)	9.83	5.88		8,880	1.71	+ (i)	2.91	+	167
0.00	(0.63)	9.42	4.63		6,586	1.71	(i)	3.30		373
0.00	(0.75)	9.61	10.60		5,243	1.73	(i)	4.73		422
0.00	(0.47)	9.41	(0.05)		4,590	1.73	(i)	4.72		290
0.00	(0.50)	9.89	4.85		4,909	1.70		4.16		236
0.00	(1.99)	9.92	10.39		4,473	1.70		5.12		369

0.00	(0.14)	9.83	5.88		12,078	1.71	+ (i)	2.88	+	167
0.00	(0.63)	9.42	4.63		6,890	1.71	(i)	3.29		373
0.00	(0.75)	9.61	10.60		5,208	1.73	(i)	4.75		422
0.00	(0.47)	9.41	(0.05)		5,254	1.73	(i)	4.71		290
0.00	(0.50)	9.89	4.82		5,863	1.70		4.16		236
0.00	(1.99)	9.92	10.39		6,096	1.70		5.12		369

$0.00	$(0.10)	$11.22	6.12%		$69,416	1.01	%+(j)	2.01	%+	373%
0.00	(0.58)	10.67	7.92		31,836	1.01	(j)	2.32		1,292
0.00	(0.21)	10.44	5.68		11	0.65	+ (k)	6.11	+	808

0.00	(0.06)	11.22	5.72		47,407	1.76	+ (l)	1.28	+	373
0.00	(0.39)	10.67	6.62		13,063	1.76	+ (l)	1.41	+	1,292

0.00	(0.06)	11.22	5.71		61,359	1.76	+ (l)	1.29	+	373
0.00	(0.39)	10.67	6.66		17,521	1.76	+ (l)	1.45	+	1,292

$0.00	$(0.35)	$8.01	(9.18	) %	$522,205	0.90	%+	8.06	%+	79%
0.00	(0.75)	9.19	(0.67)		539,679	0.90		7.83		96
0.00	(0.87)	9.88	5.44		262,572	0.90		8.62		53
0.00	(0.89)	10.22	(1.15)		187,039	0.90		8.23		39
0.00	(0.91)	11.23	4.32		155,466	0.90		7.94		39
0.00	(1.03)	11.66	14.80		70,858	0.90		8.02		37

0.00	(0.32)	8.01	(9.52)		414,841	1.65	+	7.32	+	79
0.00	(0.68)	9.19	(0.07)		447,674	1.65		7.14		96
0.00	(0.80)	9.88	4.66		327,367	1.65		7.90		53
0.00	(0.81)	10.22	(1.89)		303,333	1.65		7.48		39
0.00	(0.82)	11.23	3.54		286,198	1.65		7.21		39
0.00	(0.94)	11.66	13.94		156,099	1.65		7.27		37

0.00	(0.32)	8.01	(9.52)		516,022	1.65	+	7.31	+	79
0.00	(0.68)	9.19	(0.07)		537,595	1.65		7.13		96
0.00	(0.80)	9.88	4.66		373,530	1.65		7.90		53
0.00	(0.81)	10.22	(1.89)		341,953	1.65		7.49		39
0.00	(0.82)	11.23	3.55		370,861	1.65		7.24		39
0.00	(0.94)	11.66	13.95		284,836	1.65		7.36		37

$0.00	$(0.24)	$11.59	19.01%		$155,663	0.90	%+	4.38	%+	276%
0.00	(0.92)	9.96	2.11		110,780	0.92	(m)	5.89		682
0.00	(0.57)	10.65	15.07		79,477	0.97	(m)	3.36		1,046
0.00	(0.58)	9.79	0.86		42,773	0.99	(m)	5.96		320
0.00	(1.06)	10.30	7.34		29,809	1.34	(m)	5.33		364
0.00	(0.64)	10.57	19.78		6,161	0.91	(m)	4.49		177

0.00	(0.20)	11.59	18.57		105,691	1.65	+	3.57	+	276
0.00	(0.84)	9.96	1.35		67,302	1.67	(n)	5.14		682
0.00	(0.50)	10.65	14.22		54,374	1.70	(n)	6.40		1,046
0.00	(0.51)	9.79	0.11		34,301	1.72	(n)	5.16		320
0.00	(0.98)	10.30	6.51		37,946	2.13	(n)	4.53		364
0.00	(0.56)	10.57	18.85		7,516	1.66	(n)	4.64		177

0.00	(0.20)	11.59	18.57		69,236	1.65	+	3.53	+	276
0.00	(0.84)	9.96	1.33		41,830	1.67	(n)	5.14		682
0.00	(0.50)	10.65	14.24		35,675	1.71	(n)	9.01		1,046
0.00	(0.51)	9.79	0.11		20,955	1.71	(n)	5.16		320
0.00	(0.98)	10.30	6.52		31,653	2.16	(n)	4.50		364
0.00	(0.56)	10.57	18.86		7,258	1.66	(n)	4.64		177

Prospectus	69

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Low Duration Fund
Class A
09/30/2002*	$10.06	$0.18	$0.24	$0.42	$(0.18)	$0.00
03/31/2002	10.03	0.46	0.07	0.53	(0.49)	(0.01)
03/31/2001	9.81	0.60	0.25	0.85	(0.63)	0.00
03/31/2000	10.10	0.59	(0.29)	0.30	(0.59)	0.00
03/31/1999	10.18	0.60	(0.02)	0.58	(0.60)	(0.06)
03/31/1998	9.98	0.60	0.23	0.83	(0.60)	(0.03)
Class B
09/30/2002*	10.06	0.14	0.24	0.38	(0.14)	0.00
03/31/2002	10.03	0.39	0.06	0.45	(0.41)	(0.01)
03/31/2001	9.81	0.53	0.24	0.77	(0.55)	0.00
03/31/2000	10.10	0.51	(0.29)	0.22	(0.51)	0.00
03/31/1999	10.18	0.52	(0.02)	0.50	(0.52)	(0.06)
03/31/1998	9.98	0.53	0.22	0.75	(0.52)	(0.03)
Class C
09/30/2002*	10.06	0.15	0.25	0.40	(0.16)	0.00
03/31/2002	10.03	0.40	0.08	0.48	(0.44)	(0.01)
03/31/2001	9.81	0.55	0.25	0.80	(0.58)	0.00
03/31/2000	10.10	0.54	(0.29)	0.25	(0.54)	0.00
03/31/1999	10.18	0.55	(0.02)	0.53	(0.55)	(0.06)
03/31/1998	9.98	0.55	0.23	0.78	(0.55)	(0.03)
Money Market Fund
Class A
09/30/2002*	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00
03/31/2002	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	0.00	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/1999	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/1998	1.00	0.05	0.00	0.05	(0.05)	0.00
Class B
09/30/2002*	1.00	0.00	0.00	0.00	0.00	0.00
03/31/2002	1.00	0.02	0.00	0.02	(0.02)	0.00
03/31/2001	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2000	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/1999	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/1998	1.00	0.04	0.00	0.04	(0.04)	0.00
Class C
09/30/2002*	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2002	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2001	1.00	0.06	0.00	0.06	(0.06)	0.00
03/31/2000	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/1999	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/1998	1.00	0.05	0.00	0.05	(0.05)	0.00
Real Return Fund
Class A
09/30/2002*	$10.29	$0.25	$1.19	$1.44	$(0.28)	$0.00
03/31/2002	10.40	0.31	0.13	0.44	(0.45)	(0.10)
03/31/2001	9.92	0.71	0.61	1.32	(0.76)	(0.08)
03/31/2000	9.83	0.64	0.11	0.75	(0.64)	(0.02)
03/31/1999	9.77	0.43	0.14	0.57	(0.51)	0.00
03/31/1998	9.93	0.40	0.03	0.43	(0.45)	(0.14)
Class B
09/30/2002*	10.29	0.21	1.19	1.40	(0.24)	0.00
03/31/2002	10.40	0.23	0.13	0.36	(0.37)	(0.10)
03/31/2001	9.92	0.64	0.60	1.24	(0.68)	(0.08)
03/31/2000	9.83	0.57	0.11	0.68	(0.57)	(0.02)
03/31/1999	9.77	0.37	0.12	0.49	(0.43)	0.00
03/31/1998	9.93	0.33	0.03	0.36	(0.38)	(0.14)
Class C
09/30/2002*	10.29	0.22	1.19	1.41	(0.25)	0.00
03/31/2002	10.40	0.25	0.13	0.38	(0.39)	(0.10)
03/31/2001	9.92	0.68	0.59	1.27	(0.71)	(0.08)
03/31/2000	9.83	0.58	0.12	0.70	(0.59)	(0.02)
03/31/1999	9.77	0.44	0.08	0.52	(0.46)	0.00
03/31/1998	9.93	0.35	0.04	0.39	(0.41)	(0.14)

70	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.18)	$10.30	4.22%	$1,395,829	0.90	%+	3.49	%+	95%
0.00	(0.50)	10.06	5.41	829,238	0.90		4.51		569
0.00	(0.63)	10.03	8.93	273,994	0.96	(m)	6.07		348
0.00	(0.59)	9.81	3.07	235,413	0.98	(m)	5.91		82
0.00	(0.66)	10.10	5.86	191,727	0.90		5.85		245
0.00	(0.63)	10.18	8.49	109,531	0.90		5.93		309

0.00	(0.14)	10.30	3.83	350,551	1.65	+	2.74	+	95
0.00	(0.42)	10.06	4.63	203,092	1.65		3.87		569
0.00	(0.55)	10.03	8.12	88,585	1.71	(n)	5.32		348
0.00	(0.51)	9.81	2.30	73,121	1.73	(n)	5.16		82
0.00	(0.58)	10.10	5.07	65,160	1.65		5.03		245
0.00	(0.55)	10.18	7.68	17,624	1.65		5.16		309

0.00	(0.16)	10.30	3.96	790,901	1.40	+	2.98	+	95
0.00	(0.45)	10.06	4.89	429,436	1.40		3.99		569
0.00	(0.58)	10.03	8.39	119,062	1.46	(o)	5.58		348
0.00	(0.54)	9.81	2.55	110,447	1.48	(o)	5.42		82
0.00	(0.61)	10.10	5.33	112,229	1.40		5.35		245
0.00	(0.58)	10.18	8.01	68,766	1.40		5.46		309

$0.00	$(0.01)	$1.00	0.65%	$89,921	0.60	%+	1.29	%+	N/A
0.00	(0.03)	1.00	2.65	46,077	0.60		2.59		N/A
0.00	(0.06)	1.00	5.94	58,940	0.60		5.85		N/A
0.00	(0.05)	1.00	4.92	101,734	0.60		4.90		N/A
0.00	(0.05)	1.00	4.76	105,200	0.60		4.78		N/A
0.00	(0.05)	1.00	5.10	41,375	0.60		5.02		N/A

0.00	0.00	1.00	0.20	69,669	1.50	+	0.38	+	N/A
0.00	(0.02)	1.00	1.73	39,283	1.50		1.63		N/A
0.00	(0.05)	1.00	5.02	38,286	1.50		4.87		N/A
0.00	(0.04)	1.00	3.99	25,507	1.50		4.05		N/A
0.00	(0.04)	1.00	4.03	14,968	1.50		3.79		N/A
0.00	(0.04)	1.00	4.21	2,937	1.50		4.15		N/A

0.00	(0.01)	1.00	0.65	130,285	0.60	+	1.29	+	N/A
0.00	(0.03)	1.00	2.65	80,530	0.60		2.71		N/A
0.00	(0.06)	1.00	5.94	108,549	0.60		5.77		N/A
0.00	(0.05)	1.00	4.95	99,475	0.60		4.78		N/A
0.00	(0.05)	1.00	4.85	86,159	0.60		4.79		N/A
0.00	(0.05)	1.00	5.14	55,696	0.60		5.05		N/A

$0.00	$(0.28)	$11.45	14.15%	$1,272,252	0.93	%+(m)	4.59	%+	63%
0.00	(0.55)	10.29	4.22	527,616	0.90		3.03		237
0.00	(0.84)	10.40	13.97	95,899	0.94	(m)	7.03		202
0.00	(0.66)	9.92	7.93	17,676	0.93	(m)	6.57		253
0.00	(0.51)	9.83	5.99	6,250	0.92	(m)	4.40		438
0.00	(0.59)	9.77	4.12	370	0.92	(m)	4.06		967

0.00	(0.24)	11.45	13.72	774,766	1.68	+ (n)	3.93	+	63
0.00	(0.47)	10.29	3.44	367,369	1.65		2.17		237
0.00	(0.76)	10.40	13.12	54,875	1.69	(n)	6.33		202
0.00	(0.59)	9.92	7.16	11,463	1.68	(n)	5.82		253
0.00	(0.43)	9.83	5.19	3,646	1.68	(n)	3.72		438
0.00	(0.52)	9.77	3.50	1,496	1.67	(n)	3.32		967

0.00	(0.25)	11.45	13.87	1,226,391	1.43	+ (o)	4.07	+	63
0.00	(0.49)	10.29	3.70	516,693	1.40		2.43		237
0.00	(0.79)	10.40	13.42	81,407	1.44	(o)	6.69		202
0.00	(0.61)	9.92	7.40	17,336	1.43	(o)	5.90		253
0.00	(0.46)	9.83	5.46	2,534	1.43	(o)	4.49		438
0.00	(0.55)	9.77	3.73	490	1.42	(o)	3.56		967

Prospectus	71

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Short-Term Fund
Class A
09/30/2002*	$10.00	$0.13	$(0.06)	$0.07	$(0.13)	$0.00
03/31/2002	10.03	0.31	0.06	0.37	(0.38)	(0.02)
03/31/2001	9.95	0.60	0.10	0.70	(0.60)	(0.02)
03/31/2000	10.03	0.55	(0.09)	0.46	(0.54)	0.00
03/31/1999	10.06	0.53	(0.02)	0.51	(0.53)	(0.01)
03/31/1998	10.00	0.55	0.09	0.64	(0.57)	(0.01)
Class B
09/30/2002*	10.00	0.10	(0.07)	0.03	(0.09)	0.00
03/31/2002	10.03	0.28	0.01	0.29	(0.30)	(0.02)
03/31/2001	9.95	0.53	0.10	0.63	(0.53)	(0.02)
03/31/2000	10.03	0.48	(0.09)	0.39	(0.47)	0.00
03/31/1999	10.06	0.45	(0.02)	0.43	(0.45)	(0.01)
03/31/1998	10.00	0.50	0.08	0.58	(0.51)	(0.01)
Class C
09/30/2002*	10.00	0.12	(0.06)	0.06	(0.12)	0.00
03/31/2002	10.03	0.27	0.07	0.34	(0.35)	(0.02)
03/31/2001	9.95	0.57	0.10	0.67	(0.57)	(0.02)
03/31/2000	10.03	0.52	(0.09)	0.43	(0.51)	0.00
03/31/1999	10.06	0.50	(0.02)	0.48	(0.50)	(0.01)
03/31/1998	10.00	0.54	0.07	0.61	(0.54)	(0.01)
StocksPLUS Fund
Class A
09/30/2002*	$9.97	$(0.52)	$(2.24)	$(2.76)	$0.00	$0.00
03/31/2002	10.10	0.31	(0.22)	0.09	(0.22)	0.00
03/31/2001	14.06	(0.01)	(2.80)	(2.81)	(0.24)	(0.91)
03/31/2000	14.26	1.05	1.27	2.32	(1.04)	(1.48)
03/31/1999	14.06	0.93	1.29	2.22	(0.78)	(1.24)
03/31/1998	11.46	1.66	3.41	5.07	(1.38)	(1.09)
Class B
09/30/2002*	9.83	(0.57)	(2.18)	(2.75)	0.00	0.00
03/31/2002	9.98	0.24	(0.22)	0.02	(0.17)	0.00
03/31/2001	13.96	(0.09)	(2.79)	(2.88)	(0.19)	(0.91)
03/31/2000	14.18	0.90	1.30	2.20	(0.94)	(1.48)
03/31/1999	14.01	0.84	1.26	2.10	(0.69)	(1.24)
03/31/1998	11.44	1.61	3.35	4.96	(1.30)	(1.09)
Class C
09/30/2002*	9.88	(0.56)	(2.20)	(2.76)	0.00	0.00
03/31/2002	10.03	0.26	(0.22)	0.04	(0.19)	0.00
03/31/2001	14.00	(0.07)	(2.79)	(2.86)	(0.20)	(0.91)
03/31/2000	14.21	0.94	1.30	2.24	(0.97)	(1.48)
03/31/1999	14.03	0.86	1.28	2.14	(0.72)	(1.24)
03/31/1998	11.45	1.64	3.35	4.99	(1.32)	(1.09)
Strategic Balanced Fund
Class A
09/30/2002*	$10.47	$0.06	$(1.65)	$(1.59)	$(0.07)	$0.00
03/31/2002	10.42	0.39	(0.03)	0.36	(0.31)	0.00
03/31/2001	12.74	0.89	(1.90)	(1.01)	(0.62)	(0.69)
05/28/1999 – 03/31/2000	12.80	0.64	0.48	1.12	(0.87)	(0.31)
Class B
09/30/2002*	10.44	0.02	(1.63)	(1.61)	(0.04)	0.00
03/31/2002	10.40	0.31	(0.04)	0.27	(0.23)	0.00
03/31/2001	12.72	0.81	(1.90)	(1.09)	(0.54)	(0.69)
05/28/1999 – 03/31/2000	12.80	0.60	0.45	1.05	(0.82)	(0.31)
Class C
09/30/2002*	10.42	0.02	(1.63)	(1.61)	(0.04)	0.00
03/31/2002	10.37	0.31	(0.03)	0.28	(0.23)	0.00
03/31/2001	12.70	0.82	(1.92)	(1.10)	(0.54)	(0.69)
05/28/1999 – 03/31/2000	12.80	0.61	0.42	1.03	(0.82)	(0.31)

72	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.13)	$9.94	0.72%	$802,187	0.85	%+	2.63	%+	30%
0.00	(0.40)	10.00	3.68	756,465	0.92	(p)	3.04		131
0.00	(0.62)	10.03	7.23	84,342	1.41	(p)	6.03		121
0.00	(0.54)	9.95	4.76	75,671	1.03	(p)	5.45		38
0.00	(0.54)	10.03	5.21	80,787	0.85		5.15		47
0.00	(0.58)	10.06	6.64	24,182	0.85		5.48		48

0.00	(0.09)	9.94	0.35	16,834	1.60	+	1.91	+	30
0.00	(0.32)	10.00	2.93	11,277	1.74	(q)	2.80		131
0.00	(0.55)	10.03	6.44	6,954	2.15	(q)	5.28		121
0.00	(0.47)	9.95	4.00	6,694	1.80	(q)	4.77		38
0.00	(0.46)	10.03	4.43	3,813	1.60		4.45		47
0.00	(0.52)	10.06	5.96	1,258	1.60		4.97		48

0.00	(0.12)	9.94	0.57	329,326	1.15	+	2.33	+	30
0.00	(0.37)	10.00	3.37	254,809	1.22	(r)	2.68		131
0.00	(0.59)	10.03	6.91	23,961	1.70	(r)	5.72		121
0.00	(0.51)	9.95	4.45	18,935	1.34	(r)	5.17		38
0.00	(0.51)	10.03	4.91	15,589	1.15		4.92		47
0.00	(0.55)	10.06	6.33	6,763	1.15		5.33		48

$0.00	$0.00	$7.21	(27.68)%	$68,260	1.05	%+	(12.08	)%+	89%
0.00	(0.22)	9.97	0.86	107,085	1.06	(b)	3.10		455
0.00	(1.15)	10.10	(21.31)	108,332	1.05		(0.05)		270
0.00	(2.52)	14.06	17.26	160,847	1.05		7.21		92
0.00	(2.02)	14.26	17.07	148,748	1.05		6.66		81
0.00	(2.47)	14.06	47.07	62,970	1.05		13.34		30

0.00	0.00	7.08	(27.98)	120,860	1.80	+	(13.38	)+	89
0.00	(0.17)	9.83	0.13	200,010	1.81	(d)	2.42		455
0.00	(1.10)	9.98	(21.91)	240,913	1.80		(0.74)		270
0.00	(2.42)	13.96	16.40	374,171	1.80		6.27		92
0.00	(1.93)	14.18	16.21	281,930	1.80		6.05		81
0.00	(2.39)	14.01	46.11	99,039	1.80		12.60		30

0.00	0.00	7.12	(27.93)	112,438	1.55	+	(13.12	)+	89
0.00	(0.19)	9.88	0.31	187,100	1.56	(s)	2.60		455
0.00	(1.11)	10.03	(21.66)	207,945	1.55		(0.59)		270
0.00	(2.45)	14.00	16.69	311,942	1.55		6.47		92
0.00	(1.96)	14.21	16.48	245,088	1.55		6.19		81
0.00	(2.41)	14.03	46.38	96,960	1.55		12.85		30

$0.00	$(0.07)	$8.81	(15.22)%	$2,994	0.65	%+	1.17	%+	13%
0.00	(0.31)	10.47	3.48	4,049	0.65	(t)	3.70		35
0.00	(1.31)	10.42	(8.58)	3,660	0.86	(t)	7.44		651
0.00	(1.18)	12.74	9.34	4,468	1.05	+	5.99	+	176

0.00	(0.04)	8.79	(15.48)	6,201	1.40	+	0.42	+	13
0.00	(0.23)	10.44	2.60	7,981	1.40	(t)	2.90		35
0.00	(1.23)	10.40	(9.28)	8,484	1.57	(t)	6.59		651
0.00	(1.13)	12.72	8.61	11,604	1.80	+	5.61	+	176

0.00	(0.04)	8.77	(15.50)	12,569	1.40	+	0.42	+	13
0.00	(0.23)	10.42	2.73	15,235	1.40	(t)	2.91		35
0.00	(1.23)	10.37	(9.32)	14,004	1.58	(t)	6.76		651
0.00	(1.13)	12.70	8.47	13,116	1.80	+	5.66	+	176

Prospectus	73

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Total Return Mortgage Fund
Class A
09/30/2002*	$10.35	$0.13	$0.54	$0.67	$(0.13)	$0.00
03/31/2002	10.42	0.41	0.35	0.76	(0.43)	(0.40)
07/31/2000 – 03/31/2001	10.02	0.39	0.57	0.96	(0.38)	(0.18)
Class B
09/30/2002*	10.35	0.09	0.56	0.65	(0.11)	0.00
03/31/2002	10.42	0.31	0.43	0.74	(0.41)	(0.40)
07/31/2000 – 03/31/2001	10.02	0.34	0.59	0.93	(0.35)	(0.18)
Class C
09/30/2002*	10.35	0.09	0.54	0.63	(0.09)	0.00
03/31/2002	10.42	0.31	0.37	0.68	(0.35)	(0.40)
07/31/2000 – 03/31/2001	10.02	0.34	0.61	0.95	(0.37)	(0.18)

*	Unaudited
+	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.08%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.80%.
(e)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.83%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.25%.
(g)	Ratio of expenses to average net assets excluding interest expense is 2.00%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(i)	Ratio of expenses to average net assets excluding interest expense is 1.70%.
(j)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(k)	The accrual of expenses reflect Advisory fees of 0.25% and Administrative fees of 0.40%.
(l)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(m)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(n)	Ratio of expenses to average net assets excluding interest expense is 1.65%.
(o)	Ratio of expenses to average net assets excluding interest expense is 1.40%.
(p)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(q)	Ratio of expenses to average net assets excluding interest expense is 1.60%.
(r)	Ratio of expenses to average net assets excluding interest expense is 1.15%.
(s)	Ratio of expenses to average net assets excluding interest expense is 1.55%.
(t)	Effective September 29, 2000, the Strategic Balanced Fund did not incur advisory fee expenses.

74	PIMCO Funds: Pacific Investment Management Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.13)	$10.89	6.48%	$21,879	0.91	%+(m)	2.46	%+	405%
0.00	(0.83)	10.35	7.43	7,010	0.90		3.88		1,193
0.00	(0.56)	10.42	10.58	769	0.90	+	5.68	+	848

0.00	(0.11)	10.89	6.08	12,692	1.67	+ (n)	1.71	+	405
0.00	(0.81)	10.35	6.61	5,787	1.65		2.92		1,193
0.00	(0.53)	10.42	9.95	816	1.65	+	4.89	+	848

0.00	(0.09)	10.89	6.08	24,294	1.66	+ (n)	1.73	+	405
0.00	(0.75)	10.35	6.62	9,585	1.65		2.91		1,193
0.00	(0.55)	10.42	9.94	1,908	1.65	+	4.94	+	848

Prospectus	75

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

A-1	PIMCO Funds: Pacific Investment Management Series

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Prospectus A-2

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-3	PIMCO Funds: Pacific Investment Management Series

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the PIMCO Funds Shareholders’ Guide for Class A, B and C Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company Act File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site  at www.pimcoadvisors.com.

Not	part of the prospectus

Receive this document electronically

and eliminate paper mailings

www.pimcoadvisors.com

PIMCO Funds offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home.

Here’s how it works

As communications become available, we’ll send you an e-mail notification containing the Internet address where you can view, save or print the materials. Your participation in eDelivery begins in the quarter you enroll.

Sign up today—it’s fast and easy

To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

Please note:  Each account holder in your household must enroll separately to eliminate all paper mailings to your home.

PZ005. 7/03	Not part of the Prospectus

Prospectus 07.31.03

PIMCO Bond Funds

Share Class	SHORT DURATION BOND FUNDS	CONVERTIBLE FUNDS
D

Short-Term Fund

Low Duration Fund

INTERMEDIATE DURATION BOND FUNDS

Total Return Fund

Investment Grade Corporate Bond Fund

INTERNATIONAL BOND FUNDS

Foreign Bond Fund

Emerging Markets Bond Fund

HIGH YIELD BOND FUNDS

High Yield Fund

MORTGAGE-BACKED BOND FUNDS

GNMA Fund

Total Return Mortgage Fund

REAL RETURN BOND FUNDS

Real Return Fund

CommodityRealReturn

Strategy Fund

Convertible Fund

TAX-EXEMPT BOND FUNDS

Short Duration Municipal

Income Fund

Municipal Bond Fund

California Intermediate

Municipal Bond Fund

California Municipal Bond Fund

New York Municipal

Bond Fund

STRATEGIC ASSET ALLOCATION FUNDS

Strategic Balanced Fund

All Asset Fund

EQUITY-RELATED FUNDS

StocksPLUS Fund

StocksPLUS Total Return Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds:  Pacific Investment Management Series

July 31, 2003

Share Class

D

This prospectus describes 21 mutual funds offered by PIMCO Funds: Pacific Investment Management Series (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of December 31, 2002, PIMCO managed approximately $304.6 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus.

The Funds offer Class D shares in this prospectus. This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4. Following the table are certain key concepts which are used throughout the prospectus.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Short-Term	Money market instruments and short maturity fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–5%(3)

	Low Duration	Short maturity fixed income securities	1–3 years	B to Aaa; max 10% below Baa	0–20%(3)

Intermediate Duration Bond Funds	Total Return	Intermediate maturity fixed income securities	3–6 years	B to Aaa; max 10% below Baa	0–20%(3)

	Investment Grade Corporate Bond	Corporate fixed income securities	3–7 years	B to Aaa; max 10% below Baa	0–20%(3)

International Bond Funds	Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3–7 years	B to Aaa; max 10% below Baa	≥ 80%(5)

	Emerging Markets Bond	Emerging market fixed income securities	0–8 years	Max 15% below B	≥ 80%(5)

High Yield Bond Funds	High Yield	Higher yielding fixed income securities	2–6 years	B to Aaa; min 80% below Baa	0–15%(4)

Mortgage-Backed Bond Funds	GNMA	Short to intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% below Aaa	0%

	Total Return Mortgage	Short to intermediate maturity mortgage-related fixed income securities	1–7 years	Baa to Aaa; max 10% below Aaa	0%

Real Return Bond Funds	Real Return	Inflation-indexed fixed income securities	+/– 2 years of its Index	B to Aaa; max 10% below Baa	0–20%(3)

	CommodityRealReturn Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income securities.	0–10 years	B to Aaa; max 10% below Baa	0–20%(3)

Convertible Funds	Convertible	Convertible securities	N/A	Caa to Aaa; max 40% below Baa and 10% below B	0–20%(3)

Tax-Exempt Bond Funds	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	0–3 years	Baa to Aaa	0%

	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% below Baa	0%

	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%

	California Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and California income tax)	3–12 years	B to Aaa; max 10% below Baa	0%

	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% below Baa	0%

Balanced and Strategic Asset Allocation Funds	Strategic Balanced	45–75% in the StocksPLUS Fund; 25–55% in the Total Return Fund	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

	All Asset	Other PIMCO Funds	Average of Funds held(6)	Average of Funds held(6)	Average of Funds held(6)

Equity-Related Funds	StocksPLUS	S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities	0–1 year	B to Aaa; max 10% below Baa	0–20%(3)

	StocksPLUS Total Return	S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities	1–6 years	B to Aaa; max 10% below Baa	0–20%(3)

(1)	As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Service (“S&P”), or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The percentage limitation relates to non-U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro-denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The Fund does not invest in securities directly, but in other PIMCO Funds.

2	PIMCO Funds: Pacific Investment Management Series

Summary Information (continued)

Fixed Income Instruments

The “Fixed Income Funds” are the California Intermediate Municipal Bond, California Municipal Bond, Emerging Markets Bond, Foreign Bond, GNMA, High Yield, Investment Grade Corporate Bond, Low Duration, Municipal Bond, New York Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term, Total Return and Total Return Mortgage Funds. Each Fixed Income Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities. Each Fixed Income Fund invests in “Fixed Income Instruments,” which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit Ratings

In this prospectus, references are made to credit ratings of debt securities which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as S&P or Moody’s. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.”

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Note on PIMCO Strategic Balanced and All Asset Funds

The All Asset Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset Fund may invest in any of the funds of the Trust except the Strategic Balanced Fund. The Strategic Balanced Fund invests all of its assets in shares of the PIMCO StocksPLUS Fund and PIMCO Total Return Fund. The PIMCO Funds in which the All Asset and Strategic Balanced Funds invest are called Underlying Funds in this prospectus.

Prospectus	3

PIMCO All Asset Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the Underlying Funds. The Fund invests its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying Funds. The asset allocation sub-adviser attempts to diversify the Fund’s assets broadly among the Underlying Funds. Please see the Fund Summaries of the Underlying Funds and “Description of Underlying Funds” in this prospectus for information about their investment styles and primary investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Fund’s investment in a particular Underlying Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the StocksPLUS and StocksPLUS Total Return Funds normally will not exceed 50% of its total assets. In addition, the Fund’s combined investments in the Real Return, Real Return II, Real Return Asset and CommodityRealReturn Strategy Funds normally will not exceed 67% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying Funds. Instead, when making allocation decisions among the Underlying Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to the Underlying Funds, the Fund may invest in additional PIMCO Funds created in the future at the discretion of PIMCO and without shareholder approval.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risks

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield • Market Risk • Issuer Risk • Derivatives Risk • Commodity Risk	• Currency Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk • European Concentration Risk • Emerging Markets Risk • Leveraging Risk	• Management Risk • Mortgage Risk • Smaller Company Risk • California State-Specific Risk • New York State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

4	PIMCO Funds: Pacific Investment Management Series

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses (including Underlying Fund fees) you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Underlying Fund Expenses(3)	Total Annual Fund Operating Expenses

Class D	0.20%	0.25%	0.45%	0.60%	1.50%

(1)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(2)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees.
(3)	Underlying Fund Expenses for the Fund are estimated based upon an allocation of the Fund’s assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying Fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see “Management of the Funds—Fund of Fund Fees.” PIMCO has contractually agreed, for the Fund’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3

Class D	$153	$474

Prospectus	5

PIMCO California Intermediate Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • California State Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (1/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds: Pacific Investment Management Series

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	6.65%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	3.08%

	Lowest (10/1/01–12/31/01)	-0.79%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (8/31/99)

Class D Return Before Taxes	5.66%	6.85%

Class D Return After Taxes on Distributions(1)	4.26%	6.15%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	5.23%	6.02%

Lehman Brothers California Intermediate Municipal Bond Index(2)	4.89%	6.14%

Lipper California Intermediate Municipal Debt Fund Avg(3)	4.56%	5.85%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities from 5 to 10 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.37%	0.87%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.35% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.85% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$89	$278	$482	$1,073

Prospectus	7

PIMCO California Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three- to twelve-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • California State Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (7/31/00), performance information shown in the table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds: Pacific Investment Management Series

PIMCO California Municipal Bond Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/02–9/30/02	7.37%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	4.10%

	Lowest (10/1/01–12/31/01)	-0.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (5/16/00)(4)

Class D Return Before Taxes	7.63%	10.30%

Class D Return After Taxes on Distributions(1)	6.39%	8.43%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	6.36%	8.23%

Lehman California Insured Municipal Index(2)	5.25%	9.30%

Lipper California Intermediate Municipal Debt Fund Avg(3)	3.71%	9.03%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman California Insured Municipal Index is an unmanaged index comprised of insured California Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of its assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.
(4)	The Fund began operations on 5/16/00. Index comparisons began on 5/31/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.37%	0.87%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.35% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.85% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$89	$278	$482	$1,073

Prospectus	9

PIMCO CommodityRealReturn Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities Average Portfolio Duration 0-10 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes. The Fund invests in commodity-linked derivative instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Assets not invested in commodity-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Fund may experience substantial losses. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Commodity Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk • Mortgage Risk	• Leveraging Risk • Management Risk • Issuer Non-Diversification Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

10	PIMCO Funds: Pacific Investment Management Series

PIMCO CommodityRealReturn Strategy Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)
Redemption Fee(1)	0.25%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses	Expense Reduction(4)	Net Fund Operating Expenses

Class D	0.49%	0.25%	0.90%	1.64%	(0.40)%	1.24%

(1) The Trust may waive the fee under certain circumstances.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.50% and organizational expenses representing the Fund’s organizational expenses as attributed to the class and pro rata Trustee fees.

(4)   PIMCO has contractually agreed, for the Fund’s current fiscal year (3/31), to reduce Total Annual Fund Operating Expenses for Class D shares to the extent they would exceed, due to the payment of organizational expenses and Trustees fees, 1.24% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses including such recoupment, do not exceed the annual expense limit.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

		Year 1		Year 3

Class D		$126		$393

Prospectus	11

PIMCO Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management Fund Category Convertible	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Caa to Aaa; maximum 40% below Baa and 10% below B Dividend Frequency Declared and distributed quarterly

The Trust approved a Plan of Termination pursuant to which the Fund will liquidate Class D shares on or before March 31, 2003. Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other PIMCO Funds.

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund invests primarily in investment grade debt securities, but may invest up to 40% of its total assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s or CCC or higher by S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may only invest up to 10% of its total assets in convertible securities rated Caa or CCC or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 20% of its total assets in common stocks or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements and may invest in asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• High Yield Risk • Derivatives Risk • Liquidity Risk • Smaller Company Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (3/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds: Pacific Investment Management Series

PIMCO Convertible Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	-10.54%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	12.89%

	Lowest (1/1/01–3/31/01)	-11.71%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (3/31/99)

Class D Return Before Taxes	-13.40%	7.32%

Class D Return After Taxes on Distributions(1)	-15.13%	5.31%

Class D Return After Taxes on Distributions and Sale of Fund Shares (1)	-8.17%	4.99%

First Boston Convertible Bond Index(2)	-6.45%	6.22%

Lipper Convertible Securities Fund Avg(3)	-7.69%	6.30%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The First Boston Convertible Bond Index is an unmanaged market index comprised of convertible bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.40%	0.25%	0.46%	1.11%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.85% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$113	$353	$612	$1,353

Prospectus	13

PIMCO Emerging Markets Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Emerging market fixed income securities Average Portfolio Duration 0–8 years	Credit Quality Maximum 15% below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, PIMCO generally considers an emerging securities market to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in securities whose return is based on the return of an emerging securities market, such as a derivative instrument rather than investing directly in securities of issuers from emerging markets.

The Fund may invest substantially all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s or by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Emerging Markets Risk • Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk	• Liquidity Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (3/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	PIMCO Funds: Pacific Investment Management Series

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	-3.86%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/01–12/31/01)	12.98%

	Lowest (7/1/98–9/30/98)	-21.14%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (7/31/97)

Class D Return Before Taxes	27.77%	10.72%

Class D Return After Taxes on Distributions(1)	20.94%	5.50%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	16.62%	5.73%

J.P. Morgan Emerging Markets Bond Index Plus(2)	-0.77%	4.58%

Lipper Emerging Markets Debt Fund Avg(3)	11.53%	3.34%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged index which tracks the total returns for external-currency denominated debt instruments of emerging markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Emerging Markets Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.45%	0.25%	0.56%	1.26%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.80% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.55% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 1.25% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$128	$400	$692	$1,523

Prospectus	15

PIMCO Foreign Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category International Bond	Fund Focus Intermediate maturity hedged non-U.S. fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Foreign Investment Risk • Currency Risk • Issuer Non-Diversification Risk • Liquidity Risk	• Mortgage Risk • Derivatives Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	PIMCO Funds: Pacific Investment Management Series

PIMCO Foreign Bond Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	4.40%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	7.12%

	Lowest (1/1/94–3/31/94)	-4.32%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	Fund Inception (12/2/92)(4)

Class D Return Before Taxes	8.48%	7.48%	9.21%

Class D Return After Taxes on Distributions(1)	6.53%	4.52%	5.72%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	5.13%	4.49%	5.64%

J.P. Morgan Non-U.S. Index (Hedged)(2)	6.05%	8.27%	8.83%

Lipper International Income Fund Avg(3)	0.66%	2.00%	5.70%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The J.P. Morgan Non-U.S. Index (Hedged) in an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not take into account sales charges.
(4)	The Fund began operations on 12/2/92. Index comparisons began on 11/30/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.46%	0.96%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.95% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$98	$306	$531	$1,178

Prospectus	17

PIMCO GNMA Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short to intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality B to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”). The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• Derivatives Risk • Mortgage Risk • Liquidity Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares. The performance of the Class D shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	PIMCO Funds: Pacific Investment Management Series

PIMCO GNMA Fund (continued)

Calendar Year Total Return — Institutional Class	More Recent Return Information

	1/1/02–9/30/02	7.15%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	4.65%

	Lowest (10/1/99–12/31/99)	-0.48%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (7/31/97)

Class D Return Before Taxes	11.63%	7.91%

Class D Return After Taxes on Distributions(1)	8.93%	5.29%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	7.03%	5.02%

Lehman Brothers GNMA Index(2)	8.23%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.35%	6.20%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers GNMA Index is an unmanaged index of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper U.S. Mortgage Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgage/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sale charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)(3)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.41%	0.91%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Fund—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.90% for Class D. Interest expense is generally incurred as a result of investment management activities.

(3)   On December 1, 2002, the Fund’s Administrative Fee was reduced by 0.10%, to 0.40% per annum.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10

Class D	$93	$290	$504	$1,120

Prospectus	19

PIMCO High Yield Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category High Yield Bond	Fund Focus Higher yielding fixed income securities Average Portfolio Duration 2–6 years	Credit Quality B to Aaa; minimum 80% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Fund may invest up to 15% of its total assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest up to 25% of its total assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may invest all of its assets in mortgage or asset backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Mortgage Risk	• Foreign Investment Risk • Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	PIMCO Funds: Pacific Investment Management Series

PIMCO High Yield Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	-9.16%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/93–3/31/93)	6.17%

	Lowest (1/1/00–3/31/00)	-2.29%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	Fund Inception (12/15/92)(4)

Class D Return Before Taxes	4.60%	4.93%	8.31%

Class D Return After Taxes on Distributions(1)	1.32%	1.52%	4.67%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	2.78%	2.26%	4.89%

Merrill Lynch U.S. High Yield BB-B Rated Index(2)	5.46%	4.01%	7.19%

Lipper High Current Yield Fund Avg(3)	1.79%	1.39%	5.41%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P. The Fund changed its benchmark index because the Merrill Lynch U.S. High Yield BB-B Rated Index more closely reflects the universe of securities in which the Fund invests. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges.
(4)	The Fund began operations on 12/15/92. Index comparisons began on 12/31/92.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.40%	0.90%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$92	$287	$498	$1,108

Prospectus	21

PIMCO Investment Grade Corporate Bond Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities. The average portfolio duration of this Fund normally varies within a three- to seven-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class Shares, which are offered in a different prospectus. This is because the Fund has not offered Class D shares for a full calendar year. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

The Average Annual Total Returns table also shows estimated historical performance for Class D shares. Prior to the inception date of Class D shares (2/28/03), performance is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	PIMCO Funds: Pacific Investment Management Series

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year Total Returns — Institutional Class
	More Recent Return Information

	1/1/02 - 9/30/02	6.02%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (3rd Qtr. ‘01)	4.17%

	Lowest (2nd Qtr. ‘01)	-0.10%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (4/28/00)

Institutional Class Return Before Taxes	9.07%	12.25%

Institutional Class Return After Taxes on Distributions(1)	4.45%	7.99%

Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	5.71%	7.79%

Class D Return Before Taxes	8.65%	11.81%

Lehman Brothers Credit Investment Grade Index(2)	10.39%	11.60%

Lipper Intermediate Investment Grade Debt Fund Average(3)	7.59%	9.72%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class D shares will vary.
(2)	The Lehman Brothers Credit Investment Grade Index is an unmanaged index comprised of investment grade corporate bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate Investment Grade Debt Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.40%	0.90%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$92	$287	$498	$1,108

Prospectus	23

PIMCO Low Duration Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Short Duration Bond	Fund Focus Short maturity fixed income securities Average Portfolio Duration 1–3 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a one- to three-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds: Pacific Investment Management Series

PIMCO Low Duration Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	5.27%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/95–6/30/95)	3.55%

	Lowest (1/1/94–3/31/94)	-0.40%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Class D Return Before Taxes	7.66%	6.46%	6.44%

Class D Return After Taxes on Distributions(1)	5.30%	3.89%	3.84%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	4.63%	3.88%	3.87%

Merrill Lynch 1-3 Year Treasury Index(2)	8.30%	6.59%	6.09%

Lipper Short Investment Grade Debt Fund Avg(3)	7.24%	5.92%	5.63%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.25%	0.75%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.50% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$77	$240	$417	$930

Prospectus	25

PIMCO Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3–10 years	Credit Quality Ba to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its net assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) but rated at least Ba by Moody’s or BB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund normally varies within a three- to ten-year time frame based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts, or swap agreements, on U.S. Government Securities and Municipal Bonds, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Leveraging Risk • Management Risk	• California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	PIMCO Funds: Pacific Investment Management Series

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	8.69%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/01–3/31/01)	3.46%

	Lowest (4/1/99–6/30/99)	-2.44%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (12/31/97)

Class D Return Before Taxes	7.37%	4.58%

Class D Return After Taxes on Distributions(1)	7.03%	4.50%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	6.39%	4.51%

Lehman Brothers General Municipal Bond Index(2)	5.13%	5.19%

Lipper General Municipal Debt Fund Avg(3)	3.90%	3.74%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers General Municipal Bond Index is an unmanaged index of municipal bonds. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper General Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.35%	0.85%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$87	$271	$471	$1,049

Prospectus	27

PIMCO New York Municipal Bond Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective. Fund Category Tax Exempt Bond	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3–12 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund invests under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within a three-to twelve-year time frame, based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • New York State-Specific Risk • Market Risk	• Issuer Risk • Issuer Non-Diversification Risk • Liquidity Risk • Derivatives Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (1/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	PIMCO Funds: Pacific Investment Management Series

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/02–9/30/02	11.06%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/00–12/31/00)	3.81%

	Lowest (10/1/01–12/31/01)	-0.81%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (8/31/99)

Class D Return Before Taxes	6.36%	7.21%

Class D Return After Taxes on Distributions(1)	4.89%	6.40%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	5.94%	6.30%

Lehman Brothers New York Insured Municipal Bond Index(2)	4.59%	6.44%

Lipper New York Intermediate Municipal Debt Fund Avg(3)	3.64%	5.55%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers Intermediate New York Insured Municipal Bond Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper New York Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.37%	0.87%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.35% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.85% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples. The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$89	$278	$482	$1,073

Prospectus	29

PIMCO Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management Fund Category Inflation-Indexed Bond	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration ± 2 years of its Index	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 65% of its total assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of March 1, 2003 was 7.80 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Issuer Non-Diversification Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Mortgage Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	PIMCO Funds: Pacific Investment Management Series

PIMCO Real Return Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/02–9/30/02	15.62%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/01–3/31/01)	5.18%

	Lowest (10/1/01–12/31/01)	-1.37%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (1/29/97)(4)

Class D Return Before Taxes	8.24%	7.07%

Class D Return After Taxes on Distributions(1)	5.66%	4.40%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	5.11%	4.32%

Lehman Global Real: U.S. TIPS Index(2)	7.90%	5.98%

Lipper Intermediate U.S. Treasury Fund Avg(3)	7.43%	6.59%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Global Real: U.S. TIPS Index is an unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market. Performance information for the index prior to October 1997 is based on the performance information of the Lehman Inflation Notes Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate U.S. Treasury Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. Treasury bills, notes and bonds with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.
(4)	The Fund began operations on 1/29/97. Index comparisons began on 1/31/97.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.40%	0.90%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$92	$287	$498	$1,108

Prospectus	31

PIMCO Short Duration Municipal Income Fund

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Fund Category Tax Exempt Bond	Fund Focus Short and intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 0–3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest up to 20% of its net assets in other types of Fixed Income Instruments. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Mortgage Risk • Leveraging Risk	• Management Risk • California State Specific Risk • New York State Specific Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (1/31/00), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

32	PIMCO Funds: Pacific Investment Management Series

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	2.26%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/00–12/31/00)	1.90%

	Lowest (10/1/01–12/31/01)	0.65%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (8/31/99)

Class D Return Before Taxes	4.55%	4.68%

Class D Return After Taxes on Distributions(1)	4.40%	4.62%

Class D Return After Taxes on Distributions and Sale of Fund Shares (1)	4.13%	4.46%

Lehman Brothers 1-Year Municipal Bond Index(2)	5.77%	5.12%

Lipper Short Municipal Debt Fund Avg(3)	4.71%	4.55%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers 1-Year Municipal Bond Index is an unmanaged index comprised of National Municipal Bond issues having maturities from 1 to 2 years. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.20%	0.25%	0.35%	0.80%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.60% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$82	$255	$444	$990

Prospectus	33

PIMCO Short-Term Fund

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity Fund Category Short Duration Bond	Fund Focus Money market instruments and short maturity fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally does not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 5% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Derivatives Risk • Mortgage Risk	• Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

34	PIMCO Funds: Pacific Investment Management Series

PIMCO Short-Term Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	1.11%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/95–12/31/95)	2.52%

	Lowest (1/1/94–3/31/94)	0.12%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Class D Return Before Taxes	5.33%	5.77%	5.45%

Class D Return After Taxes on Distributions(1)	3.35%	3.46%	3.29%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	3.23%	3.46%	3.29%

Salomon Brothers 3-Month Treasury Bill(2)	4.09%	5.01%	4.69%

Lipper Ultra-Short Obligations Fund Avg(3)	5.30%	5.57%	5.15%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Salomon Brothers 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Ultra-Short Obligations Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.32%	0.82%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.50% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.25% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 0.75%. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$84	$262	$455	$1,014

Prospectus	35

PIMCO StocksPLUS Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Fund Category Enhanced Index Stock	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities Average Portfolio Duration 0–1 year	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Derivatives Risk • Credit Risk	• Interest Rate Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For the period prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

36	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Fund (continued)

Calendar Year Total Returns — Class D	More Recent Return Information

	1/1/02–9/30/02	-27.08%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	21.17%

	Lowest (7/1/01–9/30/01)	-14.93%

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	Fund Inception (5/13/93)(4)

Class D Return Before Taxes	-12.70%	10.04%	13.92%

Class D Return After Taxes on Distributions(1)	-13.13%	5.69%	8.83%

Class D Return After Taxes on Distributions and Sale of Fund Shares (1)	-7.72%	6.57%	9.19%

S&P 500 Index(2)	-11.88%	10.70%	13.85%

Lipper Large-Cap Core Fund Average(3)	-13.83%	8.13%	11.52%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a 3 year weighted basis) of greater than 300% of the dollar weighted median market capitalization of the S&P 400 Mid-Cap Index. It does not take into account sales charges.
(4)	The Fund began operations on 5/13/93.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.40%	0.25%	0.41%	1.06%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect an Administrative Fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees and interest expense. Total Annual Fund Operating Expenses excluding interest expense is 1.05% for Class D. Interest expense is generally incurred as a result of investment management activities.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$108	$337	$585	$1,294

Prospectus	37

PIMCO StocksPLUS Total Return Fund

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short and intermediate maturity fixed income securities Average Portfolio Duration 1-6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within a one- to six-year timeframe based on PIMCO’s forecast for interest rates.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

38	PIMCO Funds: Pacific Investment Management Series

PIMCO StocksPLUS Total Return Fund (continued)

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.49%	0.25%	0.45%	1.19%

(1)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(2)	Other Expenses, which are based on estimated amounts for the initial fiscal year of the class, reflect an Administrative Fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3

Class D	$	$

Prospectus	39

PIMCO Strategic Balanced Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Stock and Bond	Fund Focus 45–75% StocksPLUS Fund; 25–55% Total Return Fund Average Portfolio Duration Average of Funds held	Credit Quality Average of Funds held Dividend Frequency Declared and distributed quarterly

The Trust approved a Plan of Termination pursuant to which the Fund will liquidate Class D shares on or before March 31, 2003. Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other PIMCO Funds.

The Fund seeks to achieve its investment objective by normally investing between 45% and 75% of its total assets in the StocksPLUS Fund and between 25% and 55% of its total assets in the Total Return Fund (collectively, the “Underlying Funds”). The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

Please see the Fund Summaries of the Underlying Funds in this prospectus for information on their investment styles and primary investments.

PIMCO determines how the Fund will allocate and reallocate its assets between the Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. PIMCO does not allocate the Fund’s assets according to a predetermined blend of shares of the Underlying Funds. Instead, PIMCO will determine the mix of Underlying Funds appropriate for the Fund based on methodology, developed by PIMCO, that forecasts stages in the business cycle and considers the risk and reward potential of equity and fixed income investments within specific phases of the business cycle.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

In addition to the StocksPLUS and Total Return Funds, the Fund may in the future invest in additional PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying Fund Risk

Among the principal risks of investing in the Underlying Funds, and consequently the Fund, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Market Risk • Issuer Risk • Interest Rate Risk • Credit Risk	• Derivatives Risk • Liquidity Risk • Foreign Investment Risk • Currency Risk	• Mortgage Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indices and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund achieved the performance track record shown during a period when it pursued its investment objective using different investment policies.

40	PIMCO Funds: Pacific Investment Management Series

PIMCO Strategic Balanced Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	-14.29%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/97–6/30/97)	12.12%

	Lowest (7/1/01–9/30/01)	-6.72%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	Fund Inception (6/28/96)(5)

Class D Return Before Taxes	-3.48%	9.12%	10.14%

Class D Return After Taxes on Distributions(1)	-4.61%	6.04%	6.77%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.14%	6.13%	6.79%

S&P 500 Index(2)	-11.88%	10.70%	11.90%

S&P 500 and Lehman Brothers Aggregate Bond Index Blend(3)	-3.71%	9.81%	10.60%

Lipper Balanced Fund Avg(4)	-4.38%	7.65%	8.52%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of common stocks. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	This index is a static blend consisting 60% of the S&P 500 Composite Stock Price Index and 40% of the Lehman Brothers Aggregate Bond Index. This blended index reflects the Fund’s investment strategy more accurately than the S&P 500 Index. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(4)	The Lipper Balanced Fund Average is a total return performance average of Funds tracked by Lipper, Inc., whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
(5)	The Fund began operations on 6/28/96. Index comparisons began on 6/30/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Underlying Fund Expenses(3)	Total Annual Fund Operating Expenses

Class D	None	0.25%	0.40%	0.57%	1.22%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator— Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

(3)   Underlying Fund Expenses for the Fund are based upon a 60%/40% allocation of the Fund’s assets between the StocksPLUS and Total Return Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. Total Annual Fund Operating Expenses and the Examples set forth below are based on the Underlying Fund Expenses the Fund will incur. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see “Management of the Funds—Strategic Balanced Fund Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$124	$387	$670	$1,477

Prospectus	41

PIMCO Total Return Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Intermediate Duration Bond	Fund Focus Intermediate maturity fixed income securities Average Portfolio Duration 3–6 years	Credit Quality B to Aaa; maximum 10% below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Fund normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Liquidity Risk • Mortgage Risk • Foreign Investment Risk	• Currency Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

42	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	7.32%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	6.41%

	Lowest (1/1/94–3/31/94)	-2.76%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	5 Years	10 Years

Class D Return Before Taxes	9.15%	7.82%	7.92%

Class D Return After Taxes on Distributions(1)	5.92%	4.79%	4.84%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	5.68%	4.80%	4.87%

Lehman Brothers Aggregate Bond Index(2)	8.44%	7.43%	7.23%

Lipper Intermediate Investment Grade Debt Fund Avg(3)	7.59%	6.44%	6.74%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.25%	0.75%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.50% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$77	$240	$417	$930

Prospectus	43

PIMCO Total Return Mortgage Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Mortgage-Backed Bond	Fund Focus Short and intermediate maturity fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls). The average portfolio duration of this Fund normally varies within a one- to seven-year time frame based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s or AAA by S&P, subject to a minimum rating of Baa by Moody’s or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Mortgage Risk • Derivatives Risk • Liquidity Risk	• Foreign Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds.

The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Class D shares. For periods prior to the inception date of Class D shares (4/8/98), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual 12b-1/service fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

44	PIMCO Funds: Pacific Investment Management Series

PIMCO Total Return Mortgage Fund (continued)

Calendar Year Total Returns — Class D
	More Recent Return Information

	1/1/02–9/30/02	7.49%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (7/1/01–9/30/01)	4.56%

	Lowest (4/1/99–6/30/99)	-0.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/01)

	1 Year	Fund Inception (7/31/97)

Class D Return Before Taxes	9.56%	7.87%

Class D Return After Taxes on Distributions(1)	6.05%	5.03%

Class D Return After Taxes on Distributions and Sale of Fund Shares(1)	5.85%	4.89%

Lehman Brothers Mortgage Index(2)	8.22%	7.12%

Lipper U.S. Mortgage Fund Avg(3)	7.63%	6.28%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Lehman Brothers Mortgage Index is an unmanaged index of mortgage-related fixed income securities. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.
(3)	The Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not take into account sales charges.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses

Class D	0.25%	0.25%	0.40%	0.90%

(1)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total fees paid under the administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Investment Adviser and Administrator—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(2) Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10

Class D	$92	$287	$498	$1,108

Prospectus	45

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk

As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk

A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic condition, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Fund’s ability to sell its high yield securities (liquidity risk). If the issuer of a security is in default with respect to interest payments or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly

46	PIMCO Funds: Pacific Investment Management Series

with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage Risk

A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

European Concentration Risk

When a Fund concentrates its investments in Europe, it may be affected significantly by economic, regulatory or political developments affecting European issues. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Prospectus	47

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Smaller Company Risk

The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

California State-Specific Risk

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Allocation Risk

The All Asset and Strategic Balanced Funds’ investment performance depend upon how their assets are allocated and reallocated between the Underlying Funds according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Fund’s adviser will make less than optimal or poor asset allocation decisions. The advisers attempt to identify allocations for the Underlying Funds that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the adviser will focus on an Underlying Fund that performs poorly or underperforms other Funds under various market conditions. You could lose money on your investment in the Funds as a result of these allocation decisions.

Underlying Fund Risks

Because the All Asset and Strategic Balanced Funds invest all of their assets in Underlying Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The All Asset and Strategic Balanced Funds’ net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. To the extent that either Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with each of the Underlying Funds.

48	PIMCO Funds: Pacific Investment Management Series

Management of the Funds

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.

PIMCO has engaged Research Affiliates LLC, a California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund. Research Affiliates LLC is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

Advisory Fees

Each Fund, except the Strategic Balanced Fund, pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2002, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Short Duration Municipal Income Fund	0.20%
Investment Grade Corporate Bond	0.25%
Convertible and StocksPLUS Funds	0.40%
Emerging Markets Bond Fund	0.45%
All other Funds	0.25%

The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2002. The investment advisory fees for the All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds are at an annual rate of 0.20%, 0.49% and 0.49%, respectively, based upon the average daily net assets of the Fund. PIMCO pays a fee to Research Affiliates, the asset allocation sub-adviser of the All Asset Fund, at an annual rate of 0.20% of the average daily net assets of the Fund.

Administrative Fees

Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class D shareholders of each Fund pay an administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal transfer agency and printing costs.

PIMCO may pay financial service firms a portion of the Class D administrative fees in return for the firm’s services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms).

For the fiscal year ended March 31, 2002, the Funds paid PIMCO monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees*

Low Duration, Short-Term and Total Return Funds	0.50%
California Intermediate Municipal, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds	0.60%
Convertible, High Yield, Investment Grade Corporate Bond, Real Return, StocksPLUS, Strategic Balanced and Total Return Mortgage Funds	0.65%
Foreign Bond Fund	0.70%
GNMA Fund**	0.75%
Emerging Markets Bond Fund	0.80%

*   As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 which provides for the payment of up to 0.25% of the Administrative Fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the Administrative Fees rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.”

**  Effective December 1, 2002, the Administrative Fee for the GNMA Fund was reduced to an annual rate of 0.40%.

The All Asset, CommodityRealReturn Strategy and StocksPLUS Total Return Funds were not operational during the fiscal year ended March 31, 2002. The administrative fees for the All Asset and CommodityRealReturn Strategy Funds are at an annual rate of 0.70%, 0.75% and 0.70%, respectively, based upon the average daily net assets of the Fund.

Prospectus	49

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Fund of Funds Fees

The All Asset and Strategic Balanced Funds indirectly pay their proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which each Fund invests. Both Funds pay administrative fees to PIMCO based on the average daily net assets attributable in the aggregate to the Fund’s Class D shares. The Funds also indirectly pay their proportionate share of the administrative fees charged by PIMCO to the Underlying Funds in which each Fund invests.

The expenses associated with investing in a “fund of funds” are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds. Because the All Asset and Strategic Balanced Funds invest in Institutional Class shares of the Underlying Funds, shareholders of each Fund indirectly bear a proportionate share of these expenses, depending upon how each Fund’s assets are allocated from time to time among the Underlying Funds.

Annual Underlying Fund Expenses

(Based on the average daily net assets attributable to a Fund’s Institutional Class Shares)

Underlying Fund	Advisory Fees	Administrative Fees	Total Fund Operating Expenses

California Intermediate Municipal Bond Fund	0.25%	0.22%	0.47%

California Municipal Bond Fund	0.25	0.22	0.47

CommodityRealReturn Strategy Fund	0.49	0.25	0.74

Convertible Fund	0.40	0.25	0.65

Emerging Markets Bond Fund	0.45	0.40	0.85

European Convertible Fund	0.50	0.25	0.75

Foreign Bond Fund	0.25	0.25	0.50

Global Bond Fund	0.25	0.30	0.55

Global Bond Fund II	0.25	0.30	0.55

GNMA Fund	0.25	0.25	0.50

High Yield Fund	0.25	0.25	0.50

Investment Grade Corporate Bond Fund	0.25	0.25	0.50

Long-Term U.S. Government Fund	0.25	0.25	0.50

Low Duration Fund	0.25	0.18	0.43

Low Duration Fund II	0.25	0.25	0.50

Low Duration Fund III	0.25	0.25	0.50

Moderate Duration Fund	0.25	0.20	0.45

Money Market Fund	0.15	0.20	0.35

Municipal Bond Fund	0.25	0.24	0.49

New York Municipal Bond Fund	0.25	0.22	0.47

Real Return Fund	0.25	0.20	0.45

Real Return Fund II	0.25	0.20	0.45

Real Return Asset Fund	0.40	0.25	0.65

Short Duration Municipal Income Fund	0.20	0.19	0.39

Short-Term Fund	0.25	0.20	0.45

StocksPLUS Fund	0.40	0.25	0.65

StocksPLUS Total Return Fund	0.49	0.25	0.74

Total Return Fund	0.25	0.18	0.43

Total Return Fund II	0.25	0.25	0.50

Total Return Fund III	0.25	0.25	0.50

Total Return Mortgage Fund	0.25	0.25	0.50

50	PIMCO Funds: Pacific Investment Management Series

PIMCO has broad discretion to allocate and reallocate the Strategic Balanced Fund’s assets among the Underlying Funds consistent with the Fund’s investment objective and policies and asset allocation targets and ranges. Although PIMCO does not charge an investment advisory fee for its asset allocation services for the Strategic Balanced Fund, PIMCO indirectly receives fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, PIMCO has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. PIMCO is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to the Funds and the Underlying Funds of the Trust.

Individual Portfolio Managers

The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since	Recent Professional Experience

All Asset	Robert D. Arnott	7/02*	Chief Executive Officer, Research Affiliates LLC. Mr. Arnott is also Chairman of First Quadrant, L.P.

California Intermediate Municipal Bond	Mark V. McCray	4/00

Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a bond trader from 1992-1999 at Goldman, Sachs & Co. where he was appointed Vice President in 1996 and named co-head of municipal bond trading in 1997 with responsibility for the firm’s proprietary account and supervised municipal bond traders.

California Municipal Bond		5/00*
Municipal Bond		4/00
New York Municipal Bond		4/00
Short Duration Municipal Income		4/00

CommodityRealReturn Strategy	John B. Brynjolfsson	6/02*	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since that time.
Real Return		1/97*

Convertible	Yuri P. Garbuzov	5/02	Senior Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1997, and has managed fixed income accounts for various institutional clients since that time.

Emerging Markets Bond	Mohamed A. El-Erian	8/99

Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1999. Prior to joining PIMCO, he was a Managing Director from 1998-1999 for Salomon Smith Barney/Citibank where he was head of emerging markets research.

Foreign Bond	Sudi Mariappa	11/00	Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000.
Prior to joining PIMCO, Mr. Mariappa was a Managing Director with Merrill Lynch from 1999-2000. Prior to that, he was associated with Sumitomo Finance
International as an Executive Director in 1998, and with Long-term Capital
Management as a strategist from 1995-1998.

GNMA Total Return Mortgage	W. Scott Simon	10/01	Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 2000.
		4/00	Prior to joining PIMCO, he was a Senior Managing Director and co-head of Mortgage Backed Securities pass-through trading at Bear Stearns & Co.

High Yield	Raymond G. Kennedy	4/02	Managing Director, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO as a Credit Analyst in 1996.

Investment Grade Corporate Bond	Mark Kiesel	11/02

Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Low Duration	William H. Gross	5/87*	Managing Director, Chief Investment Officer and a founding partner of PIMCO.
StocksPLUS		1/98	He leads a team which manages the Strategic Balanced, StocksPLUS and
StocksPLUS Total Return		6/02*	StocksPLUS Total Return Funds.
Strategic Balanced		1/98
Total Return		5/87*

Short-Term	Paul A. McCulley	8/99

Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

* Since inception of the Fund.

Distributor

The Trust’s Distributor is PIMCO Advisors Distributors LLC, an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Prospectus	51

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•   Financial Service Firms.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, PIMCO Advisors or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

This prospectus should be read in connection with your firm’s materials regarding its fees and services.

•   Calculation of Share Price and Redemption Payments.  When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares. NAVs are determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” below for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the  New York Stock Exchange is closed, it will be processed on the next succeeding day when the  New York Stock Exchange is open (according to the succeeding day’s NAV).

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

52	PIMCO Funds: Pacific Investment Management Series

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

•	Investment Minimums. The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Exchanging Shares

You may exchange your Class D shares of any Fund for Class D shares of any other Fund or any fund of PIMCO Funds: Multi-Manager Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of “market-timing” strategies may be deemed by PIMCO to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of “round trip” exchanges an investor may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days’ advance notice to your financial service firm of any termination or material modification of the exchange privilege.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust had agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be

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redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Special Redemption Fee for the CommodityRealReturn Strategy Fund

The CommodityRealReturn Strategy Fund imposes a fee of 0.25%, payable to the Fund, on redemption and exchange orders. The Trust will waive the fee on any redemption or exchange order received directly by the Trust, prior to 1:00 p.m. Eastern time, from shareholders that hold their shares directly with the Trust. Redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the redemption fee against such shareholders will not be subject to the redemption fee. The Trust may eliminate or modify the redemption fee or waivers at any time.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities of indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if significant events occur after the close of the relevant market but prior to the NYSE Close.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly

Fixed Income Funds	•

All Asset, CommodityRealReturn Strategy, Convertible, StocksPLUS, StocksPLUS Total Return and Strategic Balanced Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

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You can choose from the following distribution options:

•     Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

•     Invest all distributions in Class D shares of any other Fund or any series of PIMCO Funds: Multi-Manager Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•     Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

•     Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•     Taxes when you sell (redeem) or exchange your shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•     Consult your tax advisor about other possible tax consequences.  This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state, local and foreign tax consequences.

•     A Note on the Real Return and CommodityRealReturn Strategy Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•     A Note on the Municipal Funds.  Dividends paid to shareholders of the Municipal Funds and derived from Municipal Bond interest are expected to be designated by the Funds as “exempt-interest dividends” and you may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes, although the California Intermediate Municipal Bond Fund, California Municipal Bond Fund, and the New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities

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that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on “private activity” bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, if you are subject to the alternative minimum tax, income derived from “private activity” bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax. Further, the California Intermediate Municipal Bond, California Municipal Bond, and New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not benefit individuals that are not subject to that state’s income tax.

•   A Note on Funds of Funds.  The All Asset and Strategic Balanced Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

The All Asset and Strategic Balanced Funds invest their assets in shares of the Underlying Funds, and as such do not invest directly in the securities described below. The Underlying Funds, however, may invest in such securities. Because the value of an investment in the All Asset and Strategic Balanced Funds are directly related to the investment performance of the Underlying Funds in which they invest, the risks of investing in these Funds are closely related to the risks associated with the Underlying Funds and their investments in the securities described below.

Securities Selection

Most of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors: such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

With respect to the Strategic Balanced Fund, PIMCO will purchase shares of the StocksPLUS and Total Return Funds according to the Strategic Balanced Fund’s equity/fixed income allocation ranges. PIMCO does not purchase shares of the Underlying Funds according to any predetermined formula, but

56	PIMCO Funds: Pacific Investment Management Series

rather decides how to allocate the Fund’s investments based upon PIMCO’s methodology for forecasting stages in the business cycle, and the potential risk and reward of equity and fixed income investments at specific stages of the business cycle. In addition to purchasing shares of the StocksPLUS and Total Return Funds, PIMCO may in the future invest in additional funds in the PIMCO fund family without shareholder approval.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may invest in mortgage- or other asset-backed securities. Except for the California Intermediate Municipal Bond, California Municipal Bond, Convertible, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds, each Fund may invest all of its assets in such securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. A Fund may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

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Loan Participations and Assignments

Certain Funds may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Emerging Markets Bond Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds,” “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomenon, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise

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feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•   Emerging Market Securities.  Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds) may invest up to 10% of its total assets (5% in the case of the Low Duration and Short-Term Funds) in securities of issuers based in countries with developing (or “emerging market”) economies. The Emerging Markets Bond Fund may invest without limit in such securities.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition,

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emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond and Short Duration Municipal Income Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign (Non-U.S.) Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•   Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls And Other Borrowings

Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”). This means that, in general, a Fund may borrow money from banks for any purpose on a served basis in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

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Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

•     A Note on the CommodityRealReturn Strategy Fund.  While each Fund may invest in the following types of derivative instruments, the CommodityRealReturn Strategy Fund typically will seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked and commodity-linked “structured” notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. Further, certain Funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO in accordance

Prospectus	61

with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Delayed Funding Loans and Revolving Credit Facilities

The Funds (except the Municipal Bond Fund) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Investment in Other Investment Companies

The All Asset and Strategic Balanced Funds invest substantially all of their assets in other investment companies. The Strategic Balanced Fund’s investment in a particular Underlying Fund normally will exceed 25% of its total assets. The All Asset Fund’s investment in a particular underlying Fund normally will not exceed 50% of its total assets. Each other Fund may invest up to 10% of its total assets in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objectives either by investing directly in securities or, by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Fund.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be

62	PIMCO Funds: Pacific Investment Management Series

required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

With respect to the Strategic Balanced Fund, the adviser to the Fund does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis so the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund expects portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the Funds may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. For each Fund that has adopted a policy to invest at least 80% of its assets in investments suggested by its name, the term “assets” means net assets plus the amount of any borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to

Prospectus	63

fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than compar.able rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher- quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Descriptions of the Underlying Funds

Because the All Asset Fund invests its assets in the Underlying Funds, and not all of the Underlying Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying Funds that are not described elsewhere in this prospectus. For a complete description of the Underlying Funds, please see the Institutional Class prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

		Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar– weighted average maturity	Min 95% Prime 1; ≤ 5% Prime 2	0%

	Low Duration II	Short maturity fixed income securities with quality and non–U.S. issuer restrictions	1–3 years	A to Aaa	0%

	Low Duration III	Short maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% below Baa	0–20%(3)

Intermediate Duration Bond Funds	Moderate Duration	Short and intermediate maturity fixed income securities	2–5 years	B to Aaa; max 10% below Baa	0–20%(3)

	Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3–6 years	Baa to Aaa	0%

	Total Return III	Intermediate maturity fixed income securities with prohibitions on firms engaged in socially sensitive practices	3–6 years	B to Aaa; max 10% below Baa	0–20%(3)

Long Duration Bond Funds	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%

Real Return Funds	Real Return II	Inflation–indexed fixed income securities	+/– 2 years of its Index	Baa to Aaa	0%

	Real Return Asset	Inflation–indexed fixed income securities	+/– 3 years of its Index	B to Aaa; max 20% below Baa	0–30%(3)

International Bond Funds	Global Bond	U.S. and non–U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25–75%(5)

	Global Bond II	U.S. and hedged non–U.S. intermediate maturity fixed income securities	3–7 years	B to Aaa; max 10% below Baa	25–75%(5)

Convertible Funds	European Convertible	European convertible securities	N/A	B to Aaa; max 40% below Baa	≥ 80%(6)

(1)	As rated by Moody’s, or equivalently rated by S&P, or if unrated, determined by PIMCO to be of comparable quality.
(2)	Each Fund (except the Long–Term U.S. Government, Low Duration II, and Total Return II Funds) may invest beyond these limits in U.S. dollar–denominated securities of non–U.S. issuers.
(3)	The percentage limitation relates to non–U.S. dollar-denominated securities.
(4)	The percentage limitation relates to euro–denominated securities.
(5)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(6)	The percentage limitation relates to convertible securities issued by, or convertible into, an issuer located in any European country.

64	PIMCO Funds: Pacific Investment Management Series

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Prospectus	65

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended March 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The information for the semi-annual period ended September 30, 2002 is unaudited, and is included in the Trust’s semi-annual report to shareholders. The annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor. Note: All footnotes to the financial highlights table appear at the end of the tables.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

California Intermediate Municipal Bond Fund
09/30/2002*	$10.16	$0.20	$0.38	$0.58	$(0.21)	$0.00
03/31/2002	10.60	0.46	(0.07)	0.39	(0.43)	(0.40)
03/31/2001	10.05	0.45	0.55	1.00	(0.42)	(0.03)
01/31/2000–03/31/2000	9.88	0.06	0.18	0.24	(0.07)	0.00
California Municipal Bond Fund
09/30/2002*	$10.02	$0.21	$0.60	$0.81	$(0.21)	$0.00
03/31/2002	10.35	0.36	0.04	0.40	(0.34)	(0.39)
07/31/2000–03/31/2001	10.35	0.31	0.43	0.74	(0.31)	(0.43)
Convertible Fund
09/30/2002*	$10.52	$0.11	$(1.15)	$(1.04)	$(0.10)	$0.00
03/31/2002	11.43	0.16	(0.46)	(0.30)	(0.61)	0.00
08/01/2000–03/31/2001	15.77	(0.05)	(3.39)	(3.44)	(0.20)	(0.70)
Emerging Markets Bond Fund
09/30/2002*	$9.60	$0.33	$(1.31)	$(0.98)	$(0.33)	$0.00
03/31/2002	8.40	0.67	1.78	2.45	(0.75)	(0.50)
03/31/2001	8.61	0.79	0.20	0.99	(0.80)	(0.40)
Foreign Bond Fund
09/30/2002*	$10.39	$0.16	$0.27	$0.43	$(0.17)	$0.00
03/31/2002	10.32	0.43	0.09	0.52	(0.43)	(0.02)
03/31/2001	10.03	0.53	0.51	1.04	(0.54)	(0.21)
03/31/2000	10.63	0.59	(0.45)	0.14	(0.59)	(0.15)
04/08/1998–03/31/1999	10.83	0.53	0.15	0.68	(0.53)	(0.35)
GNMA Fund
09/30/2002*	$10.67	$0.11	$0.54	$0.65	$(0.10)	$0.00
05/31/2001–03/31/2002	10.43	0.18	0.52	0.70	(0.34)	(0.12)
High Yield Fund
09/30/2002*	$9.19	$0.35	$(1.18)	$(0.83)	$(0.35)	$0.00
03/31/2002	9.88	0.74	(0.68)	0.06	(0.75)	0.00
03/31/2001	10.22	1.52	(0.99)	0.53	(0.87)	0.00
03/31/2000	11.23	0.89	(1.01)	(0.12)	(0.89)	0.00
04/08/1998–03/31/1999	11.68	0.89	(0.45)	0.44	(0.89)	0.00
Low Duration Fund
09/30/2002*	$10.06	$0.19	$0.24	$0.43	$(0.19)	$0.00
03/31/2002	10.03	0.46	0.08	0.54	(0.50)	(0.01)
03/31/2001	9.81	0.62	0.24	0.86	(0.64)	0.00
03/31/2000	10.10	0.61	(0.29)	0.32	(0.61)	0.00
04/08/1998–03/31/1999	10.19	0.60	(0.03)	0.57	(0.60)	(0.06)
Municipal Bond Fund
09/30/2002*	$10.03	$0.21	$0.43	$0.64	$(0.21)	$0.00
03/31/2002	10.02	0.47	0.12	0.59	(0.47)	(0.11)
03/31/2001	9.47	0.43	0.56	0.99	(0.44)	0.00
03/31/2000	10.12	0.42	(0.64)	(0.22)	(0.43)	0.00
04/08/1998–03/31/1999	9.98	0.40	0.14	0.54	(0.40)	0.00
New York Municipal Bond Fund
09/30/2002*	$10.35	$0.17	$0.62	$0.79	$(0.21)	$0.00
03/31/2002	10.64	0.45	0.17	0.62	(0.45)	(0.46)
03/31/2001	9.94	0.44	0.77	1.21	(0.42)	(0.09)
01/31/2000–03/31/2000	9.79	0.07	0.15	0.22	(0.07)	0.00

66	PIMCO Funds: Pacific Investment Management Series

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.21)	$10.53	5.76%	$4,142	0.85	%+	3.92	%+	41%
(0.83)	10.16	3.77	1,444	0.87	(b)	4.41		94
(0.45)	10.60	10.21	181	0.86	(b)	4.26		257
(0.07)	10.05	2.39	10	0.85	+ (c)	3.88	+	357

$(0.21)	$10.62	8.14%	$12	0.88	%+(b)	4.05	%+	47%
(0.73)	10.02	3.81	11	0.87	(b)	3.44		164
(0.74)	10.35	7.82	10	0.85	+	4.47	+	338

$(0.10)	$9.38	(9.91)%	$7	1.08	%+(d)	2.12	%+	108%
(0.61)	10.52	(2.60)	8	1.11	(d)	1.46		307
(0.90)	11.43	(22.62)	8	1.05	+	(0.35	)+	225

$(0.33)	$8.29	(10.37)%	$17,122	1.30	%+(e)	7.26	%+	215%
(1.25)	9.60	30.94	27,004	1.26	(e)	7.05		620
(1.20)	8.40	12.58	11	1.33	(e)	9.33		902

$(0.17)	$10.65	4.17%	$96,375	0.96	%+(f)	3.09	%+	263%
(0.45)	10.39	5.21	53,177	0.96	(f)	4.09		434%
(0.75)	10.32	10.84	26,590	0.99	(f)	5.26		417
(0.74)	10.03	1.51	9,955	1.16	(f)	5.77		330
(0.88)	10.63	6.46	8,513	0.95	+	4.82	+	376

$(0.10)	$11.22	6.11%	$5,742	1.01	%+(g)	1.99	%+	373%
(0.46)	10.67	7.40	985	1.01	+ (g)	2.03	+	1,292

$(0.35)	$8.01	(9.18)%	$112,500	0.90	%+	8.06	%+	79%
(0.75)	9.19	0.68	121,572	0.90		7.86		96
(0.87)	9.88	5.40	32,820	0.90		15.06		53
(0.89)	10.22	(1.14)	23,601	0.90		8.29		39
(0.89)	11.23	4.00	9,065	0.90	+	8.07	+	39

$(0.19)	$10.30	4.31%	$238,634	0.75	%+	3.64	%+	95%
(0.51)	10.06	5.57	107,165	0.75		4.59		569
(0.64)	10.03	9.10	19,282	0.82	(h)	6.23		348
(0.61)	9.81	3.22	12,018	0.83	(h)	6.11		82
(0.66)	10.10	5.77	6,481	0.75	+	5.81	+	245

$(0.21)	$10.46	6.46%	$25,460	0.85	%+	3.98	%+	89%
(0.58)	10.03	5.95	6,738	0.85		4.61		231
(0.44)	10.02	10.74	1,414	0.85		4.41		306
(0.43)	9.47	(2.16)	1,104	0.85		4.46		145
(0.40)	10.12	5.47	242	0.85	+	3.99	+	70

$(0.21)	$10.93	7.72%	$171	0.86	%+(b)	3.15	%+	106%
(0.91)	10.35	6.08	66	0.87	(b)	4.19		204
(0.51)	10.64	12.44	113	0.90	(b)	4.23		973
(0.07)	9.94	2.21	10	0.87	+ (i)(b)	4.02	+	270

Prospectus	67

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(a)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Real Return Fund
09/30/2002*	$10.29	$0.25	$1.19	$1.44	$(0.28)	$0.00
03/31/2002	10.40	0.32	0.12	0.44	(0.45)	(0.10)
03/31/2001	9.92	0.72	0.60	1.32	(0.76)	(0.08)
03/31/2000	9.83	0.63	0.12	0.75	(0.64)	(0.02)
04/08/1998–03/31/1999	9.77	0.47	0.09	0.56	(0.50)	0.00
Short Duration Municipal Income Fund
09/30/2002*	$10.17	$0.11	$0.04	$0.15	$(0.10)	$0.00
03/31/2002	10.16	0.30	0.09	0.39	(0.34)	(0.04)
03/31/2001	9.98	0.41	0.17	0.58	(0.40)	0.00
01/31/2000–03/31/2000	9.99	0.06	(0.01)	0.05	(0.06)	0.00
Short-Term Fund
09/30/2002*	$10.00	$0.14	$(0.06)	$0.08	$(0.14)	$0.00
03/31/2002	10.03	0.32	0.06	0.38	(0.39)	(0.02)
03/31/2001	9.95	0.62	0.09	0.71	(0.61)	(0.02)
03/31/2000	10.03	0.55	(0.08)	0.47	(0.55)	0.00
04/08/1998–03/31/1999	10.07	0.53	(0.03)	0.50	(0.53)	(0.01)
StocksPLUS Fund
09/30/2002*	$9.93	$(0.53)	$(2.22)	$(2.75)	$0.00	$0.00
03/31/2002	10.12	0.32	(0.29)	0.03	(0.22)	0.00
03/31/2001	14.08	(0.05)	(2.76)	(2.81)	(0.24)	(0.91)
03/31/2000	14.27	1.04	1.29	2.33	(2.01)	(0.51)
04/08/1998–03/31/1999	14.13	0.79	1.38	2.17	(0.79)	(1.24)
Strategic Balanced Fund
09/30/2002*	$10.48	$0.06	$(1.63)	$(1.57)	$(0.07)	$0.00
03/31/2002	10.44	0.42	(0.07)	0.35	(0.31)	0.00
03/31/2001	12.78	1.47	(2.49)	(1.02)	(0.63)	(0.69)
03/31/2000	12.75	0.71	0.47	1.18	(0.69)	(0.46)
04/08/1998–03/31/1999	12.65	0.79	0.60	1.39	(0.62)	(0.67)
Total Return Fund
09/30/2002*	$10.41	$0.22	$0.47	$0.69	$(0.22)	$0.00
03/31/2002	10.52	0.50	0.20	0.70	(0.51)	(0.30)
03/31/2001	9.96	0.64	0.56	1.20	(0.64)	0.00
03/31/2000	10.36	0.60	(0.40)	0.20	(0.60)	0.00
04/08/1998–03/31/1999	10.66	0.59	0.12	0.71	(0.59)	(0.42)
Total Return Mortgage Fund
09/30/2002*	$10.35	$0.13	$0.52	$0.65	$(0.11)	$0.00
03/31/2002	10.42	0.35	0.35	0.70	(0.37)	(0.40)
03/31/2001	9.97	0.59	0.63	1.22	(0.59)	(0.18)
03/31/2000	10.19	0.54	(0.20)	0.34	(0.56)	0.00
04/08/1998–03/31/1999	10.27	0.53	0.02	0.55	(0.53)	(0.10)

*	Unaudited
+	Annualized
(a)	Per share amounts based on average number of shares outstanding during period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.85%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.74%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(e)	Ratio of expenses to average net assets excluding interest expense is 1.25%.
(f)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(h)	Ratio of expenses to average net assets excluding interest expense is 0.75%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.52%.
(j)	Ratio of expenses to average net assets excluding interest expense is 0.90%.
(k)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(l)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.29%.
(m)	Effective September 29, 2000, the Strategic Balanced Fund did not incur advisory fee expenses.

68	PIMCO Funds: Pacific Investment Management Series

Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.28)	$11.45	4.15%	$808,773	0.93	%+(j)	4.67	%+	63%
(0.55)	10.29	4.22	378,576	0.90		3.10		237
(0.84)	10.40	13.99	57,696	0.94	(j)	7.14		202
(0.66)	9.92	7.93	15,560	0.93	(j)	6.44		253
(0.50)	9.83	5.89	193	0.92	+ (j)	4.75	+	438

$(0.10)	$10.22	1.56%	$5,457	0.80	%+	2.19	%+	103%
(0.38)	10.17	3.88	470	0.80		2.93		107
(0.40)	10.16	5.78	11	0.81	(k)	4.05		208
(0.06)	9.98	0.47	10	0.80	+ (l)	3.51	+	171

$(0.14)	$9.94	0.77%	$112,242	0.75	%+	2.74	%+	30%
(0.41)	10.00	3.80	81,643	0.82	(h)	3.17		131
(0.63)	10.03	7.33	6,613	1.31	(h)	6.15		121
(0.55)	9.95	4.87	3,361	0.93	(h)	5.54		38
(0.54)	10.03	5.10	2,278	0.75	+	5.05	+	47

$0.00	$7.18	(27.69)%	$1,542	1.05	%+	(12.42	)%+	89%
(0.22)	9.93	0.22	1,998	1.06	(d)	3.14		455
(1.15)	10.12	(21.27)	2,769	1.05		(0.43)		270
(2.52)	14.08	17.32	3,288	1.05		7.16		92
(2.03)	14.27	16.69	1,721	1.05	+	8.12	+	81

$(0.07)	$8.84	(14.99)%	$2,002	0.65	%+	1.16	%+	13%
(0.31)	10.48	3.46	1,789	0.65		3.98		35
(1.32)	10.44	(8.65)	632	0.76	(m)	12.67		651
(1.15)	12.78	9.55	167	1.05		5.49		176
(1.29)	12.75	11.45	173	1.05	+	6.41	+	82

$(0.22)	$10.88	6.71%	$1,160,745	0.75	%+	4.08	%+	134%
(0.81)	10.41	6.81	648,596	0.75		4.73		445
(0.64)	10.52	12.44	264,984	0.81	(h)	6.24		450
(0.60)	9.96	2.00	80,459	0.87	(h)	5.97		223
(1.01)	10.36	6.73	34,839	0.75	+	5.21	+	154

$(0.11)	$10.89	6.48%	$90,316	0.91	%+(j)	2.49	%+	405%
(0.77)	10.35	7.43	28,929	0.90		3.37		1,193
(0.77)	10.42	12.69	1,261	0.90		5.78		848
(0.56)	9.97	3.47	166	0.90		5.38		1,476
(0.63)	10.19	5.41	183	0.90	+	5.15	+	158

Prospectus	69

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated, in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are deemed to be predominately speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1	PIMCO Funds: Pacific Investment Management Series

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Prospectus  A-2

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

A-3	PIMCO Funds: Pacific Investment Management Series

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Prospectus  A-4

PIMCO Funds: Pacific Investment Management Series

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-888-87-PIMCO, or by writing to:

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may also contact your financial service firm for details.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Funds.

Investment Company File number 811-5028

PIMCO Funds: Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC Inc., P.O. Box 9688, Providence, RI 02940-9688

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not part of the prospectus

The PIMCO Funds: A Diverse Fund Family

PIMCO Advisors provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $350 billion and have a client list that includes over half of the 100 largest corporations in America. This expertise is available to financial advisors and their clients through the PIMCO Funds, a diverse family of stock and bond funds.

PIMCO Bond Funds

Short Duration

Short-Term Fund

Low Duration Fund

Intermediate Duration

Total Return Fund

International

Foreign Bond Fund

Emerging Markets Bond Fund

High Yield

High Yield Fund

Mortgage-Backed

GNMA Fund

Total Return Mortgage Fund

Inflation-Indexed

Real Return Fund

CommodityRealReturn Strategy Fund

Convertible

Convertible Fund

Tax-Exempt

Short-Duration Municipal Income Fund

Municipal Bond Fund

California Intermediate Municipal Bond Fund

California Municipal Bond Fund

New York Municipal Bond Fund

PIMCO Stock and Bond Funds

Strategic Balanced Fund

PIMCO Stock Funds

Growth

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PPA Tax-Efficient Equity Fund

PEA Growth Fund

NACM Growth Fund

PEA Target Fund

RCM Mid-Cap Fund

PEA Opportunity Fund

Blend

PEA Growth & Income Fund

CCM Capital Appreciation Fund

NACM Core Equity Fund

CCM Mid-Cap Fund

Value

NFJ Equity Income Fund

PEA Value Fund

NACM Value Fund

PEA Renaissance Fund

NACM Flex-Cap Value Fund

NFJ Small-Cap Value Fund

Enhanced Index

StocksPLUS Fund

StocksPLUS Total Return Fund

International

RCM Global Equity Fund

NACM Global Fund

RCM International Growth Equity Fund

NACM International Fund

RCM Global Small-Cap Fund

RCM Europe Fund

NACM Pacific Rim Fund

RCM Emerging Markets Fund

Sector-Related

PEA Innovation Fund

RCM Global Technology Fund

RCM Global Healthcare Fund

RCM Biotechnology Fund

Assets under management are as of 9/30/02. The PIMCO Stock Funds are offered in the PIMCO Funds: Multi-Manager Series (MMS) prospectus. For additional details on the PIMCO Stock Funds, contact your financial advisor (or call 1-888-87-PIMCO) to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. Under no circumstances does this information represent a recommendation to buy or sell mutual funds.

PZ009.7/03	Not part of the Prospectus

                                  PIMCO Funds:
                      Pacific Investment Management Series

                       Statement of Additional Information

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Pacific Investment
Management Series, as supplemented from time to time. The Trust offers up to ten classes of shares of each of its Funds. Class A, Class B, and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus" (dated
February 28, 2003), Class A, B and C shares of the Municipal Bond Fund, Class A and C shares of the Short Duration Municipal Income Fund and Class A shares of the California Intermediate Municipal Bond Fund, California Municipal Bond Fund
and New York Municipal Bond Fund are offered through the "Municipal Bond
Prospectus" (dated March 20, 2003), Class D shares of the Funds are offered through the "Class D Prospectus" (dated February 28, 2003), Class R shares of certain Funds are offered through the "Class R Prospectus" (dated December 31,
2002), Institutional Class and Administrative Class shares of the Funds are offered through the "Institutional Prospectus" (dated November 26, 2002),
Advisor Class shares of certain Funds are offered through the "Advisor Class
Prospectus" (dated December 31, 2002), Institutional Class and Administrative
Class shares of the All Asset, CommodityRealReturn Strategy, Real Return, Real
Return II and Real Return Asset are offered through the "Real Return Prospectus"
(dated July 31, 2002), Institutional Class and Administrative Class shares of the Total Return Fund, Class A, B and C shares of the Total Return Fund and shares of the Liquid Assets Fund are each offered through separate prospectuses
(dated July 31, 2002, November 26, 2002 and November 26, 2002, respectively), as amended or supplemented from time to time (collectively, the "Prospectuses").
Institutional Class and Administrative Class, Class A, B and C, and Class D
shares of the Diversified Income Fund are offered through three separate prospectuses (each dated July __, 2003). Additionally, Class J and Class K shares for certain Funds are offered solely to non-U.S. investors outside the
United States. This information does not constitute an offer of Class J shares or Class K shares to any person who resides within the United States.

     Audited financial statements for the Trust, as of March 31, 2002, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust's March 31, 2002 Annual Reports.
Further, unaudited financial statements for the Trust, as of September 30, 2002, including notes thereto, are incorporated by reference from the Trust's
September 30, 2002 Semi-Annual Reports. Copies of Prospectuses, Annual or
Semi-Annual Reports, and the PIMCO Funds Shareholders' Guide for Class A, B, C
and R Shares (the "Guide"), which is a part of this Statement of Additional
Information, may be obtained free of charge at the addresses and telephone number(s) listed below.

     Institutional and Advisor Prospectuses    Class A, B and C, Class D and
     and Annual and Semi-Annual Reports:       Class R Prospectuses, Annual
                                               and Semi-Annual Reports, and
                                               the Guide:

     PIMCO Funds                               PIMCO Advisors Distributors LLC
     840 Newport Center Drive                  2187 Atlantic Street
     Suite 300                                 Stamford, Connecticut 06902
     Newport Beach, California 92660           Telephone:  (800) 426-0107
     Telephone: (800) 927-4648

July __, 2003

                                TABLE OF CONTENTS

                                       i

                                       ii

                                    THE TRUST

     PIMCO Funds (the "Trust") is an open-end management investment company
("mutual fund") consisting of separate investment portfolios (the "Funds"), including:

All Asset Fund                                    Low Duration Fund III
California Intermediate Municipal Bond Fund       Moderate Duration Fund
California Municipal Bond Fund                    Money Market Fund
Commercial Mortgage Securities Fund               Municipal Bond Fund
CommodityRealReturn Strategy Fund                 New York Municipal Bond Fund
Convertible Fund                                  Real Return Fund
Diversified Income Fund                           Real Return Fund II
Emerging Markets Bond Fund                        Real Return Asset Fund
European Convertible Fund                         Short Duration Municipal
Foreign Bond Fund                                   Income Fund
Global Bond Fund                                  Short-Term Fund
Global Bond Fund II                               StocksPLUS Fund
GNMA Fund                                         StocksPLUS Short Strategy Fund
High Yield Fund                                   StocksPLUS Total Return Fund
Investment Grade Corporate Bond Fund              Strategic Balanced Fund
Liquid Assets Fund                                Total Return Fund
Long Duration Fund                                Total Return Fund II
Long-Term U.S. Government Fund                    Total Return Fund III
Low Duration Fund                                 Total Return Mortgage Fund
Low Duration Fund II

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below. The
Strategic Balanced Fund invests all of its assets in the StocksPLUS and Total
Return Funds. The All Asset Fund invests only in Funds of the Trust. The PIMCO
Funds in which the All Asset and Strategic Balanced Funds invest are referred to in this Statement as "Underlying Funds." By investing in Underlying Funds, the
All Asset and Strategic Balanced Funds may have an indirect investment interest in some or all of the securities and instruments described below depending upon how their assets are allocated between the Underlying Funds.

Municipal Bonds

     Each Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of the California
Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York
Municipal Bond, and Short Duration Municipal Income Funds (collectively, the
"Municipal Funds") to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). In the case of the California Intermediate Municipal Bond, California Municipal Bond, and
New York Municipal Bond Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets in debt securities whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal income tax and California or New York income tax, respectively. The ability of the Fund to invest in securities other than
Municipal Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Municipal Bonds at the end of each calendar quarter. See "Taxes."

     The Municipal Bond and Short Duration Municipal Income Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York, and, if so, will be subject to the
California and New York state-specific risks discussed in the "Summary of Risks"
section of the Prospectus and in this "Municipal Bonds" section of this
Statement of Additional Information, but neither Fund has any present intention to invest more than that amount in a particular state.

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or

authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Municipal Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

     The Municipal Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Municipal Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. A Municipal
Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Municipal Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Municipal Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Fund would hold the longer-term security, which could experience substantially more volatility.

     The Municipal Funds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Municipal Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A
Municipal Fund will not invest more than 5% of its net assets in municipal warrants.

     The Municipal Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase
Agreements ("SBPAs"). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due.
Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond.
Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Municipal Funds may invest in Residual Interest Bonds ("RIBS"), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. RIBS have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund's investment objectives and general investment policies, a Fund, without limitation, may invest in RIBS.

     The Municipal Funds also may invest in participation interests.
Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Municipal Funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Municipal Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Municipal Funds may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal
Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.
A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Each Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond,
California Municipal Bond, and New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a

particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of
California and New York. PIMCO has not independently verified the information, but has no reason to believe that it is substantially different.

     California. The California Intermediate Municipal Bond Fund and the
California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance and
State's Treasurer's Office. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted
that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Certain debt obligations held by the California Intermediate Municipal Bond
Fund and the California Municipal Bond Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which do depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the California Intermediate Municipal Bond Fund and the California Municipal Bond Fund may be impaired.

     Certain tax-exempt securities in which the California Intermediate
Municipal Bond Fund and the California Municipal Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     According to the State's Legislative Analyst Office, with a gross state product in excess of $1 trillion, California's economy is the largest state economy in the United States, accounting for 13% of the nation's output, and the sixth largest economy in the world, trailing only the United States as a whole,
Japan, Germany, England and France. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output.

     While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State's economy has entered a cyclical downturn.

     A series of reports after the start of the 2001-02 Fiscal Year have indicated that both the national and the State economies have been in a recession starting in 2001. In California, the impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11 have exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. The Governor's Administration predicts there will be continued weakness through at least the first half of 2002 until recovery starts.

     California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. California's difficulties with energy supplies could pose serious risks to the State's economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. The Governor directed the
Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply
Program has also been

implemented under legislation enacted in 2001 (the "Power Supply Act") and by orders of the California Public Utilities Commission ("CPUC"). The Power Supply
Program is expected to supply the shortfall between the amount of electricity required by customers and the amount of electricity furnished to customers by the investor-owned utilities until December 31, 2002. The Administration and the
CPUC are developing plans for the provision of the energy shortfall after 2002.
The severity and long-term impact of these developments on the State's economy is difficult to predict, but any significant interruptions in energy supply or rate increases could adversely affect California's economy.

     As of June 20, 2002, California's general obligation bonds have been assigned ratings of A+, A1, and AA by Standard & Poor's Ratings Services
("S&P"), Moody's Investor Service, Inc. ("Moody's") and Fitch, respectively.
These ratings reflect a downward revision by S&P in April 2001 and by Moody's in
November 2001. Both downgrades were the result of each ratings agency's concerns regarding California's energy situation and its potential impact on the State's economy. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Obligations in which the California Intermediate
Municipal Bond Fund or the California Municipal Bond Fund invest.

     Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the
General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State
University and University of California systems), housing, health facilities, and pollution control facilities.

     The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

     Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

     New York. Because the New York Municipal Bond Fund concentrates its investments in New York tax-exempt bonds, the Fund may be affected significantly by economic or regulatory developments, affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. It should be noted that the creditworthiness of obligations issued by local New
York issuers may be unrelated to the creditworthiness of obligations issued by
New York city and state agencies, and that there is no obligation on the part of
New York State to make payment on such local obligations in the event of default.

     The events of September 11, 2001 had a significant impact upon the New York
State economy and more directly on that of New York City. It is expected, based on actions of the U.S. Congress and the President, that both New York State and
New York City will be fully reimbursed for the cost to recover from, clean up and repair the consequences of the World Trade Center attack. However, prior to
September 11, the nation's and the State's economies had been weakening and the loss of over seventy thousand jobs in New York City as a direct result of
September 11 has produced material budgetary pressures including increases to later year budget gaps for New York City and reductions to the State surpluses.
The City of New York Executive Budget Fiscal Year 2003 released by the Mayor of
New York City on April 17, 2002 (the "City Executive Budget"), projects total revenue lost to New York City as a result of September 11 during the 2002-2006 fiscal years will be $3.9 billion and that expense over the same period have increased by $6.1 billion from projections prepared prior to September 11. On
June 19, 2002, the Mayor and the City Council announced a budget agreement which, while it restored some of the funds cut in the City Executive Budget, adopted the City Executive Budget with no material changes.

     New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. However, since 1999, prior to the events of September 11, the growth of New York State's economy has equaled or exceeded national trends. The State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely effect the
State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities).
This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, both the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

     State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities.
Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.
In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

     As of May 23, 2002, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of A2 and Fitch had given the bonds a rating of AA. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New
York Municipal Bond Fund invests.

     Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through
Securities." Certain of the Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see
"Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the
"Government National Mortgage Association," or "GNMA") are described as
"modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is
GNMA. GNMA is a wholly owned United States Government corporation within the
Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing
Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs
(the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage
Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").
FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by
Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio.
FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United
States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, PIMCO determines that the

securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in PIMCO's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the Liquid Assets and Money Market Funds).

     Mortgage-backed securities that are issued or guaranteed by the U.S.
Government, its agencies or instrumentalities, are not subject to the Funds'
industry concentration restrictions, set forth below under "Investment
Restrictions," by virtue of the exclusion from that test available to all U.S.
Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the
VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by
GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates
("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by
FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.
Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S.
Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other
Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act").
CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the
U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO"
class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a
Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet

developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations
("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.
Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM
("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers'
acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Liquid Assets and Money Market Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     The California Intermediate Municipal Bond, California Municipal Bond,
Commercial Mortgage Securities, GNMA, Liquid Assets, Long-Term U.S. Government,
Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Real
Return II, Short Duration Municipal Income, Total Return II and Total Return
Mortgage Funds may invest in the same types of bank obligations as the other
Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S.
Government agency or instrumentality.

Loan Participations

     Certain Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The
Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the

                                       10

corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a
Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the
Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected.
Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment
Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC")
interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.
Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a
Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the
Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Portfolio.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of

                                       11

definitive regulatory guidance, the Funds rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the
Funds.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO's opinion comparable in quality to corporate debt securities in which the Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

     Securities rated Baa and BBB are the lowest which are considered
"investment grade" obligations. Moody's describes securities rated Baa as
"medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories." For a discussion of securities rated below investment grade, see "High Yield
Securities ("Junk Bonds")" below.

High Yield Securities ("Junk Bonds")

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds and in particular, by the Convertible,
Emerging Markets, European Convertible and High Yield Funds are described as
"speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.
The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

                                       12

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the
Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Participation on Creditors Committees

     A Fund (in particular, the High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a
Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.
Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when
PIMCO believes that such participation is necessary or desirable to enforce the
Fund's rights as a creditor or to protect the value of securities held by the
Fund.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Liquid Assets and Money
Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuers, within the period.

     Certain Funds may invest in floating rate debt instruments ("floaters") and
(except the Liquid Assets and Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months.
While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     Each Fund (except the Liquid Assets and Money Market Funds) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Money Market Fund) may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed inverse floater, interest only ("IO"), or principal only ("PO")
securities.

Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the
CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal

                                       13

amount) will be reduced. Repayment of the original bond principal upon maturity
(as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the
Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United
States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

     Certain Funds may obtain event-linked exposure by investing in
"event-linked bonds," "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the
Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See
"Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities.
Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common

                                       14

stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the
Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

     Each Fund (except the California Intermediate Municipal Bond, California
Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New
York Municipal Bond, Short Duration Municipal Income and Total Return II Funds)
may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations")
and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Commercial Mortgage Securities, GNMA,
Liquid Assets, Money Market, Real Return II and Total Return Mortgage Funds may
invest in securities of foreign issuers only if they are U.S.
dollar-denominated. The High Yield Fund may invest up to 15% of its total assets in Euro-denominated securities.

     Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former
Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern
Europe will not also be expropriated, nationalized or otherwise confiscated.

     Each Fund (except the California Intermediate Municipal Bond, California
Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New
York Municipal Bond, Real Return II, Short Duration Municipal Income and Total
Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil,
Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger,
Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S.
Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the

                                       15

Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.
Brady Bonds are often viewed as having three or four valuation components: (i)
the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments;
and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady
Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady
Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the
Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     The Emerging Markets Bond Fund will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year.
Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

                                       16

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.
Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the
U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging.
Proxy hedging attempts to reduce this cost through an indirect hedge back to the
U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

     Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency
Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S.
dollar

                                       17

depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were
"out-of-the-money," in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation
("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the
U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S.
dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S.
dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S.
dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time
(generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.
dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

     Each Fund may borrow money to the extent permitted under the Investment
Company Act of 1940, as amended ("1940 Act"), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Fund's total assets. A
Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund's total assets.

     Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some

                                       18

of its portfolio holdings within three days to reduce the debt and restore the
300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the
Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Global Bond Fund II has adopted a non-fundamental investment restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

     A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.
However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds'
limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 1/3 (for each Fund except the Global Bond Fund II) of a Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3)
have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

     A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

                                       19

Derivative Instruments

     In pursuing their individual objectives the Funds (except the Liquid Assets and Money Market Funds) may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except the California Intermediate
Municipal Bond, California Municipal Bond, Liquid Assets, Long-Term U.S.
Government, Low Duration II, Money Market, Municipal Bond, New York Municipal
Bond, Real Return II, Short Duration Municipal Income and Total Return II Funds)
also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds (except the Liquid Assets and Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a
Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered."
In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also

                                       20

covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is
"covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.
If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the
Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations.
The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to

                                       21

realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Liquid Assets and Money Market Funds) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, interest rates, commodities, and security or commodity indexes.
To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225;
the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates;
three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso;
and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

     A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission
("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging"
transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities

                                       22

which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts
(same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the
Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is
"in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for
"bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is
"in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. In addition, the CFTC has allowed, on a temporary basis, non-hedging transactions where the notional value of non-hedging futures contracts and related options do not exceed the liquidation value of a Fund's investments (after taking into account unrealized profits and unrealized losses on any such contracts). Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Funds may no longer be subject to such limitations.

     When purchasing a futures contract, a Fund will maintain with its custodian
(and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may
"cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the
Fund.

     When selling a futures contract, a Fund will maintain with its custodian
(and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the

                                       23

instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Municipal Bond Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds (as defined above). Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.
The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the

                                       24

daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a
Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.
In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.
If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

     Additional Risks of Options on Securities, Futures Contracts, Options on
Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.
The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii)
delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements and Options on Swap Agreements. Each Fund (except the
Liquid Assets and Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("swap options").

     A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

                                       25

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

     A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer)
will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a
Fund had invested in the reference obligation directly.

     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the Liquid Assets and Money Market Funds) may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund, except the
CommodityRealReturn Strategy Fund, will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).
Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a
Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                       26

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity
Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
To qualify for this exemption, a swap agreement must be entered into by
"eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy
Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.
Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the
Fund's interest rate risk.

Hybrid Instruments

     A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or
(unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except the CommodityRealReturn Strategy Fund, will not invest more than 5% of its total assets in hybrid instruments.

     Certain hybrid instruments may provide exposure to the commodities markets.
These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of

                                       27

these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the
CFTC for an exemption from the provisions of the CEA.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the
Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

     Each Fund (except the Liquid Assets, Money Market and Municipal Bond Funds)
may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of
Trustees, in an amount sufficient to meet such commitments.

     The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a
Portfolio.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the
Fund will segregate until the settlement date assets determined to be liquid by
PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the
Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short Sales

     Certain of the Funds, particularly the StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in

                                       28

long positions in similar securities. A short sale is a transaction in which a
Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Each Fund, except the StocksPLUS Short
Strategy Fund, does not intend to enter into short sales (other than those
"against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's assets. This percentage may be varied by action of the
Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities
(10% in the case of the Liquid Assets and Money Market Funds). The term
"illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws.
Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

     For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i)
the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund.

Social Investment Policies

     The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The
Funds will also avoid, to the extent possible on the basis of information available to PIMCO, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO.
PIMCO's determination of

                                       29

issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis,
PIMCO may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center,
Inc.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies,"
together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that
Fund.

(1)  A Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Liquid Assets and
     Money Market Funds may concentrate their investments in securities or obligations issued by U.S. banks).

(2)  A Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the
     U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the California Intermediate Municipal Bond, California
     Municipal Bond, Commercial Mortgage Securities, CommodityRealReturn
     Strategy, Emerging Markets Bond, Foreign Bond, Global Bond, Global Bond II,
     New York Municipal Bond Fund, Real Return and Real Return Asset Funds.) For
     the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)  A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)  A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this
     Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond
     Fund II, but see non-fundamental restriction "F").

(5)  A Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)  A Fund may make loans only as permitted under the Investment Company Act of
     1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)  A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)  Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

(9)  The Municipal Bond and Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

                                       30

(10) The California Intermediate Municipal Bond and California Municipal Bond
     Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

(11) The New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

     For purposes of Fundamental Investment Restrictions No. 9, 10 and 11, the
term "asset," as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities.

(A)  A Fund may not invest more than 15% of the net assets of a Fund (10% in the case of the Liquid Assets and Money Market Funds) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of
     Trustees).

(B)  A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C)  Each Fund (except the Money Market Fund) may invest no more than 5% of the total assets of a Fund (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities.

(D)  The Global Bond Fund II may not borrow money in excess of 10% of the value
     (taken at the lower of cost or current value) of the Fund's total assets
     (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(E)  A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of
     Additional Information.

(F)  The Global Bond Fund II may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

(G)  In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days notice to shareholders:

     (1)  The GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

                                       31

     (2)  The Total Return Mortgage Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

     (3)  The Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

     (4)  The High Yield Fund will invest, under normal circumstances, at least
          80% of its assets in high yield investments.

     (5)  The Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

     (6)  The Global Bond and Global Bond II Funds will invest, under normal circumstances, at least 80% of their assets in bond investments.

     (7)  The Foreign Bond Fund will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

     (8)  The Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

     (9)  The Convertible Fund will invest, under normal circumstances, at least
          80% of its assets in convertible investments.

     (10) The European Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments that are tied economically to Europe.

     For purposes of these policies, the term "assets," as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

     Currency Hedging. In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the Convertible , Emerging Markets Bond, and Global
Bond Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement.

     To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter
("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund's existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the
Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money"
(i.e., current market value of the underlying securities minus the option's strike price). The repurchase price

                                       32

with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the
Funds and may be amended by the Trustees without the approval of shareholders.
However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     Unless otherwise indicated, all limitations applicable to Fund investments
(as stated above and elsewhere in this Statement of Additional Information)
apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     For purposes of applying the Funds' investment policies and restrictions
(as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction
No. 4 above to permit the Funds, subject to each Fund's investment objectives and general investment policies (as stated in the prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. The Funds have filed an application seeking an order from the SEC to permit the Funds to enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of Total
Return Fund in Japan

     In connection with an offering of Administrative Class shares of the Total
Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed without shareholder approval) with respect to the Total Return Fund. These non-fundamental policies will remain in effect only so long as (i) they are required in accordance with standards of the
Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

(1)  The Trust will not sell shares of the Total Return Fund in Japan except through PIMCO Advisors Distributors LLC.

(2)  The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.

(3)  The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total
     Return Fund acquired by Japanese investors as required by Article 26, Item
     4 of the Rules Concerning Transactions of Foreign Securities of the Japan
     Securities Dealers Association.

(4)  The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of short sales or of the short position is equal to or less than the net asset value of the Total Return Fund.

                                       33

(5)  The Total Return Fund may not borrow money in excess of 10% of the value
     (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6)  The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

(7)  The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed, mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

(8)  None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment adviser of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee's name), 10%
     or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or
     (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

     All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

     If any of the foregoing standards shall, at any time when shares of the
Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the
Japanese Securities Dealers Association, then such standards shall no longer apply.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

     The business of the Trust is managed under the direction of the Trust's
Board of Trustees. Subject to the provisions of the Trust's Declaration of
Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The charts below identify the Trustees and executive officers of the Trust.
Unless otherwise indicated, the address of all persons below is 840 Newport
Drive, Suite 300, Newport Beach, CA 92660.

                                       34

Trustees of the Trust

                           Term of                                                   Number of
                           Office and                                                Funds in
Name, Age and              Length of                                                 Fund Complex
Position Held with         Time          Principal Occupation(s) During Past 5       Overseen       Other Directorships
Trust*                     Served+       Years                                       by Trustee     Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Interested Trustees/1/

Brent R. Harris            02/1992 to    Managing Director, PIMCO.  Chairman and          69         None
(43)                       present       Director, PIMCO Commercial Mortgage
Chairman of the                          Securities Trust, Inc.; Chairman and
Board and Trustee                        Trustee, PIMCO Variable Insurance Trust;
                                         Chairman, Director and President, PIMCO
                                         Strategic Global Government Fund, Inc.

R. Wesley Burns            07/1987 to    Managing Director, PIMCO.  President and         68         None
(43)                       present       Director, PIMCO Commercial Mortgage
President and                            Securities Trust, Inc.; President and
Trustee                                  Trustee, PIMCO Variable Insurance Trust;
                                         Director, PIMCO Funds: Global Investors
                                         Series plc and PIMCO Global Advisors
                                         (Ireland) Limited; and Senior Vice
                                         President, PIMCO Strategic Global
                                         Government Fund, Inc.   Formerly,
                                         Executive Vice President, PIMCO and PIMCO
                                         Funds: Multi-Manager Series.

Independent
Trustees

Guilford C.                04/1987 to    Private Investor; Professor of Finance           68        Director, Growth Fund
Babcock                    present       Emeritus, University of Southern                           of America and
(71)                                     California; Director, PIMCO Commercial                     Fundamental Investors
Trustee                                  Mortgage Securities Trust, Inc.; Trustee,                  Fund of the Capital
                                         PIMCO Variable Insurance Trust; Director,                  Group.
                                         Good Hope Medical Foundation.

--------
*   The ages of the individuals listed below are as of January 17, 2003.

+   Trustees serve until their successors are duly elected and qualified.

/1/ Mr. Harris and Mr. Burns are "interested persons" of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

                                       35

                           Term of                                                   Number of
                           Office and                                                Funds in
Name, Age and              Length of                                                 Fund Complex
Position Held with         Time          Principal Occupation(s) During Past 5       Overseen       Other Directorships
Trust*                     Served+       Years                                       by Trustee     Held by Trustee
----------------------------------------------------------------------------------------------------------------------------

E. Philip Cannon           12/1999 to    Proprietor, Cannon & Company, an                 107       None
(62)                       present       affiliate of Inverness Management LLC, (a
Trustee                                  private equity investment firm).
                                         Director, PIMCO Commercial Mortgage
                                         Securities Trust, Inc.; Trustee, PIMCO
                                         Variable Insurance Trust; Trustee, PIMCO
                                         Funds:  Multi-Manager Series; President,
                                         Houston Zoo.  Formerly, Headmaster, St.
                                         John's School, Houston, Texas; Trustee of
                                         PIMCO Advisors Funds and Cash
                                         Accumulation Trust.

Vern O. Curtis             02/1995 to    Private Investor; Director, PIMCO                68        Director, Public
(68)                       present       Commercial Mortgage Securities Trust,                      Storage Business
Trustee                                  Inc.; and Trustee, PIMCO Variable                          Parks, Inc., (a Real
                                         Insurance Trust.                                           Estate Investment
                                                                                                    Trust); Director,
                                                                                                    Fresh Choice, Inc.
                                                                                                    (restaurant company).

J. Michael Hagan           12/1999 to    Private Investor and Business                    68        Director, Ameron
(63)                       present       Consultant.  Director, PIMCO Commercial                    International
Trustee                                  Mortgage Securities Trust, Inc.; Trustee,                  (manufacturing);
                                         PIMCO Variable Insurance Trust; Member of                  Director, Freedom
                                         the Board of Regents at Santa Clara                        Communications;
                                         University; Member of the Board, Taller                    Director, Remedy Temp
                                         San Jose; Trustee, South Coast Repertory                   (staffing); and
                                         Theater.  Formerly, Chairman and CEO,                      Director, Saint Gobain
                                         Furon Company (manufacturing).                             Corporation.

Thomas P. Kemp             04/1987 to    Private Investor; Director, PIMCO                68        Chairman, OneTouch
(72)                       present       Commercial Mortgage Securities Trust,                      Technologies Corp.
Trustee                                  Inc.; Trustee, PIMCO Variable Insurance
                                         Trust. Formerly, Co-Chairman, U.S.
                                         Committee to Assist Russian Reform.

William J. Popejoy         08/1995 to    Managing Member, Pacific Capital                 68        None
(64)                       present       Investors; Trustee, PIMCO Variable
Trustee                                  Insurance Trust; and Director, PIMCO
                                         Commercial Mortgage Securities Trust,
                                         Inc.  Formerly, Chairman, PacPro and
                                         Director, California State Lottery.

                                       36

Executive Officers

Name, Age and Position Held with     Term of Office and Length of
Trust                                Time Served                    Principal Occupation(s) During Past 5 Years

----------------------------------------------------------------------------------------------------------------------------
Michael G. Dow                      08/1995 to present             Senior Vice President, PIMCO.
(39)
Senior Vice President

William H. Gross                    04/1987 to present             Managing Director and Executive Committee Member,
(58)                                                               PIMCO; Director and Vice President, StocksPLUS
Senior Vice President                                              Management, Inc; and  Senior Vice President, PIMCO
                                                                   Variable Insurance Trust.

Margaret Isberg                     02/1996 to present             Managing Director, PIMCO.  Formerly, Executive Vice
(46)                                                               President, PIMCO.
Senior Vice President

John S. Loftus                      02/2001 to present             Managing Director, PIMCO; and Vice President and
(43)                                                               Secretary, StocksPLUS Management, Inc.
Senior Vice President

Jeffrey M. Sargent                  02/1993 to present             Senior Vice President, PIMCO, PIMCO Commercial Mortgage
(40)                                                               Securities Trust, Inc., PIMCO Variable Insurance Trust
Senior Vice President                                              and PIMCO Strategic Global Government Fund, Inc.; Vice
                                                                   President, PIMCO Funds: Multi-Manager Series.
                                                                   Formerly, Vice President, PIMCO.

Leland T. Scholey                   02/1996 to present             Senior Vice President, PIMCO.  Formerly, Vice
(50)                                                               President, PIMCO.
Senior Vice President

Raymond C. Hayes                    02/1995 to present             Senior Vice President, PIMCO.  Formerly, Vice
(58)                                                               President, PIMCO.
Vice President

Jim Johnstone                       02/2002 to present             Vice President, PIMCO.  Formerly, Vice President,
(38)                                                               Fidelity Investments.
Vice President

Thomas J. Kelleher, III             02/1998 to present             Vice President, PIMCO.
(52)
Vice President

Henrik P. Larsen                    02/1999 to present             Vice President, PIMCO, PIMCO Commercial Mortgage
(32)                                                               Securities Trust, Inc., PIMCO Variable Insurance Trust,
Vice President                                                     PIMCO Strategic Global Government Fund, Inc. and PIMCO
                                                                   Funds:  Multi-Manager Series. Formerly, Manager,
                                                                   PIMCO.

Andre J. Mallegol, III              02/1998 to present             Vice President, PIMCO.  Formerly, associated with
(36)                                                               Fidelity Investments Institutional Services Company.
Vice President

                                       37

Name, Age and Position Held with     Term of Office and Length of
Trust                                Time Served                    Principal Occupation(s) During Past 5 Years

----------------------------------------------------------------------------------------------------------------------------
James F. Muzzy                      04/1987 to present             Managing Director, PIMCO; Director and Vice President,
(63)                                                               StocksPLUS Management, Inc.;  Senior Vice President,
Vice President                                                     PIMCO Variable Insurance Trust;  and Director, PIMCO
                                                                   Funds: Global Investors Series plc and PIMCO Global
                                                                   Advisors (Ireland) Limited.

Douglas J. Ongaro                   08/1995 to present             Senior Vice President, PIMCO.  Formerly, Vice
(41)                                                               President, PIMCO.
Vice President

David J. Pittman                    02/1998 to present             Vice President, PIMCO.  Formerly, a senior executive
(55)                                                               with Bank of America, the Northern Trust Co. and
Vice President                                                     NationsBank.

Mark A. Romano                      02/1998 to present             Senior Vice President, PIMCO.  Formerly, Vice
(44)                                                               President, PIMCO; and associated with Wells Fargo's
Vice President                                                     institutional money management group and First
                                                                   Interstate's Pacifica family of mutual funds.

Scott M. Spalding                   02/2002 to present             Vice President, PIMCO.  Formerly, associated with
(33)                                                               PacificCare Healthcare Systems.
Vice President

William S. Thompson, Jr.            11/1993 to present             Chief Executive Officer, Managing Director and
(57)                                                               Executive Committee Member, PIMCO.  Director and
Vice President                                                     President, StocksPLUS Management, Inc.; Vice President,
                                                                   PIMCO Commercial Mortgage Securities Trust, Inc.;  and
                                                                   Senior Vice President, PIMCO Variable Insurance Trust.

Michael J. Willemsen                02/2002 to present             Vice President, PIMCO, PIMCO Variable Insurance Trust,
(43)                                                               PIMCO Commercial Mortgage Securities Trust, Inc. and
Vice President                                                     PIMCO Strategic Global Government Fund, Inc.  Formerly,
                                                                   Assistant Secretary, PIMCO Funds: Pacific Investment
                                                                   Management Series, PIMCO Variable Insurance Trust and
                                                                   PIMCO Commercial Mortgage Securities Trust, Inc.

John P. Hardaway                    08/1990 to present             Senior Vice President, PIMCO.  Treasurer, PIMCO
(45)                                                               Commercial Mortgage Securities Trust, Inc., PIMCO
Treasurer                                                          Variable Insurance Trust, PIMCO Strategic Global
                                                                   Government Fund, Inc. and PIMCO Funds: Multi-Manager
                                                                   Series.  Formerly, Vice President, PIMCO.

Garlin G. Flynn                     08/1995 to present             Specialist, PIMCO.  Secretary, PIMCO Commercial
(56)                                                               Mortgage Securities Trust, Inc., PIMCO Variable
Secretary                                                          Insurance Trust and PIMCO Strategic Global Government
                                                                   Fund, Inc.;  and Assistant Secretary, PIMCO Funds:
                                                                   Multi-Manager Series. Formerly, Senior Fund
                                                                   Administrator, PIMCO.

Erik C. Brown                       02/2001 to present             Vice President, PIMCO.  Assistant Treasurer, PIMCO
(35)                                                               Commercial Mortgage Securities Trust, Inc., PIMCO
Assistant Treasurer                                                Variable Insurance Trust, PIMCO Strategic Global
                                                                   Government Fund, Inc. and PIMCO Funds: Multi-Manager
                                                                   Series.  Formerly, tax consultant with Deloitte and
                                                                   Touche LLP and PricewaterhouseCoopers LLC.

                                       38

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------------------
                                                                                 Aggregate Dollar Range of Equity
                                                                                Securities in All Funds Overseen by
   Name of Trustee or Nominee        Dollar Range of Equity Securities in         Trustee or Nominee in Family of
                                                  the Funds                            Investment Companies
-----------------------------------------------------------------------------------------------------------------------
Guilford C. Babcock                                  None                                       -0-
-----------------------------------------------------------------------------------------------------------------------
R. Wesley Burns                                 Over $100,000                              Over $100,000
-----------------------------------------------------------------------------------------------------------------------
E. Philip Cannon                                     None                                  Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Vern O. Curtis                                  Over $100,000                              Over $100,000
-----------------------------------------------------------------------------------------------------------------------
J. Michael Hagan                                     None                                       -0-
-----------------------------------------------------------------------------------------------------------------------
Brent R. Harris                                 Over $100,000                              Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Thomas P. Kemp                                 $10,001-$50,000                            $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------
William J. Popejoy                                   None                                       -0-
-----------------------------------------------------------------------------------------------------------------------

     No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee's (and his or her immediate family members') share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2001.

----------------------------------------------------------------------------------------------------------------------
                                Name of Owners
                                     and
                               Relationships to
 Name of Trustee or               Trustee or                                             Value of        Percent of
      Nominee                       Nominee           Company       Title of Class      Securities          Class
----------------------------------------------------------------------------------------------------------------------
Guilford C. Babcock                  None              None              None              None             None
----------------------------------------------------------------------------------------------------------------------
E. Philip Cannon                     None              None              None              None             None
----------------------------------------------------------------------------------------------------------------------
Vern O. Curtis                       None              None              None              None             None
----------------------------------------------------------------------------------------------------------------------
J. Michael Hagan                     None              None              None              None             None
----------------------------------------------------------------------------------------------------------------------
Thomas P. Kemp                       None              None              None              None             None
----------------------------------------------------------------------------------------------------------------------
William J. Popejoy                   None              None              None              None             None
----------------------------------------------------------------------------------------------------------------------

     No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

..    the Funds;

..    an officer of the Funds;

..    an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940
     Act, having the same investment adviser or principal underwriter as the
     Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

..    an officer or an investment company, or a person that would by an investment company but for the exclusions provided by sections 3(c)(1) and
     3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

                                       39

..    the investment adviser or principal underwriter of the Funds;

..    an officer of the investment adviser or principal underwriter of the Funds;

..    a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds;
     or

..    an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

Standing Committees

     The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy).
The Audit Committee reviews both the audit and non-audit work of the Trust's independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Trust's records and the safekeeping arrangement of the
Trust's custodian. During the fiscal year ended March 31, 2002, the Audit
Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he or she was a member of the Audit
Committee.

     The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the
Trust's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation
Committee currently consists of all of the Trust's Board members. The Valuation
Committee held two meetings during the last fiscal year.

     The Trust also has a Nominating Committee, composed of independent Trustees
(Messrs. Babcock, Cannon, Curtis, Hagan, Kemp, and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the
Trust. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended March 31, 2002, there were no meetings of the Nominating Committee.

Compensation Table

     The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2002.

                                        Aggregate             Total Compensation from Trust and
                                       Compensation                    Fund Complex Paid
Name and Position                       from Trust/1/                    to Trustees/2/
-----------------                       ----------                       -----------
Guilford C. Babcock,  Trustee            $93,750                           $93,750
E. Philip Cannon,  Trustee               $107,820/3/                       $182,320/4/
Vern O. Curtis,  Trustee                 $98,720                           $98,720
J. Michael Hagan,  Trustee               $95,000                           $95,000
Thomas P. Kemp,  Trustee                 $95,000                           $95,000
William J. Popejoy,  Trustee             $95,000                           $95,000

     /1/ Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a
Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $1,500. For the fiscal year ended
March 31, 2002, the unaffiliated Trustees as a group received compensation in the amount of $449,530.

     /2/ Each Trustee also serves as a Director of PIMCO Commercial Mortgage
Securities Trust, Inc., a registered closed-end management investment company, and as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company. For their services to PIMCO Commercial Mortgage
Securities Trust, Inc., the Directors listed above received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended in person and
$500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For

                                       40

the fiscal year ended December 31, 2001, the unaffiliated Directors as a group received compensation in the amount of $70,143.

     The Trustees listed above, for their services as Trustees of PIMCO Variable
Insurance Trust, receive an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2001, the unaffiliated Trustees as a group received compensation in the amount of $64,393.

     /3/ The Trust, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO
Variable Insurance Trust have adopted a deferred compensation plan. For fiscal year ended December 31, 2001, Mr. Cannon elected to have $11,500 and $10,500 in compensation deferred from the PIMCO Commercial Mortgage Securities Trust, Inc.
and PIMCO Variable Insurance Trust, respectively. For fiscal year ended March
31, 2002, Mr. Cannon elected to have $95,000 in compensation from the Trust deferred.

     /4/ Mr. Cannon also serves as a Trustee of PIMCO Funds: Multi-Manager
Series which has adopted a deferred compensation plan. For the fiscal year ended
December 31, 2001, Mr. Cannon elected to have $73,000 in compensation from that
Trust deferred.

Investment Adviser

     Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust.
PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P.
("ADAM of America"). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz
PacLife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC is a wholly-owned subsidiary of Allianz Dresdner
Asset Management of America LLC which is a wholly-owned subsidiary of Allianz of
America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company.

     PIMCO has engaged Research Affiliates, LLC ("Research Affiliates"), a
California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund pursuant to an asset allocation sub-advisory agreement
("Asset Allocation Agreement"). Research Affiliates was organized in March 2002 and is located at 800 E. Colorado Blvd., 9th Floor, Pasadena, CA 91101.

     PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach,
California 92660. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2002.

     Allianz AG is a European based insurance and financial services holding company and a publicly traded German company. As of December 31, 2001, the
Allianz Group (including PIMCO) had assets under management of more than $1.02 trillion.

     Significant institutional shareholders of Allianz AG currently include
Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and Bayerische
Hypo-und Vereinsbank AG ("HypoVereinsbank"). These entities as well as certain broker-dealers that might be controlled by or affiliated with Allianz AG or these entities (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Funds generally are precluded from effecting principal transactions with the
Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Funds, the
Funds' ability to take advantage of market opportunities, or the Funds' overall performance.

Advisory Agreement

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio
Transactions."

                                       41

PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the
Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the
Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

     PIMCO is responsible for determining how the assets of the Strategic
Balanced Fund are allocated and reallocated from time to time between the
Underlying Funds. The Fund does not pay any fees to PIMCO in return for these services under the Advisory Agreement. The Fund does, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests.

     Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of
Trustees and (ii) by a majority of the Independent Trustees. The Advisory
Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     Continuation of the Advisory Contract was last approved by the Board of
Trustees, including a majority of the Trustees who are not parties to the
Advisory Contract or interested persons of such parties ("Independent
Trustees"), at a meeting held on August 20, 2002. In determining whether to continue the Advisory Contract, the Trustees considered the fees and expenses paid by the Funds and by comparable funds, the costs of providing these services, and the profitability of PIMCO's relationship with the Funds. The
Trustees also considered the nature and quality of services provided under the
Advisory Contract, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Trustees also considered the terms of the Trust's Administration Agreement and the fees paid and services provided to the Funds under their "unified fee" structure. In addition, the Trustees considered the relationships among PIMCO, Allianz AG, and their affiliates, including any collateral benefits received by PIMCO or its affiliates due to PIMCO's relationship with the Funds. The Trustees also considered PIMCO's representations concerning its staffing, capabilities and methodologies applied in managing the Funds, including the importance of retention of personnel with relevant portfolio management experience. Upon completion of the Board's review and discussion, the Trustees concluded that the investment advisory fees payable to PIMCO under the Advisory Contract are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Advisory Contract between the Trust and PIMCO for one year.

     PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Fund pursuant to an Asset Allocation Agreement. Under the Asset
Allocation Agreement, Research Affiliates is responsible for the management of the Fund and determining how the assets of the Fund are allocated and reallocated from time to time among the Underlying Funds. For services provided to the All Asset Fund, PIMCO (not the Trust) pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Fund. The Fund also indirectly pays a proportionate share of the advisory fees paid to PIMCO by the Underlying Funds in which the Fund invests. Research Affiliates is not compensated directly by the All Asset Fund.

     Under the terms of the Asset Allocation Agreement, Research Affiliates is
obligated to manage the All Asset Fund in accordance with applicable laws and regulations. The Asset Allocation Agreement will continue in effect with respect to the All Asset Fund for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Asset
Allocation Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days' written notice by either party to the contract and will terminate automatically if assigned. If Research
Affiliates ceases to manage the portfolio of the Fund, PIMCO will either assume full responsibility for the management of the Fund, or retain a new asset allocation sub-adviser, subject to the approval of the Trustees and, if required, the Fund's shareholders.

     Except for the Strategic Balanced Fund, PIMCO receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                                                                        Advisory
Fund                                                                                                    Fee Rate
----                                                                                                    --------
Liquid Assets Fund                                                                                       0.10%

                                       42

                                                                                                        Advisory
Fund                                                                                                    Fee Rate
----                                                                                                    --------
Money Market Fund                                                                                        0.15%
All Asset and Short Duration Municipal Income Funds                                                      0.20%
Commercial Mortgage Securities, Convertible, Real Return Asset, StocksPLUS
     and StocksPLUS Short Strategy Funds                                                                 0.40%
Diversified Income and Emerging Markets Bond Funds                                                       0.45%
CommodityRealReturn Strategy and StocksPLUS Total Return Funds                                           0.49%
European Convertible Fund                                                                                0.50%
All other Funds                                                                                          0.25%

     For the fiscal years ended March 31, 2002, 2001 and 2000, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                                                 Year Ended        Year Ended         Year Ended
Fund                                                               3/31/02           3/31/01            3/31/00
----                                                               -------           -------            -------
California Intermediate Municipal Bond Fund                        $ 245,724          $ 235,549            $ 6,312
California Municipal Bond Fund                                        38,652             23,189                N/A
Convertible Fund                                                     177,766            592,451            266,262
Emerging Markets Bond Fund                                           475,043            211,416             86,725
European Convertible Fund                                             25,385              8,367                N/A
Foreign Bond Fund                                                  1,833,823          1,477,689          1,455,350
Global Bond Fund                                                     799,652            731,816            682,166
Global Bond Fund II                                                  197,770            191,774            143,465
GNMA                                                                 117,225             20,257             10,454
High Yield Fund                                                    7,996,501          7,084,431          8,796,696
Investment Grade Corporate Bond Fund                                  14,792             12,277                N/A
Long-Term U.S. Government Fund                                     1,320,155          1,026,205            863,294
Low Duration Fund                                                 13,116,919         10,648,205         10,480,477
Low Duration Fund II                                               1,177,684          1,517,422          1,154,518
Low Duration Fund III                                                122,127             99,814             69,310
Moderate Duration Fund                                             1,627,129          1,179,075            859,866
Money Market Fund                                                    541,950            595,731            754,997
Municipal Bond Fund                                                  272,823            153,408            140,711
New York Municipal Bond Fund                                          12,643              8,227              4,402
Real Return Fund                                                   5,064,008          1,358,282            286,410
Real Return Fund II                                                    3,371                N/A                N/A
Real Return Asset Fund                                                31,567                N/A                N/A
Short Duration Municipal Income Fund                                  31,171             26,241             12,387
Short-Term Fund                                                    3,548,056          1,707,119          1,610,960
StocksPLUS Fund                                                    3,938,464          5,319,379          5,710,564
Strategic Balanced Fund                                                    0            217,176            526,900
Total Return Fund                                                118,913,898         89,506,328         72,341,826
Total Return Fund II                                               4,368,499          3,840,097          2,997,701
Total Return Fund III                                              2,130,614          1,970,439          1,435,291
Total Return Mortgage Fund                                           119,995             41,637             10,026

Fund Administrator

     PIMCO also serves as Administrator to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other
Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2)
regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the
Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust

                                       43

affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the
Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):

                                                                        Administrative Fee Rate
                                                                        -----------------------
                                        Institutional and       Advisor       Class A,                        Class
Fund                                   Administrative Class      Class        B and C       Class D*        J and K      Class R
----                                   --------------------     -------       -------       -------         -------      -------
All Asset Fund                                0.05%               0.15%        0.45%         0.70%            N/A          N/A
California Intermediate
   Municipal Bond, California
   Municipal Bond and New
   York Municipal Bond Funds                  0.22%               0.32%       0.40%**        0.60%           0.25%         N/A
CommodityRealReturn
   Strategy Fund                              0.25%               0.35%        0.50%         0.75%            N/A         0.50%
Diversified Income Fund                       0.30%               0.30%        0.50%         0.50%            N/A         0.50%
Emerging Markets Bond Fund                    0.40%               0.50%        0.55%         0.80%           0.30%        0.55%
Foreign Bond Fund                             0.25%               0.35%        0.45%         0.70%           0.25%        0.45%
Global Bond Fund                              0.30%               0.40%        0.45%         0.70%           0.30%         N/A
Global Bond II Fund                           0.30%               0.40%        0.45%         0.70%           0.30%        0.45%
GNMA Fund                                     0.25%               0.35%       0.40%***       0.65%           0.25%        0.40%
Investment Grade
Corporate Bond Fund                           0.25%               0.35%        0.40%         0.65%           0.25%         N/A
Liquid Assets Fund                            0.05%                N/A          N/A           N/A             N/A          N/A
Low Duration and
Total Return Funds                            0.18%               0.20%        0.40%         0.50%           0.25%        0.40%
Moderate Duration Fund                        0.20%               0.30%        0.40%         0.65%           0.25%         N/A
Money Market Fund                             0.20%               0.30%       0.40%**        0.45%           0.25%        0.40%
Municipal Bond Fund                           0.24%               0.30%       0.40%**        0.60%           0.25%         N/A
Real Return Fund                              0.20%               0.30%        0.40%         0.65%           0.25%        0.40%
Real Return Fund II                           0.20%               0.30%        0.40%         0.65%            N/A          N/A
Real Return Asset Fund                        0.25%               0.35%        0.40%         0.65%            N/A          N/A
Short Duration Municipal Income Fund          0.19%               0.29%       0.40%**        0.60%           0.25%         N/A
Short-Term Fund                               0.20%               0.20%       0.40%**        0.50%           0.25%        0.40%
StocksPLUS Total Return Fund                  0.25%               0.35%        0.45%         0.70%            N/A          N/A
Strategic Balanced Fund                       0.05%               0.15%        0.40%         0.65%           0.25%        0.40%
All other Funds                               0.25%               0.35%        0.40%         0.65%           0.25%        0.40%

----------------
*    As described below, the Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class
     D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

**   Effective January 1, 2003, the administrative fee for the California
     Intermediate Municipal Bond, California Municipal Bond, Money Market,
     Municipal Bond, New York Municipal Bond, Short Duration Municipal Income
     and Short-Term Funds will be increased from the current rate of 0.35% to a rate of 0.40% of each Fund's average daily net assets.

***  On December 1, 2002, the GNMA Fund's administrative fee was reduced by
     0.10% to 0.40% per annum.

     Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

                                       44

     Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's
Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the
1940 Act and subject to review and approval by the Trustees.

     The Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund, or
Class as applicable, at any time on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the
Administration Agreement, it may be terminated by PIMCO, also on 60 days'
written notice.

     The All Asset and Strategic Balanced Funds indirectly pay a proportionate share of the administrative fees paid to PIMCO by the Underlying Funds in which each Fund invests.

     The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement, dated May 5,
2000, as supplemented from time to time, was last approved by the Board of
Trustees, including all of the Independent Trustees at a meeting held on August
20, 2002. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     For the fiscal years ended March 31, 2002, 2001 and 2000, the aggregate amount of the administrative fees paid by each operational Fund was as follows:

                                                   Year Ended           Year Ended            Year Ended
Fund                                                 3/31/02              3/31/01                3/31/00
----                                                 -------              -------                -------
California Intermediate Municipal Bond Fund           $ 253,580             $ 257,061              $ 6,412
California Municipal Bond Fund                           39,181                22,381                  N/A
Convertible Fund                                        146,125               405,525              172,987
Emerging Markets Bond Fund                              445,517               191,697               79,064
European Convertible Fund                                12,707                 4,154                  N/A
Foreign Bond Fund                                     2,252,160             1,757,855            1,668,942
Global Bond Fund                                        959,541               878,179              818,605
Global Bond Fund II                                     261,251               247,485              192,384
GNMA                                                    172,922                20,262               10,454
High Yield Fund                                       9,812,572             8,316,046           10,201,282
Investment Grade Corporate Bond Fund                     14,792                12,277                  N/A
Long-Term U.S. Government Fund                        1,632,901             1,199,085            1,007,625
Low Duration Fund                                    11,333,576             8,636,136            8,469,311
Low Duration Fund II                                  1,177,684             1,513,253            1,154,518
Low Duration Fund III                                   122,423                99,853               69,259
Moderate Duration Fund                                1,301,704               943,260              687,893
Money Market Fund                                     1,012,402             1,055,918            1,325,685
Municipal Bond Fund                                     339,822               196,287              189,404
New York Municipal Bond Fund                             13,247                 7,942                4,234
Real Return Fund                                      6,326,433             1,559,146              333,697
Real Return Fund II                                       2,697                   N/A                  N/A
Real Return Asset Fund                                   15,887                   N/A                  N/A
Short Duration Municipal Income Fund                     29,651                24,945               11,770
Short-Term Fund                                       3,679,902             1,529,935            1,445,630
StocksPLUS Fund                                       3,256,936             4,439,129            4,783,693
Strategic Balanced Fund                                 138,137               223,761              353,282
Total Return Fund                                   100,611,284            73,048,093           58,764,667
Total Return Fund II                                  4,379,226             3,839,588            2,997,701
Total Return Fund III                                 2,130,813             1,970,778            1,435,291
Total Return Mortgage Fund                              158,102                43,807               10,179

                                       45

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of 0.35%
of a Fund's average daily net assets attributable to Class D shares purchase through such firms). The Administration Agreement includes a plan specific to
Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See
"Distribution of Trust Shares - Plan for Class D Shares."

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

     PIMCO Advisors Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is an indirect subsidiary of Allianz
Dresdner Asset Management of America L.P. The Distributor, located at 2187
Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the
Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution
Contract, the Administration Agreement or the Distribution and/or Servicing
Plans described below; and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose. If the
Distribution Contract is terminated (or not renewed) with respect to one or more
Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trust offers ten classes of shares: Class A, Class B, Class C, Class D,
Class J, Class K, Class R, the Institutional Class, the Administrative Class,
and the Advisor Class.

     Class A, Class B and Class C shares of the Trust are offered through firms
("participating brokers") which are members of the NASD, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisors, with which the
Distributor has an agreement for the use of PIMCO Funds: Pacific Investment
Management Series in particular investment products, programs or accounts for which a fee may be charged.

     Class J and Class K shares are offered only to non-U.S. investors outside the United States. Class J and Class K shares are offered through foreign broker dealers, banks and other financial institutions and are offered to non-U.S.
investors as well as through various non-U.S. investment products, programs or accounts for which a fee may be charged by investment intermediaries in addition to those described in the Prospectus and SAI.

     Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan's financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, "retirement plans"). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts
(either at the plan level or at the level of the financial service firm). Class
R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs,
SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO CollegeAccess 529
Plan. Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and
SAI.

                                       46

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.
(Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds.) Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Advisor Class shares are offered primarily through broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Advisor Class shareholders.

     The Trust has adopted a Fourth Amended and Restated Multi-Class Plan
("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the
Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

     As described in the Class A, B and C Prospectus under the caption
"Investment Options (Class A, B and C Shares)," Class A shares of the Trust
(except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Distributor received an aggregate of $22,855,033, $6,167,114 and
$4,625,293, respectively, and retained $3,066,255, $949,986 and $618,123, respectively, in initial sales charges paid by Class A shareholders of the
Trust.

     As described in the Class A, B and C Prospectus under the caption
"Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Institutional Class, Advisor Class or
Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

     During the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

                       Year Ended       Year Ended     Year Ended
                         3/31/02          3/31/01        3/31/00
                         -------          -------        -------
      Class A           $  801,591       $1,295,898     $  337,940

      Class B            6,489,465        5,221,113      5,822,553

      Class C            1,185,520          508,383      1,077,578

     In certain cases described in the Class A, B and C Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or
Class C shares for certain classes of individuals or entities on account of (i)
the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

                                       47

Distribution and Servicing Plans for Class A, Class B, Class C and Class R
Shares

     As stated in the text of the Class A, B and C Prospectus under the caption
"Management of the Trust--Distribution and Servicing (12b-1) Plans," and in the
Class R Prospectus under the caption "How to Buy and Sell Shares," Class A,
Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B
and Class C shares (the "Retail Plans"), as well as Class R shares, as described in the Class A, B and C Prospectus and the Class R Prospectus, in connection with the distribution of Class B, Class C and Class R shares of the Trust, the
Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the
Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class
C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectus and the Class R Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the
Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of
Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class
A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each
Fund's Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

     The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the
Trustees of the Trust are expected to take into account the expenses of the
Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B,
Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to
Class A, Class B, Class C and Class R shares of the Trust, may be spent by the
Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses
(including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders'
needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any
Fund may indirectly support sales and servicing efforts relating to the other
Funds' shares of the same class. In reporting its expenses to the Trustees, the
Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each

                                       48

class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

                                        Servicing         Distribution
Class A                                 Fee/(1)/          Fee/(1)/
---------------------------------------------------------------------------
Money Market Fund                       0.10%             N/A
---------------------------------------------------------------------------
All other Funds                         0.25%             None
---------------------------------------------------------------------------

Class B/(2)/
---------------------------------------------------------------------------
All Funds                               0.25%             None
---------------------------------------------------------------------------

Class C - Shares purchased on or after 7/1/91/(3)/
---------------------------------------------------------------------------
Money Market Fund                       0.10%             0.00%
---------------------------------------------------------------------------
Short-Duration Municipal Income         0.25%             0.30%
and Short Term Funds
---------------------------------------------------------------------------
California Intermediate Municipal       0.25%             0.50%
Bond, California Municipal Bond,
Low Duration, New York
Municipal Bond, Real Return,
Municipal Bond and StocksPLUS
Funds
---------------------------------------------------------------------------
All other Funds                         0.25%             0.65%

Class C - Shares purchased before 7/1/91
---------------------------------------------------------------------------
Money Market Fund                       0.10%             0.00%
---------------------------------------------------------------------------
All other Funds                         0.25%             None
---------------------------------------------------------------------------

(1)  Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)  Payable only with respect to shares outstanding for one year or more.

(3)  Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The
Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sale. Pacific Investment Management (in its capacity as administrator) may also pay participating brokers and other intermediaries for sub-transfer agency and other services.

     If in any year the Distributor's expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B,
Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the
Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

                                       49

     Each Retail Plan may be terminated with respect to any Fund to which the
Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution
Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail
Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the
Disinterested Trustees and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose.

     The Retail Plans went into effect for the Trust in January 1997 (December
2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the
Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes.
Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to
Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The
Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B, Class C and Class R shares.

     As compensation for services rendered and borne by the Distributor in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial service firm through an omnibus account), the Trust pays the
Distributor servicing fees up to the current rate of 0.25% and distribution fees up to the current rate of 0.25% (each calculated as a percentage of each Fund's average daily net assets attributable to Class R shares).

Payments Pursuant to Class A Plan

     For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid the Distributor an aggregate of $14,494,419, $8,055,920 and
$6,082,941, respectively, pursuant to the Distribution and Servicing Plan for
Class A shares, of which the indicated amounts were attributable to the following Funds:

                                            Year Ended     Year Ended      Year Ended
Fund                                          3/31/02        3/31/01         3/31/00
----                                          -------        -------         -------
California Intermediate Municipal
Bond Fund                                     $ 55,208       $  68,463        $ 795
California Municipal Bond Fund                   7,486             252          N/A
Convertible Fund                                14,260          15,351        3,505
Emerging Markets Bond Fund                      10,672           1,331          587
European Convertible Fund                           25               9          N/A
Foreign Bond Fund                              243,819         167,687      107,878
Global Bond Fund II                              9,781           5,559        6,937
GNMA Fund                                       33,949             N/A          N/A
High Yield Fund                                876,436         491,894      471,207
Long-Term U.S. Government Fund                 257,041         131,419       81,888
Low Duration Fund                            1,214,265         620,464      566,330
Money Market Fund                               55,469          63,732      109,208

                                       50

                                    Year Ended     Year Ended      Year Ended
Fund                                  3/31/02        3/31/01         3/31/00
----                                  -------        -------         -------
Municipal Bond Fund                     39,445          19,443          22,682
New York Municipal Bond Fund             3,050              51              12
Real Return Fund                       751,242         103,952          25,380
Short-Term Fund                      1,050,486         204,603         209,633
StocksPLUS Fund                        270,436         367,939         416,904
Strategic Balanced Fund                  9,666          10,098           6,235
Total Return Fund                    9,576,009       5,783,098       4,053,760
Total Return Mortgage Fund              15,675             576             N/A

     During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows:
sales commissions and other compensation to sales personnel, $11,855,424;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,638,994.
These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                       Sales Material
                                                          and Other
Fund                                   Compensation        Expenses           Total
----                                   ------------        --------           -----
California Intermediate Municipal
   Bond Fund                               $ 34,631          $ 7,709       $ 42,340
California Municipal Fund                     3,085              687          3,772
Convertible Fund                              6,468            1,440          7,908
Emerging Markets Bond Fund                   23,447            5,219         28,666
European Convertible Fund                        15                3             18
Foreign Bond Fund                           169,381           37,704        207,085
Global Bond Fund II                           7,941            1,768          9,709
GNMA Fund                                    48,282           10,747         59,029
High Yield Fund                             822,806          183,155      1,005,961
Long-Term U.S. Government Fund              167,847           37,362        205,209
Low Duration Fund                         1,245,483          277,242      1,522,725
Money Market Fund                            74,161           16,508         90,669
Municipal Bond Fund                          32,114            7,149         39,263
New York Municipal Bond Fund                  3,275              729          4,004
Real Return Fund                            799,004          177,857        976,861
Short-Term Fund                           1,148,705          255,699      1,404,404
StocksPLUS Fund                             165,689           36,882        202,571
Strategic Balanced Fund                       6,112            1,360          7,472
Total Return Fund                         7,086,345        1,577,407      8,663,752
Total Return Mortgage Fund                   10,633            2,367         13,000

Payments Pursuant to Class B Plan

     For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid the Distributor an aggregate of $24,609,833, $15,793,100 and $14,835,909, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following Funds:

                                        Year Ended        Year Ended     Year Ended
Fund                                      3/31/02           3/31/01       3/31/00
----                                      -------           -------       -------
Convertible Fund                        $   59,733      $   48,249     $    6,285
Emerging Markets Bond Fund                  38,985          12,778          8,171
Foreign Bond Fund                          316,086         258,249        236,078
Global Bond Fund II                         58,059          45,017         49,328
GNMA Fund                                   41,071             N/A            N/A
High Yield Fund                          3,712,799       2,952,887      3,180,767
Long-Term U.S. Government Fund             643,477         385,053        375,143
Low Duration Fund                        1,305,471         766,462        720,752
Money Market Fund                          398,263         239,885        182,595

                                       51

                                 Year Ended        Year Ended     Year Ended
Fund                               3/31/02           3/31/01       3/31/00
----                               -------           -------       -------
Municipal Bond Fund                   122,549         58,902          58,146
Real Return Fund                    2,113,937        250,760          77,808
Short-Term Fund                        86,041         66,389          47,772
StocksPLUS Fund                     2,205,080      3,235,886       3,441,224
Strategic Balanced Fund                84,873        102,592          65,297
Total Return Fund                  13,389,734      7,368,323       6,386,543
Total Return Mortgage Fund             33,675          1,667             N/A

     During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows:
sales commissions and other compensation to sales personnel, $20,180,065;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $4,429,770.
These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                           Sales Material
                                                             and Other
Fund                                    Compensation          Expenses          Total
----                                    ------------          --------          -----
Convertible Fund                           $   39,828       $    8,743      $   48,571
Emerging Markets Bond Fund                     69,172           15,184          84,356
Foreign Bond Fund                             222,493           48,840         271,333
Global Bond Fund II                            42,308            9,287          51,595
GNMA Fund                                      83,826           18,401         102,227
High Yield Fund                             2,871,733          630,380       3,502,113
Long-Term U.S. Government Fund                432,863           95,019         527,882
Low Duration Fund                           1,301,404          285,674       1,587,078
Money Market Fund                             254,042           55,765         309,807
Municipal Bond Fund                           118,983           26,118         145,101
Real Return Fund                            2,360,671          518,196       2,878,867
Short-Term Fund                                72,551           15,926          88,477
StocksPLUS Fund                             1,290,024          283,176       1,573,200
Strategic Balanced Fund                        51,406           11,284          62,690
Total Return Fund                          10,931,529        2,399,604      13,331,133
Total Return Mortgage Fund                     37,232            8,173          45,405

Payments Pursuant to Class C Plan

     For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid the Distributor an aggregate of $26,882,400, $15,860,701 and $15,752,921, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following Funds:

                                            Year Ended         Year Ended        Year Ended
Fund                                          3/31/02            3/31/01          3/31/00
----                                          -------            -------          -------
Convertible Fund                           $  116,667        $  125,211        $   23,512
Emerging Markets Bond Fund                     28,699             5,161             2,646
Foreign Bond Fund                             413,771           312,825           302,947
Global Bond Fund II                            62,333            48,452            57,768
GNMA Fund                                      55,321               N/A               N/A
High Yield Fund                             4,243,004         3,316,077         3,820,412
Long-Term U.S. Government Fund                404,818           248,741           259,510
Low Duration Fund                           1,688,011           834,108           886,691
Money Market Fund                              97,829            87,507            85,213
Municipal Bond Fund                           284,954           212,868           250,017
Real Return Fund                            2,092,955           271,991            63,886
Short-Term Fund                               656,575           105,798            96,622
StocksPLUS Fund                             1,492,602         2,018,908         2,258,967

                                       52

                                            Year Ended         Year Ended        Year Ended
Fund                                          3/31/02            3/31/01          3/31/00
----                                          -------            -------          -------
Strategic Balanced Fund                         150,768          128,151            67,806
Total Return Fund                            15,040,655        8,139,338         7,576,924
Total Return Mortgage Fund                       53,437            5,566               N/A

     During the fiscal year ended March 31, 2002, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows:
sales commissions and other compensation to sales personnel, $22,043,568;
preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $4,838,832.

     These totals, if allocated among (i) compensation and (ii) sales materials and other expenses for each Fund, were as follows:

                                                           Sales Material
                                                              and Other
Fund                                     Compensation         Expenses           Total
----                                     ------------         --------           -----
Convertible Fund                         $    52,742          $  11,577     $    64,319
Emerging Markets Bond Fund                    65,550             14,389          79,939
Foreign Bond Fund                            251,008             55,099         306,107
Global Bond Fund II                           36,428              7,996          44,425
GNMA Fund                                     91,320             20,046         111,366
High Yield Fund                            2,821,779            619,415       3,441,194
Long-Term U.S. Government Fund               219,595             48,204         267,799
Low Duration Fund                          2,253,862            494,750       2,748,612
Money Market Fund                            438,522             96,261         534,783
Municipal Bond Fund                          253,348             55,613         308,961
Real Return Fund                           2,712,082            595,335       3,307,417
Short-Term Fund                            1,337,317            293,557       1,630,874
StocksPLUS Fund                              987,550            216,779       1,204,329
Strategic Balanced Fund                       79,977             17,556          97,533
Total Return Fund                         10,392,126          2,281,198      12,673,324
Total Return Mortgage                         50,361             11,055          61,416

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the
Distributor. Class A, Class B and Class C Distribution and Servicing Plans,
which are similar to the Trust's current Plans, were in effect prior to January
17, 1997 in respect of the series of PAF that was the predecessor of the Global
Bond Fund II. As of March 31, 2002, such expenses were approximately $45,121,000 in excess of payments under the Class A Plan, $93,447,000 in excess of payments under the Class B Plan and $18,190,000 in excess of payments under the Class C
Plan.

     The allocation of such excess (on a pro rata basis) among the Funds listed below as of March 31, 2002 was as follows:

Fund                                                    Class A        Class B          Class C
----                                                    -------        -------          -------
California Intermediate Municipal Bond Fund           $  131,804               N/A              N/A
California Municipal Fund                                 11,742               N/A              N/A
Convertible Fund                                          24,619       $   184,428       $   43,522
Emerging Markets Bond Fund                                89,236           320,310           54,091
European Convertible Fund                                     58               N/A              N/A
Foreign Bond Fund                                        644,652         1,030,287          207,128
Global Bond Fund II                                       30,223           195,914           30,060
GNMA Fund                                                183,758           388,168           75,356
High Yield Fund                                        3,131,547        13,298,018        2,328,487
Long-Term U.S. Government Fund                           638,813         2,004,441          181,207

                                       53

Fund                                            Class A        Class B          Class C
----                                            -------        -------          -------
Low Duration Fund                              4,740,230         6,026,358        1,859,851
Money Market Fund                                282,252         1,176,384          361,861
Municipal Bond Fund                              122,225           550,970          209,059
New York Municipal Bond Fund                      12,465               N/A              N/A
Real Return Fund                               3,040,961        10,931,465        2,237,967
Short-Term Fund                                4,371,898           335,957        1,103,533
StocksPLUS Fund                                  630,600         5,973,660          814,910
Strategic Balanced Fund                           23,261           238,042           65,996
Total Return Fund                             26,970,186        50,620,187        8,575,417

     The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of March
31, 2002 was as follows:

Fund                                                   Class A       Class B        Class C
----                                                   -------       -------        -------
California Intermediate Municipal Bond Fund              0.58%         N/A            N/A
California Municipal Fund                                0.58          N/A            N/A
Convertible Fund                                         0.58         2.98%           0.44%
Emerging Markets Bond Fund                               0.58         2.98            0.44
European Convertible Fund                                0.58          N/A            N/A
Foreign Bond Fund                                        0.58         2.98            0.44
Global Bond Fund II                                      0.58         2.98            0.44
GNMA Fund                                                0.58         2.98            0.44
High Yield Fund                                          0.58         2.98            0.44
Long-Term U.S. Government Fund                           0.58         2.98            0.44
Low Duration Fund                                        0.58         2.98            0.44
Money Market Fund                                        0.58         2.98            0.44
Municipal Bond Fund                                      0.58         2.98            0.44
New York Municipal Bond Fund                             0.58          N/A             N/A
Real Return Fund                                         0.58         2.98            0.44
Short-Term Fund                                          0.58         2.98            0.44
StocksPLUS Fund                                          0.58         2.98            0.44
Strategic Balanced Fund                                  0.58         2.98            0.44
Total Return Fund                                        0.58         2.98            0.44

Distribution and Administrative Services Plans for Administrative Class and
Advisor Class Shares

     The Trust has adopted separate Administrative Services Plans and
Administrative Distribution Plans (together, the "Administrative Plans") with respect to the Administrative Class and the Advisor Class shares of each Fund.
The Administrative Class and Advisor Class are each subject to their own
Administrative Plans.

     Under the terms of each class's Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective
Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class, on an annual basis of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and the Advisor Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares and Advisor
Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares or Advisor Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of each class's Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective
Administrative Class shares or Advisor Class shares of each Fund, in amounts up to 0.25% for each class on an annual basis of the respective average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders and Advisor Class shareholders of the Funds. Such services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder

                                       54

orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services;
providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders;
answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under each class's
Administrative Distribution Plan and Administrative Services Plan, with respect to that particular class of shares, but may not receive fees under both plans of the same class, with respect to the same assets of either the Administrative
Class shares or the Advisor Class shares. Fees paid pursuant to either of the
Administrative Plans of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees"
for purposes of applicable rules of the National Association of Securities
Dealers, Inc. Each of the Administrative Plans has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the
Administrative Services Plans that they will have with respect to the
Administrative Distribution Plans.

     Each of the Administrative Plans provides that it may not be amended to materially increase the costs which Administrative Class or Advisor Class shareholders may bear under the Administrative Plans without the approval of a majority of the outstanding voting securities of the Administrative Class or
Advisor Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan
Trustees"), cast in person at a meeting called for the purpose of voting on the
Plan and any related amendments.

     Each of the Administrative Plans provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii)
the disinterested Trustees defined above. Each of the Administrative
Distribution Plans further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the
Administrative Class or the Advisor Class, as applicable.

     Each of the Administrative Plans provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the
Trustees and the disinterested Trustees defined above. Each of the
Administrative Plans provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each of the Administrative Plans is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each of the
Administrative Plans provides that expenses payable under the Administrative
Plans may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the respective average daily net assets of the Administrative
Class or the Advisor Class, as applicable, shares may be used in any month to pay expenses under that class's Administrative Plans. Each of the Administrative
Plans requires that the Administrative Class shares and the Advisor Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as
"service fees" and therefore will not be limited by NASD rules.

     Institutional Class, Administrative Class and Advisor Class shares of the
Trust may also be offered through certain brokers and financial intermediaries
("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class or Advisor Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

                                       55

Payments Pursuant to the Administrative Plans for Administrative Class Shares

     For the fiscal years ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid qualified service providers an aggregate amount of
$20,737,705, $11,849,697 and $8,385,679, respectively, pursuant to the
Administrative Services Plan and the Administrative Distribution Plan. Such
payments were allocated among the Funds listed below as follows:

                                                           Year Ended       Year Ended      Year Ended
Fund                                                         3/31/02          3/31/01         3/31/00
----                                                         -------          -------         -------
California Intermediate Municipal Bond Fund              $     4,258       $    3,614      $       14
Convertible Fund                                                 460              629             N/A
Emerging Markets Bond Fund                                    22,348           25,087          22,231
Foreign Bond Fund                                             46,404           18,800          10,669
Global Bond Fund                                               8,572            5,633           7,261
High Yield Fund                                            1,337,821        1,054,052         772,780
Long-Term U.S. Government Fund                               179,913          116,546          98,704
Low Duration Fund                                            543,855          345,320         307,872
Low Duration Fund II                                             224               92             528
Low Duration Fund III                                             30               26              50
Money Market Fund                                             38,733           21,069          22,491
Municipal Bond Fund                                           17,180           10,305           6,275
Real Return Fund                                             337,185           41,269             N/A
Short-Term Fund                                              162,223           16,697          15,160
StocksPLUS Fund                                              107,135           88,080          95,242
Strategic Balanced Fund                                        2,354            1,495             852
Total Return Fund                                         17,670,766        9,917,611       6,890,843
Total Return Fund II                                         231,438          156,989         125,952
Total Return Fund III                                         20,627           26,382           8,755
Total Return Mortgage Fund                                     6,179              N/A             N/A

     The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

     As described under "Management of the Trust- Fund Administrator," the
Funds' Administration Agreement includes a plan (the "Class D Plan") adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors ("Service Organizations"))
some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i)
facilities for placing orders directly for the purchase of a Fund's shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv)
providing facilities to answer questions from prospective investors about the
Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders;
(vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts;
issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service
Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and
providing such

                                       56

other similar services as may reasonably be requested to the extent the Service
Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the distributor is compensated for providing or procuring certain of the
Class D Services at the rate of 0.25% per annum of all assets attributable to
Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special
Class D Services pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares.
The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the
Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of
0.25% per annum of the average daily net assets of such Fund attributable to
Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those
Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii)
the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding
Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested
Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the
Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to Class D Plan

     For the fiscal year ended March 31, 2002, March 31, 2001 and March 31,
2000, the Trust paid $2,302,640, $612,076 and $263,567, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

                                                     Year Ended      Year Ended     Year Ended
Fund                                                   3/31/02         3/31/01        3/31/00
----                                                   -------         -------        -------
California Intermediate Municipal Bond Fund         $    1,884       $     124      $       4
California Municipal Bond Fund                              28              17            N/A
Convertible Fund                                            19              23            N/A
Emerging Markets Bond Fund                              11,375              26            N/A
Foreign Bond Fund                                       96,639          39,752         24,358
GNMA Fund                                                  439             N/A            N/A
High Yield Fund                                        161,769          66,440         46,520
Low Duration Fund                                      137,440          36,164         22,629
Municipal Bond Fund                                      7,739           2,082          1,175
New York Municipal Bond Fund                               254              49              4
Real Return Fund                                       641,758          77,474         12,683
Short Duration Municipal Income Fund                        80              25              4
Short-Term Fund                                         95,941          13,325          8,920
StocksPLUS Fund                                          6,472           7,701          6,829

                                       57

Strategic Balanced Fund                                  2,899             768            439
Total Return Fund                                    1,111,975         366,874        139,747
Total Return Mortgage Fund                              25,929           1,233            255

Distribution and Servicing Plan for Class J and Class K Shares

     Class J and Class K each has a separate distribution and servicing plan
(the "Class J-K Plans"). Distribution fees paid pursuant to the Class J-K Plans may only be paid in connection with services provided with respect to Class J and Class K shares.

     As stated in the Prospectus relating to Class J and Class K shares under the caption "Service and Distribution Fees," the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

     Each Class J-K Plan may be terminated with respect to any Fund to which the
Class J-K Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the
Distribution Contract ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Pursuant to
Rule 12b-1, any change in either Class J-K Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Class J-K Plan may be amended by vote of the
Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Class J-K Plans are in effect, selection and nomination of those
Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

     The Class J-K Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the
Disinterested Trustees and (ii) by the vote of a majority of the entire Board of
Trustees cast in person at a meeting called for that purpose.

     If a Class J-K Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Class J-K Plans will provide benefits to the
Trust. The Trustees believe that the Class J-K Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Class J-K Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Class J-K Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the
Distributor incurred in connection with the sale of Class J and Class K shares of the Funds, and in connection with the servicing of Class J and Class K shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The
Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class J and Class K shares.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B, Class C, Class D and Class R shares are discussed in the Class A, B and C, Class D and Class R
Prospectuses under the headings "Buying Shares," "Exchanging Shares," and
"Selling Shares," and in the Guide (with respect to Class A, B, C and R shares only), and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Advisor Class shares are discussed in the Advisor
Class Prospectus under the headings "Purchasing Shares," "Exchange Privilege,"
and "Redeeming Shares," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and
Administrative Class shares and Class J and Class K shares are discussed in the
Institutional Prospectus under the headings "Purchasing Shares," "Exchange
Privilege," and "Redeeming Shares," and in the Guide (with respect to Class A,
B, C and R shares only), and in the Class J and Class K supplement thereto, and that information is incorporated herein by reference.

                                       58

     Certain managed account clients of PIMCO may purchase shares of the Trust.
To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states and Class J and Class K shares are not qualified or registered for sale in the United States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Class A, B and C, Class D and Class R Prospectuses
under the caption "Exchanging Shares," and in the Institutional and Advisor
Class Prospectuses under the caption "Exchange Privilege," and in the Guide
(with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund (except for the Liquid Assets Fund) for shares of any other
Fund of the Trust or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus under "Alternative Purchase Arrangements."

     Orders for exchanges accepted prior to the close of regular trading on the
New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust.
Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1%
of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     The Trust has adopted procedures under which it may make
redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining

                                       59

shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and statement of additional information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value
(which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A,
Class B and Class C shares, $2,000 for Class D shares, $50,000 for Class R shares, and $100,000 ($25,000,000 for the Liquid Assets Fund) for Institutional
Class, Administrative Class and Advisor Class shares ($10,000 with respect to
Institutional Class and Administrative Class accounts opened before January 1,
1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust may also charge periodic account fees for accounts that fall below minimum balances, as described in the
Prospectuses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

     Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds may also be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by
PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by PIMCO. PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in
PIMCO's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on
U.S. stock exchanges and other agency transactions involve the payment by the
Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the
Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the
Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     For the fiscal years ended March 31, 2002, 2001 and 2000, the following amounts of brokerage commissions were paid by each operational Fund:

                                       60

                                                    Year Ended      Year Ended      Year Ended
Fund                                                  3/31/02         3/31/01         3/31/00
----                                                  -------         -------         -------
California Intermediate Municipal Bond Fund(1)            N/A           5,773             N/A
California Municipal Bond Fund(1)                         N/A           3,129             N/A
Convertible Fund(1)                                    17,651          51,074          42,762
Emerging Markets Bond Fund                                N/A             N/A             N/A
European Convertible Fund                               1,323             N/A             N/A
Foreign Bond Fund                                     119,155          62,546          22,609
Global Bond Fund                                       45,116          32,198          11,585
Global Bond Fund II                                    13,576          10,981           3,404
GNMA                                                      N/A             N/A             N/A
High Yield Fund                                        49,675          39,005          11,250
Investment Grade Corporate Bond Fund                      242             211             N/A
Long-Term U.S. Government Fund                        238,861         569,363          81,067
Low Duration Fund                                      12,343          88,565         250,500
Low Duration Fund II                                       11           3,629          35,562
Low Duration Fund III                                     N/A             626             392
Moderate Duration Fund                                 36,520          26,455          58,169
Money Market Fund                                         N/A             N/A             N/A
Municipal Bond Fund(1)                                    N/A           5,847             N/A
New York Municipal Bond Fund(1)                           N/A             429             N/A
Real Return Fund(1)                                     2,056          24,846           3,441
Real Return Fund II                                       N/A             N/A             N/A
Real Return Asset Fund                                    N/A             N/A             N/A
Short Duration Municipal Income Fund(1)                   N/A              53             N/A
Short-Term Fund                                         3,672             875           1,000
StocksPLUS Fund(1)                                     73,094         251,648         275,913
Strategic Balanced Fund(2)                                N/A          21,189          32,065
Total Return Fund                                   7,318,948       4,371,226       4,193,151
Total Return Fund II                                  344,783         230,995         230,914
Total Return Fund III                                 114,811         146,733         107,234
Total Return Mortgage Fund                                N/A              40              63

(1)  Changes in the aggregate amount of brokerage commissions, markups and markdowns paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

(2)  Changes in the aggregate amount of brokerage commissions are attributable to changes in investment restrictions and policies.

     PIMCO places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the
Funds, PIMCO will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when
PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. PIMCO also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice,
PIMCO receives research services from many broker-dealers with which PIMCO places the Trust's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a
Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO
may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to PIMCO an amount of disclosed

                                       61

commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.
As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the
Trust.

     PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO's judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities. The tables below describe the commissions, if any, paid by the Funds to affiliated brokers during the fiscal years ended March 31, 2002 and 2001.

                        Fiscal Year Ended March 31, 2002

----------------------------------------------------------------------------------------------------------
Fund                              Affiliated Broker    Amount of       % of Fund's    % of Fund's
                                                       Brokerage       Aggregate      Aggregate Dollar
                                                       Commission      Brokerage      Amount of
                                                                       Commission     Transactions
----------------------------------------------------------------------------------------------------------
Foreign Bond Fund                 Deutsche Morgan      $20,304         17.03%         0.00%
----------------------------------------------------------------------------------------------------------
Global Bond Fund                  Deutsche Morgan      $4,432          9.82%          0.00%
----------------------------------------------------------------------------------------------------------
Global Bond Fund II               Deutsche Morgan      $1,264          9.31%          0.00%
----------------------------------------------------------------------------------------------------------
High Yield Fund                   Deutsche Morgan      $24,286         48.89%         0.00%
----------------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund    Deutsche Morgan      $68,953         28.86%         0.00%
----------------------------------------------------------------------------------------------------------
Total Return Fund                 Deutsche Morgan      $93,696         1.28%          0.00%
----------------------------------------------------------------------------------------------------------
Total Return Fund II              Deutsche Morgan      $3,496          1.01%          0.00%
----------------------------------------------------------------------------------------------------------
Total Return Fund III             Deutsche Morgan      $4,314          3.75%          0.00%
----------------------------------------------------------------------------------------------------------

                        Fiscal Year Ended March 31, 2001
----------------------------------------------------------------------------------------------------------
Fund                              Affiliated Broker    Amount of       % of Fund's    % of Fund's
                                                       Brokerage       Aggregate      Aggregate Dollar
                                                       Commission      Brokerage      Amount of
                                                                       Commission     Transactions

----------------------------------------------------------------------------------------------------------
Convertible Fund                  Deutsche Bank        $1,250          2.44%          0.00%
----------------------------------------------------------------------------------------------------------
Foreign Bond Fund                 Deutsche Bank        $12,456         19.91%         0.00%
----------------------------------------------------------------------------------------------------------
Global Bond Fund                  Deutsche Bank        $4,873          15.13%         0.00%
----------------------------------------------------------------------------------------------------------
Global Bond Fund II               Deutsche Bank        $1,390          12.65%         0.00%
----------------------------------------------------------------------------------------------------------
Long-Term U.S. Government Fund    Deutsche Bank        $141,661        28.88%         0.00%
----------------------------------------------------------------------------------------------------------
Low Duration Fund                 Deutsche Bank        $204            0.23%          0.00%
----------------------------------------------------------------------------------------------------------
Moderate Duration Fund            Deutsche Bank        $3,451          13.04%         0.00%
----------------------------------------------------------------------------------------------------------
Real Return Fund                  Deutsche Bank        $850            3.42%          0.00%
----------------------------------------------------------------------------------------------------------

                                       62

----------------------------------------------------------------------------------------------------------
Short-Term Fund                   Deutsche Bank        $875            100%           0.00%
----------------------------------------------------------------------------------------------------------
Strategic Balanced Fund           Deutsche Bank        $43             0.20%          0.00%
----------------------------------------------------------------------------------------------------------
Total Return Fund                 Deutsche Bank        $170,564        3.90%          0.00%
----------------------------------------------------------------------------------------------------------
Total Return Fund II              Deutsche Bank        $1,113          0.48%          0.00%
----------------------------------------------------------------------------------------------------------
Total Return Fund III             Deutsche Bank        $1,686          1.14%          0.00%
----------------------------------------------------------------------------------------------------------

Portfolio Turnover

     A change in the securities held by a Fund is known as "portfolio turnover."
PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the
Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.
Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each
Fund for which financial highlights for at least the past five fiscal years are provided in the Prospectuses are set forth under "Financial Highlights" in the applicable Prospectus.

     Because PIMCO does not expect to reallocate the Strategic Balanced Fund's assets between the Underlying Funds on a frequent basis, the portfolio turnover rate for the Fund is expected to be modest (i.e., less than 50%) in comparison to most mutual funds. With respect to the All Asset Fund, the asset allocation sub-adviser to the Fund expects the portfolio turnover to be, on average, approximately 100% per year. In addition, the Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%).

                                 NET ASSET VALUE

     Net Asset Value is determined as indicated under "How Fund Shares are
Priced" in the Prospectuses. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day,
and Christmas Day.

     For all Funds other than Liquid Assets and Money Market Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

     The Liquid Assets and Money Market Funds' securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the
Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

                                       63

     The SEC's regulations require the Liquid Assets and Money Market Funds to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The
Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and
Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                                    TAXATION

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares
(such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued. If a
Fund does not qualify as a regulated investment company in any year, then such
Fund will be subject to federal income tax on its net income and gains at regular corporate income tax rates (without a deduction for distributions to shareholders). In addition, the shareholders would also be taxed on distributions of earnings.

                                       64

     As a regulated investment company, a Fund generally will not be subject to
U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the
Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least
98% of its ordinary income (not taking into account any capital gains or losses)
for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a
Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Each Municipal Fund must have at least 50% of its total assets invested in
Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be "exempt-interest dividends," which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed a ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the Class A, B and C Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends"
will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Municipal Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Municipal Funds'
expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits
(i.e., the amount of such expenses).

Distributions

     Except for exempt-interest dividends paid by the Municipal Funds, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax

                                       65

return. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the StocksPLUS and StocksPLUS Total
Return Funds may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a
Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

     The All Asset and Strategic Balanced Funds will not be able to offset gains realized by one Fund in which the Fund invests against losses realized by another Fund in which each Fund invests. The Funds' use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     Depending on the All Asset and Strategic Balanced Funds' percentage ownership in an Underlying Fund both before and after a redemption, each Fund's redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the All Asset and
Strategic Balanced Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.
Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Backup Withholding

     A Fund may be required to withhold up to 30.5% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40%
short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.
Also, section 1256 contracts held by a Fund at the end of each taxable year
(and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in
"straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

                                       66

Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a
Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the
Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The qualifying income and diversification requirements applicable to a
Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called
"excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to
PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as

                                       67

ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Emerging Markets Bond, European Convertible,
Foreign Bond, Global Bond or Global Bond II Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will
"pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Emerging Markets Bond, European Convertible, Foreign
Bond, Global Bond or Global Bond II Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     Although the All Asset and Strategic Balanced Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the All Asset and Strategic Balanced Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market

                                       68

discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.
Generally, the Fund will be required to include the acquisition discount, or
OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the
Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

     Recently enacted rules may affect the timing and character of gain if a
Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the
Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the
Fund's holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

     Withholding of Income Tax on Dividends: Under the 1972 Convention and U.S.
federal tax law, dividends paid on shares beneficially held by a person who is a
"foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.
Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

     Income Tax on Sale of a Fund's shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses)
realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

     State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

     Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

     The availability of reduced U.S. taxation pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S.
domestic tax law and the 1972 Convention.

                                       69

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the
Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Performance Information

     From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the
Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

     The total return of classes of shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global
Bond Fund II), as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the
Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

                                       70

     The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

     Performance information is computed separately for each class of a Fund.
The Trust may, from time to time, include the yield and effective yield of the
Liquid Assets and Money Market Funds, and the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund's performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical
Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

     Current yield for the Liquid Assets and Money Market Funds will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.
"Effective yield" for the Liquid Assets and Money Market Funds assume that all dividends received during an annual period have been reinvested. Calculation of
"effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Yield = [(Base Period Return +1)(To the power of 365/7] - 1

     The effective yield of the Money Market Fund for the seven day period ended
March 31, 2002 was as follows: Institutional Class 1.84%, Administrative Class
1.58%, Class A 1.56%, Class B 0.68% and Class C 1.57%.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[(a-b + 1)(To the power of 6)-1]
                   ---
                   cd

     where a = dividends and interest earned during the period,

           b = expenses accrued for the period (net of reimbursements),

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

           d = the maximum offering price per share on the last day of the period.

     For the one month period ended March 31, 2002, the SEC yield of the Funds was as follows (all numbers are annualized) (Advisor Class, Class J, Class K and
Class R shares were not offered during the period listed):

                           SEC 30 Day Yield for Period
                              Ended March 31, 2002
                              --------------------

                                       71

                                           Institutional     Administrative
Fund                                           Class             Class         Class A    Class B    Class C    Class D
----                                           -----             -----         -------    -------    -------    -------
California Intermediate Municipal
Bond Fund                                       3.63%             3.38%          3.15%    N/A         N/A       3.25%
California Municipal Bond Fund                  4.44              N/A            3.55     N/A         N/A       4.03
Convertible Fund                                3.29              3.01           2.75     2.15%       2.14%     2.91
Emerging Markets Bond Fund                      6.83              6.57           6.26     5.64        5.59      6.42
European Convertible Fund                       1.95              N/A            1.49     N/A         N/A       N/A
Foreign Bond Fund                               4.81              4.54           4.10     3.58        3.56      4.28
Global Bond Fund                                6.59              6.34           N/A      N/A         N/A       N/A
Global Bond Fund II                             4.94              N/A            4.35     3.90        3.78      N/A
GNMA                                            2.50              N/A            1.91     1.23        1.25      2.01
High Yield Fund                                 8.52              8.27           7.74     7.34        7.34      8.11
Investment Grade Corporate Bond Fund            6.56              N/A            N/A      N/A         N/A       N/A
Long-Term U.S. Government Fund                  7.05              6.81           6.36     5.94        5.94      N/A
Low Duration Fund                               4.29              4.04           3.70     3.06        3.31      3.97
Low Duration Fund II                            3.63              3.35           N/A      N/A         N/A       N/A
Low Duration Fund III                           3.42              3.19           N/A      N/A         N/A       N/A
Moderate Duration Fund                          3.96              N/A            N/A      N/A         N/A       N/A
Money Market Fund                               1.81              1.53           1.54     0.64        1.55      N/A
Municipal Bond Fund                             3.76              3.51           3.29     2.63        2.89      3.38
New York Municipal Bond Fund                    3.67              N/A            3.17     N/A         N/A       3.30
Real Return Fund                                5.20              4.94           4.60     3.99        4.24      4.75
Real Return Fund II                             5.22              N/A            N/A      N/A         N/A       N/A
Real Return Asset Fund                          5.66              N/A            N/A      N/A         N/A       N/A
Short Duration Municipal Income Fund            2.51              N/A            N/A      N/A         N/A       2.14
Short-Term Fund                                 3.01              2.75           2.57     1.87        2.31      2.73
StocksPLUS Fund                                 2.56              2.33           2.09     1.40        1.65      2.15
Strategic Balanced Fund                         4.47              4.22           3.73     3.14        3.15      4.47
Total Return Fund                               4.40              4.14           3.74     3.16        3.16      4.07
Total Return Fund II                            4.09              3.84           N/A      N/A         N/A       N/A
Total Return Fund III                           4.98              4.73           N/A      N/A         N/A       N/A
Total Return Mortgage Fund                      3.09              2.84           2.57     1.95        1.95      2.75

     The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Municipal Funds) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Municipal Funds may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.

                                       72

                                                                                   A tax-exempt yield of
                                                                            is equivalent to a taxable yield of
    Taxable income            Taxable income       Marginal tax
     Filing Single        Married filing jointly     rate*/a/         3%        4%          5%         6%        7%
     -------------        ----------------------     --------         --        --          --         --        --
Up to $27,050**          Up to $45,200**                15%         3.53%     4.71%       5.88%      7.06%     8.24%
Over $27,050 but         Over $45,200 but               27%         4.11%     5.48%       6.85%      8.22%     9.59%
   not over $65,550         not over $109,250
Over $65,550 but         Over $109,250 but              30%         4.29%     5.71%       7.14%      8.57%    10.00%
   not over $136,750        not over $166,500
Over $136,750 but        Over $166,500 but              35%         4.62%     6.15%       7.69%      9.23%    10.77%
   not over $297,350        not over $297,350
Over $297,350            Over $297,350                38.6%         4.89%     6.51%       8.14%      9.77%    11.40%
___________________
*    These marginal tax rates do not take into account the effect of the phase out of itemized deductions and personal exemptions. They represent tax-equivalent yields taking Federal income tax into account only. Any potential impact at the state income tax level has not been included.
     Source: Marginal tax rates are from The Economic Growth and Tax Relief
     Reconciliation Act of 2001, Pub. L. 107-16, 115 Stat. 38.

**   A new tax bracket of 10% has been created for a portion of the taxable income currently taxed at 15%. It applies to the first $6,000 of income for single individuals, $10,000 of income for heads of household and $12,000 for married couples filing jointly. After 2007, the bracket applies to the first $7,000 for single filers and $14,000 for married couples filing jointly.

/a/  Since new tax rates were implemented on July 1, 2001, the effective marginal income tax rates for the entire 2001 year are 27.5%, 30.5%, 35.5%
     and 39.1%. Beginning July 1, 2001, these new tax rates are phased in over a period of six years, as follows:

                        Tax Rates Prior to July 1, 2001:

                           28%         31%        36%       39.6%

                          Tax Rates as of July 1, 2001:

     2001-2003             27%         30%        35%       38.6%
     2004-2005             26%         29%        34%       37.6%
     2006 and beyond       25%         28%        33%         35%

     As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)(to the power of n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

                                       73

     The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended March 31, 2002. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of
Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

                 Total Return for Periods Ended March 31, 2002*

                                                                                             Since
                                                                                             Inception    Inception     Inception
                                                                                             of Fund      Date of       Date of
Fund               Class**                                         1 Year 5 Years  10 Years  (Annualized) Fund          Class
---------------------------------------------------------------------------------------------------------------------------------
California         Institutional Return Before Taxes                4.15%  N/A       N/A     6.90%        08/31/99      08/31/99
Intermediate       Institutional Return After Taxes on
Municipal Bond     Distributions++                                  2.77   N/A       N/A     6.28
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.41   N/A       N/A     6.18
                   Administrative Return Before Taxes               3.90   N/A       N/A     6.65                       09/07/99
                   Class A Return Before Taxes                      0.64   N/A       N/A     5.26                       10/19/99
                   Class A Return After Taxes on Distributions++   -0.69   N/A       N/A     4.64
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        2.06   N/A       N/A     4.76
                   Class D Return Before Taxes                      3.77   N/A       N/A     6.51                       01/31/00
                   Class D Return After Taxes on Distributions++    2.39   N/A       N/A     5.89
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        4.03   N/A       N/A     5.78
---------------------------------------------------------------------------------------------------------------------------------
California         Institutional Return Before Taxes                4.20%  N/A       N/A     8.84%        05/16/00      05/16/00
Municipal Bond     Institutional Return After Taxes on
                   Distributions++                                  3.00   N/A       N/A     7.23
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.26   N/A       N/A     7.24
                   Class A Return Before Taxes                      0.69   N/A       N/A     6.67                       07/31/00
                   Class A Return After Taxes on Distributions++   -0.47   N/A       N/A     5.09
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        1.92   N/A       N/A     5.41
                   Class D Return Before Taxes                      3.81   N/A       N/A     8.48                       07/31/00
                   Class D Return After Taxes on Distributions++    2.62   N/A       N/A     6.87
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        3.88   N/A       N/A     6.88
---------------------------------------------------------------------------------------------------------------------------------
Convertible        Institutional Return Before Taxes               -2.26%  N/A       N/A     6.53%        03/31/99      03/31/99
                   Institutional Return After Taxes on
                   Distributions++                                  4.54   N/A       N/A     4.49
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++         -1.42   N/A       N/A     4.35
                   Administrative Return Before Taxes              -2.42   N/A       N/A     6.41                       08/01/00
                   Class A Return Before Taxes                     -6.95   N/A       N/A     4.87                       05/28/99
                   Class A Return After Taxes on Distributions++   -8.95   N/A       N/A     2.99
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                       -4.29   N/A       N/A     3.07
                   Class B Return Before Taxes                     -7.92   N/A       N/A     4.74                       05/28/99
                   Class C Return Before Taxes                     -4.32   N/A       N/A     5.66                       05/28/99
                   Class D Return Before Taxes                     -2.60   N/A       N/A     6.45                       08/01/00
                   Class D Return After Taxes on Distributions++   -4.71   N/A       N/A     4.52
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                       -1.62   N/A       N/A     4.33
                   Class R Return Before Taxes                     -2.89   N/A       N/A     5.85                       12/31/02
---------------------------------------------------------------------------------------------------------------------------------

                                                                                             Since
                                                                                             Inception    Inception     Inception
                                                                                             of Fund      Date of       Date of
Fund               Class**                                         1 Year 5 Years  10 Years  (Annualized) Fund          Class
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets   Institutional Return Before Taxes               31.46%  N/A      N/A      12.21%       07/31/97      07/31/97
Bond               Institutional Return After Taxes on
                   Distributions++                                 24.55   N/A      N/A       6.89
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++         18.80   N/A      N/A       6.84
                   Administrative Return Before Taxes              31.11   N/A      N/A      11.92                      09/30/98
                   Class A Return Before Taxes                     24.99   N/A      N/A      10.66                      07/31/97
                   Class A Return After Taxes on Distributions++   18.63   N/A      N/A       5.58
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                       14.89   N/A      N/A       5.71
                   Class B Return Before Taxes                     24.93   N/A      N/A      10.62                      07/31/97
                   Class C Return Before Taxes                     28.91   N/A      N/A      10.94                      07/31/97
                   Class D Return Before Taxes                     30.94   N/A      N/A      11.79                      03/31/00
                   Class D Return After Taxes on Distributions++   24.24   N/A      N/A       6.65
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                       18.51   N/A      N/A       6.60
                   Class R Return Before Taxes                     30.70   N/A      N/A      11.54                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------
European           Institutional Return Before Taxes                1.28%  N/A      N/A       1.04%       11/30/00      11/30/00
Convertible        Institutional Return After Taxes on
                   Distributions++                                 -1.05   N/A      N/A      -0.83
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          0.78   N/A      N/A      -0.05
                   Class A Return Before Taxes                     -3.74   N/A      N/A      -2.76                      11/30/00
                   Class A Return After Taxes on Distributions++   -5.81   N/A      N/A      -4.44
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                       -2.30   N/A      N/A      -3.00
---------------------------------------------------------------------------------------------------------------------------------
Foreign Bond       Institutional Return Before Taxes                5.68%  7.84%    N/A       9.46%       12/03/92      12/03/92
                   Institutional Return After Taxes on
                   Distributions++                                  3.70   4.67     N/A       5.83
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          3.44   4.67     N/A       5.77
                   Administrative Return Before Taxes               5.42   7.56     N/A       9.19                      01/28/97
                   Class A Return Before Taxes                      0.48   6.37     N/A       8.43                      01/20/97
                   Class A Return After Taxes on Distributions++   -1.23   3.42     N/A       5.02
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        0.26   3.59     N/A       5.03
                   Class B Return Before Taxes                     -0.58   6.23     N/A       8.28                      01/20/97
                   Class C Return Before Taxes                      3.42   6.54     N/A       8.17                      01/20/97
                   Class D Return Before Taxes                      5.21   7.37     N/A       8.98                      04/08/98
                   Class D Return After Taxes on Distributions++    3.42   4.39     N/A       5.55
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        3.16   4.39     N/A       5.49
                   Class R Return Before Taxes                      4.95   7.09     N/A       8.69                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Global Bond        Institutional Return Before Taxes                3.52%  2.67%    N/A       5.03%       11/23/93      11/23/93
                   Institutional Return After Taxes on
                   Distributions++                                  1.57   0.31     N/A       2.17
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          2.14   1.00     N/A       2.62
                   Administrative Return Before Taxes               3.26   2.44     N/A       4.80                      08/01/96
---------------------------------------------------------------------------------------------------------------------------------
GNMA               Institutional Return Before Taxes                8.36%  N/A      N/A       8.14%       07/31/97      07/31/97
                   Institutional Return After Taxes on
                   Distributions++                                  5.92   N/A      N/A       5.43
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          5.06   N/A      N/A       5.16
                   Class A Return Before Taxes                      3.08   N/A      N/A       6.67                      11/30/00
                   Class A Return After Taxes on Distributions++    0.91   N/A      N/A       4.16
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        1.83   N/A      N/A       4.05
                   Class B Return Before Taxes                      2.02   N/A      N/A       6.55                      05/31/01
                   Class C Return Before Taxes                      6.07   N/A      N/A       6.90                      05/31/01
                   Class D Return Before Taxes                      7.88   N/A      N/A       7.70                      05/31/01
                   Class D Return After Taxes on Distributions++    5.63   N/A      N/A       5.17
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        4.77   N/A      N/A       4.90
                   Class R Return Before Taxes                      7.69   N/A      N/A       7.47                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------

                                       75

                                                                                             Since
                                                                                             Inception    Inception     Inception
                                                                                             of Fund      Date of       Date of
Fund               Class**                                         1 Year 5 Years  10 Years  (Annualized) Fund          Class
---------------------------------------------------------------------------------------------------------------------------------
High Yield         Institutional Return Before Taxes                1.07%  5.09%    N/A       8.49%       12/16/92      12/16/92
                   Institutional Return After Taxes on
                   Distributions++                                 -2.14   1.55     N/A       4.70
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          0.61   2.33     N/A       4.96
                   Administrative Return Before Taxes               0.83   4.84     N/A       8.22                      01/16/95
                   Class A Return Before Taxes                     -3.86   3.72     N/A       7.54                      01/13/97
                   Class A Return After Taxes on Distributions++   -6.77   0.38     N/A       3.94
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                       -2.41   1.33     N/A       4.27
                   Class B Return Before Taxes                     -4.72   3.61     N/A       7.39                      01/13/97
                   Class C Return Before Taxes                     -1.00   3.90     N/A       7.29                      01/13/97
                   Class D Return Before Taxes                      0.68   4.69     N/A       8.08                      04/08/98
                   Class D Return After Taxes on Distributions++   -2.37   1.31     N/A       4.46
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        0.38   2.10     N/A       4.72
                   Class R Return Before Taxes                      0.42   4.41     N/A       7.78                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Investment Grade   Institutional Return Before Taxes                6.34%  N/A      N/A      11.03%       04/28/00      04/28/00
Corporate Bond     Institutional Return After Taxes on
                   Distributions++                                  1.86   N/A      N/A       6.98
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.03   N/A      N/A       6.91
---------------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.     Institutional Return Before Taxes                2.51%  9.21%    9.71%    10.44%       07/01/91      07/01/91
Government         Institutional Return After Taxes on
                   Distributions++                                 -0.73   6.08     5.81      6.59
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          1.87   5.93     5.96      6.65
                   Administrative Return Before Taxes               2.25   8.93     9.45     10.18                      09/23/97
                   Class A Return Before Taxes                     -2.49   7.79     8.80      9.56                      01/20/97
                   Class A Return After Taxes on Distributions++   -5.42   4.86     5.09      5.89
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                       -1.21   4.85     5.29      6.00
                   Class B Return Before Taxes                     -3.33   7.67     8.66      9.42                      01/20/97
                   Class C Return Before Taxes                      0.40   7.97     8.51      9.23                      01/20/97
                   Class R Return Before Taxes                      1.85   8.51     9.01      9.72                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Low Duration       Institutional Return Before Taxes                5.91%  6.83%    6.82%     7.75%       05/11/87      05/11/87
                   Institutional Return After Taxes on
                   Distributions++                                  3.69   4.16     4.09      4.98
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          3.58   4.14     4.11      4.97
                   Administrative Return Before Taxes               5.65   6.56     6.55      7.48                      12/31/94
                   Class A Return Before Taxes                      2.25   5.69     6.00      7.03                      01/13/97
                   Class A Return After Taxes on Distributions++    0.29   3.24     3.48      4.45
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        1.34   3.32     3.54      4.47
                   Class B Return Before Taxes                     -0.37   5.21     5.69      6.82                      01/13/97
                   Class C Return Before Taxes                      3.89   5.81     5.80      6.72                      01/13/97
                   Class D Return Before Taxes                      5.57   6.49     6.48      7.41                      04/08/98
                   Class D Return After Taxes on Distributions++    3.49   3.96     3.89      4.77
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        3.38   3.94     3.91      4.76
                   Class R Return Before Taxes                      5.15   6.07     6.06      6.98                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Low Duration II    Institutional Return Before Taxes                5.75%  6.57%    6.33%     6.38%       11/01/91      11/01/91
                   Institutional Return After Taxes on
                   Distributions++                                  2.75   3.93     3.75      3.82
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          3.60   3.96     3.80      3.86
                   Administrative Return Before Taxes               5.48   6.30     6.06      6.12                      02/02/98
---------------------------------------------------------------------------------------------------------------------------------
Low Duration III   Institutional Return Before Taxes                6.33%  6.46%    N/A       6.27%       12/31/96      12/31/96
                   Institutional Return After Taxes on
                   Distributions++                                  4.31   3.95     N/A       3.76
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          3.84   3.92     N/A       3.76
                   Administrative Return Before Taxes               6.06   6.20     N/A       6.01                      03/19/99
---------------------------------------------------------------------------------------------------------------------------------
Moderate Duration  Institutional Return Before Taxes                7.09%  7.45%    N/A       7.04%       12/31/96      12/31/96
                   Institutional Return After Taxes on
                   Distributions++                                  4.51   4.69     N/A       4.30
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.41   4.62     N/A       4.29
---------------------------------------------------------------------------------------------------------------------------------

                                       76

                                                                                             Since
                                                                                             Inception    Inception     Inception
                                                                                             of Fund      Date of       Date of
Fund               Class**                                         1 Year 5 Years  10 Years  (Annualized) Fund          Class
---------------------------------------------------------------------------------------------------------------------------------
Money Market       Institutional Return Before Taxes                2.91%  4.97%    4.66%      4.72%      03/01/91      03/01/91
                   Institutional Return After Taxes on
                   Distributions++                                  1.77   2.98     2.81       2.89
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          1.77   2.98     2.81       2.89
                   Administrative Return Before Taxes               2.65   4.72     4.41       4.47                     01/24/95
                   Class A Return Before Taxes                      2.65   4.67     4.38       4.44                     01/13/97
                   Class A Return After Taxes on Distributions++    1.61   2.80     2.65       2.72
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        1.61   2.80     2.65       2.72
                   Class B Return Before Taxes                      1.73   3.79     3.47       3.53                     01/13/97
                   Class C Return Before Taxes                      2.65   4.70     4.40       4.46                     01/13/97
                   Class R Return Before Taxes                      2.76   4.81     4.50       4.56                     12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Municipal Bond     Institutional Return Before Taxes                6.32%  N/A      N/A        5.20%      12/31/97      12/31/97
                   Institutional Return After Taxes on
                   Distributions++                                  5.98   N/A      N/A        5.12
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          5.95   N/A      N/A        5.09
                   Administrative Return Before Taxes               6.07   N/A      N/A        4.93                     09/30/98
                   Class A Return Before Taxes                      2.76   N/A      N/A        4.08                     04/01/98
                   Class A Return After Taxes on Distributions++    2.44   N/A      N/A        4.00
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        3.56   N/A      N/A        4.10
                   Class B Return Before Taxes                      0.15   N/A      N/A        3.63                     04/01/98
                   Class C Return Before Taxes                      4.42   N/A      N/A        4.30                     04/01/98
                   Class D Return Before Taxes                      5.95   N/A      N/A        4.82                     04/08/98
                   Class D Return After Taxes on Distributions++    5.61   N/A      N/A        4.74
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        5.58   N/A      N/A        4.72
---------------------------------------------------------------------------------------------------------------------------------
New York           Institutional Return Before Taxes                6.46%  N/A      N/A        8.13%      08/31/99      08/31/99
Municipal Bond     Institutional Return After Taxes on
                   Distributions++                                  5.00   N/A      N/A        7.39
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          6.06   N/A      N/A        7.14
                   Class A Return Before Taxes                      2.90   N/A      N/A        6.48                     10/19/99
                   Class A Return After Taxes on Distributions++    1.48   N/A      N/A        5.76
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        3.67   N/A      N/A        5.72
                   Class D Return Before Taxes                      6.08   N/A      N/A        7.76                     01/31/00
                   Class D Return After Taxes on Distributions++    4.62   N/A      N/A        7.02
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        5.67   N/A      N/A        6.77
---------------------------------------------------------------------------------------------------------------------------------
Real Return        Institutional Return Before Taxes                4.68%  7.66%    N/A        7.42%      01/29/97
                   Institutional Return After Taxes on
                   Distributions++                                  2.50   4.89     N/A        4.68                     01/29/97
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          2.93   4.75     N/A        4.57
                   Administrative Return Before Taxes               4.39   7.38     N/A        7.14                     04/28/00
                   Class A Return Before Taxes                      1.10   6.54     N/A        6.35                     01/29/97
                   Class A Return After Taxes on Distributions++   -0.83   3.98     N/A        3.81
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        0.73   3.94     N/A        3.79
                   Class B Return Before Taxes                     -1.51   6.11     N/A        6.04                     01/29/97
                   Class C Return Before Taxes                      2.71   6.68     N/A        6.44                     01/29/97
                   Class D Return Before Taxes                      4.22   7.22     N/A        6.99                     04/08/98
                   Class D Return After Taxes on Distributions++    2.24   4.63     N/A        4.43
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        2.65   4.49     N/A        4.31
                   Class R Return Before Taxes                      3.95   6.91     N/A        6.67                     12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Real Return II     Institutional Return Before Taxes                N/A    N/A      N/A       -2.60       02/28/02      02/28/02
                   Institutional Return After Taxes on
                   Distributions++                                  N/A    N/A      N/A       -4.69
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          N/A    N/A      N/A       -1.60
---------------------------------------------------------------------------------------------------------------------------------
Real Return Asset  Institutional Return Before Taxes                N/A    N/A      N/A      -11.31       11/12/01      11/12/01
                   Institutional Return After Taxes on
                   Distributions++                                  N/A    N/A      N/A      -11.82
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          N/A    N/A      N/A       -7.05
---------------------------------------------------------------------------------------------------------------------------------

                                       77

                                                                                             Since
                                                                                             Inception    Inception     Inception
                                                                                             of Fund      Date of       Date of
Fund               Class**                                         1 Year 5 Years  10 Years  (Annualized) Fund          Class
---------------------------------------------------------------------------------------------------------------------------------
Short-Duration     Institutional Return Before Taxes                4.30%  N/A      N/A       4.92%       08/31/99      08/31/99
Municipal Income   Institutional Return After Taxes on
                   Distributions++                                  4.15   N/A      N/A       4.86
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.11   N/A      N/A       4.73
                   Class D Return Before Taxes                      3.88   N/A      N/A       4.50                      01/31/00
                   Class D Return After Taxes on Distributions++    3.73   N/A      N/A       4.44
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        3.70   N/A      N/A       4.31
---------------------------------------------------------------------------------------------------------------------------------
Short-Term         Institutional Return Before Taxes                4.11%  5.92%    5.72%     6.34%       10/07/87      10/07/87
                   Institutional Return After Taxes on
                   Distributions++                                  2.38   3.55     3.45      4.06
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          2.50   3.55     3.45      4.06
                   Administrative Return Before Taxes               3.85   5.66     5.46      6.08                      02/01/96
                   Class A Return Before Taxes                      1.61   5.07     5.08      5.77                      01/20/97
                   Class A Return After Taxes on Distributions++    0.08   2.88     2.98      3.64
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        0.97   2.96     3.01      3.66
                   Class B Return Before Taxes                     -2.05   4.41     4.68      5.47                      01/20/97
                   Class C Return Before Taxes                      2.37   5.19     4.98      5.60                      01/20/97
                   Class D Return Before Taxes                      3.80   5.61     5.40      6.02                      04/08/98
                   Class D Return After Taxes on Distributions++    2.19   3.36     3.26      3.86
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        2.31   3.37     3.26      3.86
                   Class R Return Before Taxes                      3.59   5.93     5.19      5.81                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------
StocksPLUS         Institutional Return Before Taxes                1.53% 10.46%    N/A      14.21%       05/14/93      05/14/93
                   Institutional Return After Taxes on
                   Distributions++                                  0.59   6.05     N/A       9.14
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          0.94   6.85     N/A       9.43
                   Administrative Return Before Taxes               0.92   9.99     N/A      13.81                      01/07/97
                   Class A Return Before Taxes                     -2.17   9.22     N/A      13.30                      01/20/97
                   Class A Return After Taxes on Distributions++   -2.98   4.96     N/A       8.35
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                       -1.32   5.91     N/A       8.71
                   Class B Return Before Taxes                     -4.80   8.85     N/A      12.94                      01/20/97
                   Class C Return Before Taxes                     -0.67   9.35     N/A      13.12                      01/20/97
                   Class D Return Before Taxes                      0.22   9.78     N/A      13.62                      04/08/98
                   Class D Return After Taxes on Distributions++   -0.60   5.48     N/A       8.64
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        0.15   6.37     N/A       8.99
                   Class R Return Before Taxes                      0.87   9.74     N/A      13.47                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Strategic          Institutional Return Before Taxes                4.16%  9.51%    N/A      10.34%       06/28/96      06/28/96
Balanced           Institutional Return After Taxes on
                   Distributions++                                  2.75   6.26     N/A       6.93
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          2.52   6.35     N/A       6.93
                   Administrative Return Before Taxes               3.75   9.25     N/A      10.07                      06/30/99
                   Class A Return Before Taxes                     -1.17   7.99     N/A       8.95                      05/28/99
                   Class A Return After Taxes on Distributions++   -2.30   4.88     N/A       5.67
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                       -0.75   5.16     N/A       5.83
                   Class B Return Before Taxes                     -2.40   7.88     N/A       8.89                      05/28/99
                   Class C Return Before Taxes                      1.73   8.17     N/A       8.99                      05/28/99
                   Class D Return Before Taxes                      3.46   9.01     N/A       9.84                      04/08/98
                   Class D Return After Taxes on Distributions++    2.25   5.90     N/A       6.56
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        2.09   6.02     N/A       6.59
                   Class R Return Before Taxes                      3.28   8.59     N/A       9.42                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------

                                       78

                                                                                             Since
                                                                                             Inception    Inception     Inception
                                                                                             of Fund      Date of       Date of
Fund               Class**                                         1 Year 5 Years  10 Years  (Annualized) Fund          Class
---------------------------------------------------------------------------------------------------------------------------------
Total Return       Institutional Return Before Taxes                7.15%  8.43%    8.35%     9.17%       05/11/87      05/11/87
                   Institutional Return After Taxes on
                   Distributions++                                  4.04   5.30     5.16      6.02
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.47   5.25     5.17      5.99
                   Administrative Return Before Taxes               6.88   8.16     8.09      8.90                      09/07/94
                   Class A Return Before Taxes                      1.85   6.93     7.37      8.34                      01/13/97
                   Class A Return After Taxes on Distributions++   -0.93   4.03     4.38      5.38
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        1.22   4.15     4.45      5.38
                   Class B Return Before Taxes                      0.90   6.81     7.24      8.24                      01/13/97
                   Class C Return Before Taxes                      4.86   7.12     7.08      7.88                      01/13/97
                   Class D Return Before Taxes                      6.81   8.09     8.02      8.83                      04/08/98
                   Class D Return After Taxes on Distributions++    3.84   5.10     4.96      5.81
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        4.26   5.05     4.97      5.78
                   Class R Return Before Taxes                      6.38   7.66     7.58      8.39                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------
Total Return II    Institutional Return Before Taxes                6.89%  8.08%    8.12%     7.79%       12/30/91      12/30/91
                   Institutional Return After Taxes on
                   Distributions++                                  3.68   5.16     5.19      4.89
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.35   5.08     5.14      4.88
                   Administrative Return Before Taxes               6.64   7.81     7.85      7.52                      11/30/94
---------------------------------------------------------------------------------------------------------------------------------
Total Return III   Institutional Return Before Taxes                7.76%  8.12%    8.21%     8.66%       05/01/91      05/01/91
                   Institutional Return After Taxes on
                   Distributions++                                  5.10   5.11     4.76      5.23
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.90   5.08     4.91      5.33
                   Administrative Return Before Taxes               7.42   7.82     7.93      8.38                      04/11/97
---------------------------------------------------------------------------------------------------------------------------------
Total Return       Institutional Return Before Taxes                7.86%  N/A      N/A       8.09%       07/31/97      07/31/97
Mortgage           Institutional Return After Taxes on
                   Distributions++                                  4.53   N/A      N/A       5.16
                   Institutional Return After Taxes on
                   Distributions and Sale of Fund Shares++          4.81   N/A      N/A       5.02
                   Administrative Return Before Taxes               7.58   N/A      N/A       7.82                      12/13/01
                   Class A Return Before Taxes                      2.60   N/A      N/A       6.61                      07/31/00
                   Class A Return After Taxes on Distributions++   -0.41   N/A      N/A       3.87
                   Class A Return After Taxes on Distributions
                   and Sale of Fund Shares++                        1.59   N/A      N/A       3.91
                   Class B Return Before Taxes                      1.65   N/A      N/A       6.52                      07/31/00
                   Class C Return Before Taxes                      5.63   N/A      N/A       6.85                      07/31/00
                   Class D Return Before Taxes                      7.43   N/A      N/A       7.66                      04/08/98
                   Class D Return After Taxes on Distributions++    4.28   N/A      N/A       4.90
                   Class D Return After Taxes on Distributions
                   and Sale of Fund Shares++                        4.56   N/A      N/A       4.77
                   Class R Return Before Taxes                      7.17   N/A      N/A       7.39                      12/31/02
---------------------------------------------------------------------------------------------------------------------------------

     ++ After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
     Institutional Class, Class A and Class D shares only. After-tax returns for
     Administrative Class, Advisor Class, Class B, Class C and Class R shares will vary.

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any)
     applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A,
     B and C Prospectus.

     ** For all Funds listed above, Class A, Class B, Class C, Class D, Class R,
     Administrative Class and Advisor Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Institutional Class shares of the Fund (the oldest class)
     adjusted to reflect the actual sales charges (none in the case of Class D,
     Class

                                       79

     R, Administrative Class and Advisor Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses associated with Class A, Class B, Class C, Class D, Class R, Administrative Class and
     Advisor Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A, the
     Administrative Class and the Advisor Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by
     Class D (at a maximum of 0.25% per annum), and (ii) administration fee charges associated with Class A, Class B and Class C shares (at a maximum differential of 0.22% per annum) and Class D shares (at a maximum differential of 0.45% per annum) and Class R shares (at a maximum differential of 0.25% per annum) and Advisor Class shares (at a maximum differential of 0.10% per annum).

         The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund II (which was a series of PIMCO
Advisors Funds ("PAF") prior to its reorganization as a Fund of the Trust on
January 17, 1997) for the periods ended March 31, 2002. Accordingly, "Inception
Date of Fund" refers to the inception date of the PAF predecessor series. Since
Class A shares were offered since the inception of Global Bond Fund II, total return presentations for periods prior to the Inception Date of the
Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administration fee charges.

                 Total Return for Periods Ended March 31, 2002*
-----------------------------------------------------------------------------------------------------------
                                                                         Since
                                                                         Inception    Inception  Inception
                                                                         of Fund      Date of    Date of
    Fund                    Class**              1 Year 5 Years 10 Years (Annualized) Fund       Class
-----------------------------------------------------------------------------------------------------------
Global Bond   Institutional Return Before Taxes   5.84% 7.22%   N/A      8.63%        10/02/95   02/25/98
II            Institutional Return After Taxes
              on Distributions++                  2.74  3.29    N/A      4.87
              Institutional Return After Taxes
              on Distributions and Sale of Fund
              Shares++                            3.54  3.79    N/A      5.06
              Class A Return Before Taxes         0.67  5.83    N/A      7.44                    10/02/95
              Class A Return After Taxes on
              Distributions++                     2.13  2.11    N/A      3.89
              Class A Return After Taxes on
              Distributions and Sale of Fund
              Shares++                            0.37  2.76    N/A      4.19
              Class B Return Before Taxes        -0.27  5.73    N/A      7.39                    10/02/95
              Class C Return Before Taxes         3.65  6.00    N/A      7.38                    10/02/95
              Class R Return Before Taxes         5.16  6.46    N/A      7.83                    12/31/02
-----------------------------------------------------------------------------------------------------------
     ++ After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for
     Institutional Class and Class A shares only. After-tax returns for Advisor
     Class, Class B, Class C and Class R shares will vary.

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any)
     applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A,
     B and C Prospectus.

     ** Institutional Class total return presentations for periods prior to the
     Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional
     Class but are paid by Class A (at a maximum rate of 0.25% per annum), and
     (ii) administration fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).

                                       80

     Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund II were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the
     Trust are subject to a fee structure which essentially fixes these expenses
     (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class
     A, Class B and Class C shares. Under the current fee structure, the Global
     Bond Fund II is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17,
     1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17,
     1997.

     The method of adjustment used in the table above for periods prior to the
     Inception Date of Institutional Class shares of the Global Bond Fund II resulted in performance for the period shown which is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the
     Institutional Class was calculated by tacking to the Institutional Class'
     actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

                  Total Return for Periods Ended March 31, 2002
         (with no adjustment for operating expenses of the Institutional
                 Class for periods prior to its Inception Date)

-------------------------------------------------------------------------------------------------
                                                                               Since Inception
                                                                                   of Fund
      Fund                  Class           1 Year      5 Years     10 Years     (Annualized)
-------------------------------------------------------------------------------------------------
 Global Bond II        Institutional        5.84%        7.15%        N/A            8.48%
-------------------------------------------------------------------------------------------------

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

     DIVIDEND YIELD = (((a/b)*365)/c)

     where     a = actual dividends distributed for the calendar month in question,

               b = number of days of dividend declaration in the month in question, and

               c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the
Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended March 31, 2002, the current distribution rates
(annualized) for the Funds were as follows (Advisor Class, Class J, Class K and
Class R shares were not offered during the period listed):

                                       81

                                Distribution Rate
                                -----------------
                                        Institutional    Administrative
Fund                                        Class             Class          Class A    Class B    Class C    Class D
----                                        -----             -----          -------    -------    -------    -------

California Intermediate Municipal
   Bond Fund                               4.63%             4.37%           4.24%       N/A        N/A       4.25%
California Municipal Bond Fund             4.98               N/A            4.68        N/A        N/A       4.60
Convertible Fund                            N/A               N/A             N/A        N/A        N/A        N/A
Emerging Markets Bond Fund                 7.16              6.92            6.74       6.01%      5.97%      6.79
European Convertible Fund                   N/A               N/A             N/A        N/A        N/A        N/A
Foreign Bond Fund                          5.22              4.97            4.77       4.01       4.01       4.77
Global Bond Fund                           5.27              5.01             N/A        N/A        N/A        N/A
Global Bond Fund II                        4.10               N/A            3.73       2.96       2.95        N/A
GNMA Fund                                  2.28               N/A            1.77       1.00       1.01       1.78
High Yield Fund                            7.72              7.52            7.33       6.61       6.61       7.37
Investment Grade Corporate
   Bond Fund                               8.19               N/A             N/A        N/A        N/A        N/A
Long-Term U.S. Govt. Fund                  6.58              6.33            6.18       5.41       5.35        N/A
Low Duration Fund                          5.00              4.75            4.52       3.77       4.01       4.69
Low Duration Fund II                       3.27              3.02             N/A        N/A        N/A        N/A
Low Duration Fund III                      3.96              3.72             N/A        N/A        N/A        N/A
Moderate Duration Fund                     3.81               N/A             N/A        N/A        N/A        N/A
Money Market Fund                          1.75              1.47            1.50       0.61       1.51        N/A
Municipal Bond Fund                        5.21              5.06            4.87       4.12       4.37       4.84
New York Municipal Bond Fund               4.81               N/A            4.46        N/A        N/A       4.42
Real Return Fund                           1.36              1.11            0.91       0.15       0.40       0.94
Real Return Fund II                        5.65               N/A             N/A        N/A        N/A        N/A
Real Return Asset Fund                     1.93               N/A             N/A        N/A        N/A        N/A
Short Duration Municipal Fund              4.19               N/A             N/A        N/A        N/A       3.79
Short-Term Fund                            2.51              2.27            2.13       1.37       1.81       2.23
StocksPLUS Fund                             N/A               N/A             N/A        N/A        N/A        N/A
Strategic Balanced Fund                     N/A               N/A             N/A        N/A        N/A        N/A
Total Return Fund                          4.63              4.38            4.16       3.39       3.39       4.31
Total Return Fund II                       3.75              3.50             N/A        N/A        N/A        N/A
Total Return Fund III                      4.79              4.53             N/A        N/A        N/A        N/A
Total Return Mortgage Fund                 2.43              2.17            2.02       1.25       1.26       2.02

     Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Index, the Dow Jones
Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman
Brothers Mortgage Index, the Merrill Lynch 1 to 3 Year Treasury Index, the
Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman U.S.
High Yield Index, indexes prepared by Lipper Analytical Services, Inc., the J.P.
Morgan Global Index (Unhedged), the J.P. Morgan Emerging Markets Bond Index
Global, the Salomon Brothers 3-Month Treasury Bill Index, and the J.P. Morgan
Non U.S. Index (Hedged). Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.
PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations.
Any performance information, whether related to the Funds or to PIMCO, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Advertisements and information relating to the Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the

                                       82

following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1987 through
2001. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the Global Bond Fund II.

                           Top Foreign
     Year                  Performer                                        U.S.
     ----                  ---------                                        ----
     1986                   +13.1%            Japan                         +15.7%
     1987                   +12.8             UK                             +1.9
     1988                   +15.0             France                         +7.0
     1989                   +10.0             Canada                        +14.4
     1990                   +11.0             Australia                      +8.6
     1991                   +20.0             Australia                     +15.3
     1992                   +10.5             UK                             +7.2
     1993                   +20.0             Italy                         +11.0
     1994                    -0.9             Japan                          -3.4
     1995                   +21.0             Netherlands                   +18.3
     1996                   +18.8             Spain                          +2.7
     1997                   +13.5             UK                             +9.6
     1998                   +17.4             UK                             +8.7
     1999                   +10.4             Japan                          -2.4
     2000                   +14.0             Australia                     +13.5
     2001                    +6.7             United States                  +6.7

     Source: Salomon Brothers World Government Bond Index 1986-2001.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on
1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

       Start               Public             Private              Start              Public             Private
        Year               College            College              Year              College             College
        ----               -------            -------              ----              -------             -------
        1997               $13,015            $57,165              2005              $16,487             $72,415
        1998               $13,406            $58,880              2006              $16,982             $74,587
        1999               $13,808            $60,646              2007              $17,491             $76,825
        2000               $14,222            $62,466              2008              $18,016             $79,130
        2001               $14,649            $64,340              2009              $18,557             $81,504
        2002               $15,088            $66,270              2010              $19,113             $83,949
        2003               $15,541            $68,258              2011              $19,687             $86,467
        2004               $16,007            $70,306              2012              $20,278             $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3%
and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1976 to 2001 was:

                                       83

      *Stocks:                  14.1%
       Bonds:                    9.6%
       T-Bills:                  6.7%
       Inflation:                4.6%

     *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks
are represented by Ibbotson's Large Company Total Return Index. Bonds are
represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A.
Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks,
Bonds, Bills and Inflation 2002 Yearbook, Ibbotson Associates, Chicago. All
rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 20 years from 1981-2001, the average annual return of stocks comprising the Ibbotson's
Large Company Stock Total Return Index ranged from -11.8% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks,
40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of
Treasury bills comprising the Ibbotson's Treasury Bill Index (a "mixed portfolio") would have ranged from -1.0% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1981 through 2001 is set forth in the following table.

                                                                                                   Mixed
Year                 Stocks              Bonds              T-Bills           Inflation          Portfolio
----                 ------              -----              -------           ---------          ---------
1981                  -4.91%            -1.24%             14.71%              8.94%                0.48%
1982                  21.41%            42.56%             10.54%              3.87%               27.70%
1983                  22.51%             6.26%              8.80%              3.80%               13.27%
1984                   6.27%            16.86%              9.85%              3.95%               11.22%
1985                  32.16%            30.97%              7.72%              3.77%               26.44%
1986                  18.47%            19.85%              6.16%              1.13%               16.56%
1987                   5.23%            -0.27%              5.47%              4.41%                3.08%
1988                  16.81%            10.70%              6.35%              4.42%               12.27%
1989                  31.49%            16.23%              8.37%              4.65%               20.76%
1990                  -3.17%             6.78%              7.81%              6.11%                3.01%
1991                  30.55%            19.89%              5.60%              3.06%               21.30%
1992                   7.67%             9.39%              3.51%              2.90%                7.53%
1993                   9.99%            13.19%              2.90%              2.75%                9.85%
1994                   1.31%            -5.76%              3.90%              2.67%               -1.00%
1995                  37.43%            27.20%              5.60%              2.54%               26.97%
1996                  23.07%             1.40%              5.21%              3.32%               10.83%
1997                  33.36%            12.95%              5.26%              1.70%               19.58%
1998                  28.58%            10.76%              4.86%              1.61%               16.71%
1999                  21.04%            -7.45%              4.68%              2.68%                6.37%
2000                  -9.11%            12.87%              5.89%              3.39%                2.68%
2001                 -11.88%            10.65%              3.83%              1.55%                0.27%

*Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are
represented by Ibbotson's Large Company Stock Total Return Index. Bonds are
represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A.
Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks,
Bonds, Bills and Inflation 2002 Yearbook, Ibbotson Associates, Chicago. All
rights reserved.

     The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the

                                       84

annual and total contributions necessary to accumulate $200,000 of savings
(assuming a fixed rate of return) over various periods of time:

                Investment                Annual                 Total                    Total
                  Period               Contribution           Contribution                Saved
                  ------               ------------           ------------                -----
                 30 Years                 $1,979                $59,370                 $200,000
                 25 Years                 $2,955                $73,875                 $200,000
                 20 Years                 $4,559                $91,180                 $200,000
                 15 Years                 $7,438               $111,570                 $200,000
                 10 Years                $13,529               $135,290                 $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1997:

                         % of Income for Individuals
                      Aged 65 Years and Older in 1997*
                      --------------------------------
                               Social Security
Year                          and Pension Plans                  Other
----                          -----------------                  -----
1997                                 43%                          57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street
Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund
Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money
Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The
Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to PIMCO, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of PIMCO who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by PIMCO who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts associated with
PIMCO: Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the
Funds and relevant benchmark market indexes in a variety of market conditions.
Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS")
which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+
year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as

                                       85

ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility;
emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust,
PIMCO nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the
Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of
Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the All Asset and
Strategic Balanced Funds will vote shares of each Underlying Fund which they own in proportion to the votes of all other shareholders in the Underlying Fund.

                                       86

Control Persons and Principal Holders of Securities

    As of December 23, 2002 the following persons owned of record or beneficially 5% or more of the noted class of shares of the Funds:

    All Asset Fund                                                                             Shares Beneficially    Percent of
    --------------                                                                                    Owned              Class
                                                                                               -------------------    ----------
    Institutional Class
    Wake Forest University, P.O. Box 7354, Winston Salem NC 27109-7354                                925,069.380        27.18%
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                         827,260.322        24.30%
    Gwendolyn Garland Babcock Trust, 1500 Park Place, San Marino CA 91108-1039                        482,295.196        14.17%
    Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East, Rolling Hills CA 90274              237,436.519         6.98%

    California Intermediate Municipal Bond Fund                                                Shares Beneficially    Percent of
    -------------------------------------------                                                       Owned              Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       3,732,548.431        38.94%
    Leo B and Florence Helzel Living Trust, 5550 Redwood Rd, Oakland CA 94619                         719,619.477         7.51%
    James F Muzzy & Pamela B Muzzy TTEES Muzzy Family Trust, 2546 Riviera Drive,
    Laguna Beach CA 92651                                                                             646,561.820         6.75%
    William S and Nancy E Thompson Revocable Trust, 2431 Riviera Dr, Laguna Beach CA 92651            616,248.731         6.43%
    Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                489,639.807         5.11%

    Administrative Class
    Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                117,425.111        57.70%
    CIBC World Markets Corp, Church Street Station, P.O. Box 3484, New York NY 10008-3484              29,449.912        14.47%
    Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                 11,743.095         5.77%
    Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                 11,714.200         5.76%
    Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                 11,299.488         5.55%
    Bear Stearns Securities Corp, 1 Metrotech Ctr N, Brooklyn NY 11201                                 10,725.007         5.27%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             745,027.301        13.52%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   472,942.610         8.58%
    Raymond James & Assoc Inc FBO Sevaly Family Trust, 880 Carillon Pkwy, St.
    Petersburg FL 33716                                                                               329,033.600         5.97%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                         369,453.594        98.70%

                                       87

    California Municipal Bond Fund                                                             Shares Beneficially    Percent of
    ------------------------------                                                                    Owned              Class
                                                                                               -------------------    ----------
    Institutional Class
    James F Muzzy & Pamela B Muzzy TTEES Muzzy Family Trust, 2546 Riviera Drive,
    Laguna Beach CA 92651                                                                            539,368.001         53.63%
    Chris and Sheri Dialynas Family Living Trust, 15 Pelican Hill Circle,
    Newport Coast CA 92657                                                                           180,818.313         17.98%
    William S and Nancy E Thompson Revocable Trust, 2431 Riviera Dr, Laguna Beach CA 92651           120,545.552         11.98%
    Ian & Helen Smith Revocable Trust, 2241 Liane Ln., Santa Ana CA 92705-3394                        79,170.591          7.87%
    Brains Stern/Debbi Stern JT WROS, 1956 Port Cardiff Pl., Newport Beach CA 92660-5415              56,719.860          5.64%

    Administrative Class
    First Clearing Corp/Luntz Revocable Family Trust, 616 Cornwallis Ln.,
    Foster City CA 94404-3736                                                                        116,584.819         99.17%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             65,744.916         11.38%
    Emily Magee Andres TTEE Andres Family Trust, 2956 E Del Mar Blvd, Pasadena CA 91107               51,023.503          8.83%
    Dain Rauscher Inc FBO Leroy H. Huemoeller & Lois I. Huemoeller Co-Ttees/Leroy &
    Lois Huemoeller Living Trust, 250 Westridge Dr.                                                   48,930.573          8.47%
    First Clearing Corporation/Christina Linden Stoney, 93 Live Oak Drive, Ventura CA                 44,425.475          7.69%
    First Clearing Corporation/KLB Revocable Trust/Kimberly L Bkankenthorn TTEE,
    259 San Rafael, Santa Barbara CA 93109-2079                                                       44,317.231          7.67%

    Class D
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Dr Suite 100,
    Newport Beach CA 92660                                                                             1,142.815        100.00%

    CommodityRealReturn Strategy Fund                                                          Shares Beneficially    Percent of
    ---------------------------------                                                                Owned               Class
                                                                                               -------------------    ----------
    Institutional Class
    Wake Forest University, P.O. Box 7354, Winston Salem NC 27109-7354                               870,322.019         39.97%
    All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660                 395,743.524         18.17%
    Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East, Rolling Hills CA 90274             232,290.906         10.67%
    FTC & Co., P.O. Box 173736, Denver CO 80217-3736                                                 222,911.653         10.24%
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                        209,240.074          9.61%

    Class A
    First Clearing Corporation/New Dominion LC, 408 Lakeway Ct., Richmond VA 23229-7305               12,647.555         79.23%
    Southwest Securities Inc. FBO Carter B. Bell/Vision Advisor Account, P.O. Box 509002,
    Dallas TX 75250                                                                                    1,264.755          7.92%
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive, Suite 100,
    Newport Beach CA 92660                                                                               878.735          5.51%

    Class B
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive, Suite 100,
    Newport Beach CA 92660                                                                               878.735        100.00%

                                       88

    Class C
    Daniel R Higgins, 2550 Stag Run Blvd. #534, Clearwater FL 33765                                     1,051.945        54.49%
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive, Suite 100,
    Newport Beach CA 92660                                                                                878.735        45.51%

    Class D
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive, Suite 100,
    Newport Beach CA 92660                                                                                878.735       100.00%

    Convertible Fund                                                                           Shares Beneficially    Percent of
    ----------------                                                                                   Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                         239,931.285        15.96%
    Bankers Trust Co FBO Lockheed Martin master Ret Trust, 648 Grassmere Business Park Rd,
    Nashville TN 37211                                                                                142,641.403         9.49%
    Kamehameha Schools C/O Bank of New York, 1 Wall St #25, New York NY 10286                         119,472.433         7.95%
    Northern Trust co FBO Andrew W. Mellon Fdn, PO Box 92956, Chicago IL 60675                        102,965.368         6.85%

    Administrative Class
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive Suite 100,
    Newport Beach CA 92660                                                                                776.460       100.00%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                              27,607.651         6.22%
    Dean Witter for the Benefit of American Osteopathic Assoc, PO Box 250, Church
    Street Station, New York NY 10008                                                                  22,357.053         5.04%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             108,667.964        15.04%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                    68,163.741         9.43%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             166,378.245        24.97%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                    44,309.589         6.65%

    Class D
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Drive Suite 100,
    Newport Beach CA 92660                                                                                723.837       100.00%

    Emerging Markets Bond Fund                                                                 Shares Beneficially    Percent of
    --------------------------                                                                         Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       9,358,224.532        30.25%
    Northern Trust Co TTEE FBO Phelps, PO Box 92956, Chicago IL 60675                               3,277,857.357        10.60%
    Keybank NA TTEE FBO Parker PIMCO Emerging, P.O. Box 94871, Cleveland OH 44101-4871              2,742,943.041         8.87%
    BNY Clearing Services LLC/Post & Co. 118246, 111 East Kilbourn Avenue, Milwaukee
    WI 53202-6633                                                                                   2,148,189.413         6.94%

                                       89

    FTC & Co., P.O. Box 173736, Denver CO 80217-3736                                                2,009,842.471         6.50%
    IBM Retirement Plan Long Duration II C/O Chase Manhattan Bank Global Securities Srv,
    3 Chase Metrotech Center 7th Fl, Brooklyn NY 11245                                              1,569,880.308         5.08%

    Administrative Class
**  National Investors Srv Corp for Exclusive Benefit of our Customers, 55 Water St
    32nd Fl, New York NY 10041                                                                      1,370,893.505        60.08%
    GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt, 2425 EB
    Camelback Rd Ste 530, Phoenix AZ 85016                                                            722,886.487        31.68%
**  National Financial Services Corp. for the exclusive benefit of our customers,
    1 World Financial Center, 200 Liberty Street, New York NY 10281                                   187,298.874         8.21%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             582,235.294        12.66%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   248,359.334         5.40%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             248,879.310         9.75%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   146,721.562         5.75%

    Class C
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   442,997.074        15.89%
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             233,994.685         8.39%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       1,746,529.525        52.95%

    European Convertible Fund                                                                  Shares Beneficially    Percent of
    -------------------------                                                                          Owned             Class
                                                                                               -------------------    ----------
    Allianz Dresdenr Asset Management of America L.P., 888 San Clemente Dr., Suite 100,
    Newport Beach CA 92660-6367                                                                       422,822.356*      100.00%

    Foreign Bond Fund                                                                          Shares Beneficially    Percent of
    -----------------                                                                                  Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      26,717,221.147        39.27%
    State Street Bank & Trust Cust FBO Northrop Grumman Pension Master Trust,
    1 Enterprise Dr. #SWB6C, North Quincy MA 02171-2126                                             9,290,917.397        13.66%
    Intermountain Health Care Inc /Dept. 22-00795/4-694500, P.O. Box 92956,
    Chicago IL 60675-2956                                                                           3,821,477.508         5.62%
    Northern Trust Company As Trustee FBO Phelps Dodge Corporation, P.O. Box 92956,
    Chicago IL 60675-0001                                                                           3,488,304.560         5.13%

                                       90

    Administrative Class
**  National Financial Services Corp for Exclusive Benefit of our Customers, PO BO x3908,
    Church Street Station, New York NY 10008                                                        2,252,195.980        77.76%
**  IMS & Co for the Exclusive Benefit of Customers, PO Box 3865, Englewood CO 80155                  162,724.244         5.62%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             226,791.622         5.39%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   220,784.932         5.25%

    Class C
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   507,872.933         7.74%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       6,847,195.429        65.94%

    Global Bond Fund                                                                           Shares Beneficially    Percent of
    ----------------                                                                                   Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    Blue Cross Blue Shield of Mass - Managed Care Landmark Center Treasury, 401 Park Dr,
    Boston MA 02215                                                                                10,292,146.980        25.65%
    Blue Cross Blue Shield of Mass Inc Indemnity Landmark Center Treasury, 401 Park Dr,
    Boston MA 02215                                                                                 6,678,639.718        16.65%
    Regents of the University of Minnesota, 1300 S 2nd St Rm 205D, Minneapolis MN 55454             4,554,468.534        11.35%
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       4,385,947.824        10.93%
    The American University in Cairo AUC Endowment, 420 5th Ave, new York NY 10018                  2,298,433.811         5.73%

    Administrative Class
**  FIIOC as Agent for Certain Employee Benefit Trans, 100 Magellan Way KW1C,
    Covington KY 41015-1987                                                                         2,272,691.010        76.02%
    Fidelity Management Trust Co as Trustee for Stevedoring Services of America, 82
    Devonshire St. #Z1M, Boston MA 02109-3605                                                         562,077.535        18.80%

    Global Bond Fund II                                                                        Shares Beneficially    Percent of
    -------------------                                                                                Owned             Class
                                                                                               -------------------    ----------
    Weil Gotshal & Manges Partners Pension Trust C/O Citibank Private Bank, 120 Broadway
    2nd Fl/Zone 2, New York NY 10271                                                                2,353,679.283        38.00%
**  Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                              1,222,942.365        19.74%
    Mac & Co (GMP Employers Retiree Trust), PO Box 3198, Mutual Funds Operations,
    Pittsburgh PA 15230                                                                               993,291.099        16.04%
    Weil Gotshal & Manges Employees Pension Trust C/O Citibank Private Bank, 120
    Broadway 2nd Fl/Zone 2, New York NY 10271                                                         642,434.872        10.37%
    Weil Gotshal & Manges Partners Defined Benefit Trust C/O Citibank Private Bank,
    120 Broadway 2nd Fl/Zone 2, New York NY 10271                                                     435,753.638         7.04%
    American University in Cairo AUC US Aid Endowment, 420 5th Ave, New York NY 10018                 342,653.484         5.53%

                                       91

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             156,834.194        13.36%

    Class B
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   137,377.905        13.44%
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             132,263.047        12.94%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             146,601.408        10.65%
    Murdoch & Co C/O Bank of Bermuda, 6 Front St, Hamilton BD HM 11                                   104,406.169         7.59%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                    83,739.473         6.08%

    GNMA Fund                                                                                  Shares Beneficially    Percent of
    ---------                                                                                          Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       2,108,794.321        42.36%
**  National Financial Services Corp for  Exclusive Benefit of our Customers, PO Box 3908,
    Church Street Station, New York NY 10008                                                        1,004,486.536        20.18%
**  DLJ Pershing Division, One Pershing Plaza, PO Box 2052, Jersey City NJ 07303                      472,455.128         9.49%
**  PFPC FBO LPL Supermarket Program, 760 Moore Road, King of Prussia PA 19406-1212                   395,415.647         7.94%
    William C Powers, 2012 The Strand, Manhattan Beach CA 90266                                       348,767.680         7.01%

    Class A
**  Wells Fargo Investments LLC, 608 Second Avenue South 8th Fl, Minneapolis MN 55402               1,350,494.290        18.44%
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             487,430.850         6.66%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             464,988.746         8.59%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             524,516.482         7.53%

    Class D
    NFSC FBO John M Henneman, 171 Sherwood Drive, Reading PA 19606                                     25,810.141         5.35%

    High Yield Fund                                                                            Shares Beneficially    Percent of
    ---------------                                                                                    Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      62,456,562.077        24.74%
**  National Financial Services Corp for  Exclusive Benefit of our Customers, PO Box 3908,
    Church Street Station, New York NY 10008                                                       15,675,375.695         6.21%

                                       92

**  National Investor Services, 55 Water Street, 32nd Floor, New York NY 10041-0028                15,662,448.347         6.20%
**  MAC & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                             13,888,840.081         5.50%

    Administrative Class
**  National Financial Services Corp for the Exclusive Benefit of our Customers,
    1 World Financial Center, 200 Liberty St, New York NY 10281                                    34,086,491.750        70.19%
**  FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C, Covington KY 41015         7,177,631.280        14.78%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                           9,227,033.106        12.04%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 3,878,149.070         5.06%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                          11,309,462.702        20.68%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 4,442,818.746         8.12%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                          11,444,567.919        15.87%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 7,217,444.909        10.01%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      15,177,825.254        69.02%
**  Salomon Smith Barney, 333 West 34th St, New York NY 10001                                       1,452,292.562         6.60%

    Investment Grade Corporate Bond Fund                                                       Shares Beneficially    Percent of
    ------------------------------------                                                               Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       4,659,097.383        76.43%
**  R/N/O Currie & Co., 500 E Broward Blvd., 9th Fl Mutual Funds Processing, Ft.
    Lauderdale FL 33394-3000                                                                          889,237.176        14.59%
**  SAXON & CO, PO Box 7780-1888, Philadelphia PA 19182                                               521,436.035         8.55%

    Administrative Class
    Allianz Dresdner Asset Management of America LP, 888 San Clemente, Suite 100,
    Newport Beach CA 92660-6367                                                                         1,012.045       100.00%

    Long-Term US Government Fund                                                               Shares Beneficially    Percent of
    ----------------------------                                                                       Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
    Covington KY 41015                                                                             10,077,305.143        29.42%
    Northern Trust Company FBO Allianz DC Plan - Master Trust, PO Box 92956,
    Chicago IL 60675                                                                                5,050,504.308        14.74%
    Mac & Co., P.O. Box 3198, Pittsburgh PA 15230-3198                                              3,315,478.788         9.68%
    Mea-Messa-Mea Financial Services Staff Ret Plan & Trust, 1216 Kendale Blvd, East
    Lansing MI 48823                                                                                3,145,524.889         9.18%

                                       93

**  Svg Program for EE of Certain EMPLRAT US Dept of Energy Fac-Oakridge Tn, 104 Union
    Valley Road MS 8267, Oakridge TN 37830-8044                                                     2,146,209.056         6.27%
    Chicago Symphony Orchestra, 220 S Michigan Ave, Chicago IL 60604                                1,956,531.043         5.71%

    Administrative Class

**  FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
    Covington KY 41015                                                                              8,310,534.262        58.59%
    Keybank NA TTEE for Key Corp 401K Savings Plan, 4900 Tiedeman Rd, Brooklyn OH 44144             2,163,402.389        15.25%
**  National Financial Services Corp for the Exclusive Benefit of our Customers,
    1 World Financial Center, 200 Liberty St, New York NY 10281                                     1,398,222.273         9.86%
    State Street Bank & Trust Co TTEE FBO Southern California Edison Stock Savings
    Plus Plan, PO Box 351, Boston MA 02101                                                          1,397,016.320         9.85%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                           1,048,501.334         7.73%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                           1,762,280.266        17.64%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 1,182,939.304        11.84%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                           1,399,653.235        23.73%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   580,360.829         9.84%

    Low Duration Fund                                                                          Shares Beneficially    Percent of
    -----------------                                                                                  Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      94,974,960.666        16.43%
    MLTC of America FBO Dupont Savings & Investment Plan, 300 Davidson Ave,
    Somerset NJ 08873                                                                              51,027,397.290         8.83%

    Administrative Class
**  DLJ, One Pershing Plaza, Jersey City NJ 07399                                                   8,492,039.988        25.54%
**  FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
    Covington KY 41015                                                                              8,070,323.224        24.27%
**  National Financial Services Corp for the Exclusive Benefit of our Customers,
    1 World Financial Center, 200 Liberty St, New York NY 10281                                     4,983,597.138        14.99%
    BNY Western Trust Co TTEE FBO McClatchy Newspapers Restated Def Comp & Inv Plan,
    550 Kearny St #600, San Francisco CA 94108                                                      2,982,937.524         8.97%
    UMBSC & Co TTEE FBO Sonnenschein Nath & Rosenthal, PO Box 419260, Kansas City MO 64141          1,689,943.552         5.08%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                       31,235,331.815        19.27%

                                       94

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                        9,237,562.741        21.46%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 2,538,307.496         5.90%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                       26,122,634.721        27.24%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 6,232,168.548         6.50%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      19,946,607.641        63.40%

    Low Duration Fund II                                                                       Shares Beneficially    Percent of
    --------------------                                                                               Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    Marshall & Ilsley Trust Co FBO SRP Nuc Decomm TR C/O Marshall & Ilsley Trust Co,
    1000 N Water St, Milwaukee WI 53202                                                             4,522,190.413         9.01%
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       4,160,037.966         8.29%
    Montefiore Medical Center, 111 E 210th Street, Bronx NY 10467-2490                              4,150,074.771         8.27%
    Trulin and Co. c/o JPMorgan Chase Bank, P.O. Box 31412, Rochester NY 14603-1412                 4,050,465.936         8.07%
    Univ of IL Fdn Pooled Short Term Funds, Manager of Acct & Donor Records, Harker Hall
    1305 W Green St, Urbana IL 61801                                                                3,331,003.398         6.63%
    Bank of Oklahoma NA Integris Ret Pension Plan, 9520 N May Ave Suite 200, Oklahoma
    City OK 73120                                                                                   2,683,334.232         5.34%
    Winchester Medical Center (Op Acct), PO Box 1334, 1840 Amherst St, Winchester VA 22601          2,560,615.639         5.10%

    Administrative Class
**  National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World
    Financial Center, 200 Liberty St, New York NY 10281                                                88,071.735        79.96%
**  DLJ, One Pershing Plaza, Jersey City NJ 07399                                                      21,341.753        19.33%

    Low Duration Fund III                                                                      Shares Beneficially    Percent of
    ---------------------                                                                              Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    Northern Tr Co Cust FBO St Mary's, PO Box 92956, Chicago IL 60675                               2,366,932.941        42.98%
    Sisters of St Joseph, 3427 Gull Rd, PO Box 13, Nazareth MI 49074                                1,104,647.264        20.06%
    National Jewish Medical & Research Center, 1400 Jackson St, Denver CO 80206                       622,887.501        11.31%
**  National Financial Services Corp for the Exclusive Benefit of our Customers,
    1 World Financial Center, 200 Liberty St, New York NY 10281                                       601,096.415        10.92%

    Administrative Class
    Allianz Dresdner Asset Management of America LP, 888 San Clemente Dr Suite 100,
    Newport Beach CA 92660                                                                              1,233.844        67.47%
**  National Investors Services Corp for Exclusive Benefit of our Customers,
    55 Water St 32nd Fl, New York NY 10041                                                                594.943        32.53%

                                       95

    Moderate Duration Fund                                                                     Shares Beneficially    Percent of
    ----------------------                                                                             Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    The Northern Trust Co as TTEE FBO Accenture PS and 401K Trust Plan - DV, PO Box 92977,
    Chicago IL 60675                                                                                7,959,780.951         8.82%
**  BNY Clearing Services LLC WENDEL & CO, 111 East Kilbourn Ave, Milwaukee WI 53202                6,957,182.428         7.71%
**  Mac & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                              6,550,885.548         7.26%
**  BNY Clearing Services LLC WENDEL & CO, One Wall St 6th Fl, New York NY 10286                    5,275,911.663         5.85%
**  National Financial Srv Corp for Exclusive Benefit of our Customers, PO Box 3908,
    Church St Station, New York NY 10008                                                            4,722,260.298         5.23%

    Money Market                                                                               Shares Beneficially    Percent of
    ------------                                                                                       Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    Northern Trust Custodian FBO Saint John's Hospital and Health Center Foundation acct,
    PO Box 92956, Chicago IL 60675                                                                 22,293,912.880        21.28%
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      14,286,006.680        13.64%
    The Glenstone Foundation, 8404 Parham Ct., McLean VA 22102-1533                                10,594,416.980        10.11%
    Wells Fargo Bank MN FBO Marin Community Fdn, PO Box 1533, Minneapolis MN 55480                  9,286,973.930         8.86%
    Kenyon College, 209 Chase Ave. Eaton Center, Gambier OH 43022                                   6,068,832.050         5.79%
    The Queen's Health Systems C/O BNY Western Trust Co, 700 S Flower St Suite 200,
    Los Angeles CA 90017                                                                            5,802,806.500         5.54%
    Drew University Fiscal Operations, 36 Madison NJ 07940-1493                                     5,500,000.000         5.25%

    Administrative Class
    Security Trust FBO Cooperative of Puget Sound 403B Group Custodian Account, 2390 E
    Camelback Rd Suite 240, Phoenix AZ 85016                                                        3,312,766.270        45.80%
**  Wells Fargo Investments LLC, 608 2nd Ave S Fl 8, Minneapolis MN 55402                           1,454,761.910        20.11%
**  Universal Van Lines Pension Plan Trust, 114-02 15th Ave., College Point NY 11356-1402             439,378.590         6.08%
    Beverly UDHUS, 14405 31st Dr. SE, Mill Creek WA 98012-5035                                        405,342.250         5.60%
**  MALTRUST & CO C/O Eastern bank & Trust, 225 Essex St, Salem MA 01970                              375,997.550         5.20%

    Class A
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 5,040,288.240         5.75%
**  US Clearing Corp for the Benefit of Our Customers, 26 Broadway, New York NY 10004-1798          4,890,813.000         5.58%

    Class B
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 6,956,665.480         9.61%

    Class C
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                14,556,244.030        11.52%

                                       96

    Municipal Bond Fund                                                                        Shares Beneficially    Percent of
    -------------------                                                                                Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       2,877,388.896        28.99%
    Northern Trust Co TTEE FBO Alsam Trust, PO Box 92956, Chicago IL 60675                          1,129,975.237        11.38%
    Frederick Henry Prince 1932 Trust, 10 S Wacher Dr St 2575, Chicago IL 60606                       825,481.007         8.32%
**  Northern Trust Co as Trustee FBO Columbia Energy Group Life Insurance Veba Trust,
    P.O. Box 92956, Chicago IL 60675-2956                                                             582,760.103         5.87%
    Northern Trust Company as Trustee FBO Columbia Energy Group Non-Union Veba Trust,
    P.O. Box 92956, Chicago IL 60675-2956                                                             576,288.518         5.81%

    Administrative Class
**  National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908,
    Church Street Station, New York NY 10008                                                        6,183,868.936        98.63%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                          621,829.752        10.99%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   324,510.994         5.73%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                          737,502.371        19.00%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   272,815.687         7.03%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                        1,555,832.088        17.96%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   632,335.163         7.30%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       1,404,832.876        60.90%

    New York Municipal Bond Fund                                                               Shares Beneficially    Percent of
    ----------------------------                                                                       Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    Midhill, P.O. Box 2680, Casper WY 82602-2680                                                      162,842.498        55.64%
    Lazard Freres and Co LLC, 30 Rockefeller Plz Fl 60, New York NY 10112                              32,548.894        11.12%
    BALSA & Co C/O Chase Manhattan Bank, 16 HCB 040, PO Box 2558, Houston TX 77252                     32,527.881        11.11%
**  National Investor Services Corp for the Exclusive Benefit of our Customers, 55
    Water St 32nd Fl, New York NY 10041                                                                29,778.751        10.18%
    Ursula T Frisch 2000 Trust, 200 Central Park S Apt 8N, New York NY 10019                           17,361.257         5.93%

                                       97

    Class A
    Ruth M Hill, 350 Stafford Way, Rochester NY 146626                                                 74,463.698         8.42%
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                              51,007.828         5.77%
    Painewebber for the Benefit of Richard E Arden Mary Arden, 2225 Pearsall Ave,
    Bronx NY 10469                                                                                     47,473.745         5.37%

    Class D
    NFSC for Exclusive Benefit of Peter A. Bakst/Anna J. Bakst, 158 Mercer St. # 10M,
    New York NY 10012                                                                                  46,926.583        66.53%
**  National Investors Services Corp for Benefit of our Customers, 55 Water St 32nd Fl,
    New York NY 10041                                                                                  11,270.301        15.98%

    Real Return Asset Fund                                                                     Shares Beneficially    Percent of
    ----------------------                                                                             Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660                1,197,662.331        32.68%
    Brent R Harris Elizabeth E Harris JT WROS, 1 Crest Road East, Rolling Hills CA 90274            1,196,553.761        32.65%
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                         596,461.846        16.28%
    The Thomas and Stacey Siebel Foundation, 2207 Bridgepointe Pkwy, San Mateo CA 94404               555,176.653        15.15%

    Real Return Fund                                                                           Shares Beneficially    Percent of
    ----------------                                                                                   Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      68,312,388.967        41.21%
**  FIIOC as Agent for Certain EE Benefit Trans, 100 Magellan Way KW1C, Covington KY 41015         19,754,715.312        11.92%
**  National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908,
    Church Street Station, New York NY 10008                                                       15,006,482.540         9.05%
**  PFPC FBO LPL Supermarket Program, 760 Moore Rd., King of Prussia PA 19406-1212                  8,543,412.665         5.15%

    Administrative Class
**  National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908,
    Church Street Station, New York NY 10008                                                       28,459,862.935        87.28%
**  GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt, 2425 EB Camelback Rd.,
    Suite 530, Phoenix AZ 85016                                                                     3,040,237.827         9.32%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                       11,079,338.133         9.95%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                       15,084,996.374        19.70%

                                       98

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                       29,494,237.166        25.97%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 8,635,056.170         7.60%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      30,784,600.675        47.53%

    Real Return Fund II                                                                        Shares Beneficially   Percent of
    -------------------                                                                                Owned            Class
                                                                                               -------------------   ------------
    Institutional Class
    Reliance Trust Co FBO Clayton County, PO Box 48449, Atlanta GA 30362                            1,730,484.263 *     100.00%

    Short-Duration Municipal Income Fund                                                       Shares Beneficially    Percent of
    ------------------------------------                                                               Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       1,316,347.626        20.22%
**  National Investor Services for the Benefit of Our Customers, 55 Water Street, 32nd
    Floor, New York NY 10041-0028                                                                   1,191,831.705        18.31%
**  Bear Stearns Securities Corp for the Benefit of our Customers, 1 Metrotech Ctr. N,
    Brooklyn NY 11201-3870                                                                            575,030.438         8.83%
**  PFPC FBO LPL Supermarket Program, 211 S Gulph Rd, King of Prussia PA 19406                        530,978.804         8.16%
    Edward A. Kimmel Trust Dated August 8, 2000, 625 N. Flagler Dr., West Palm Beach
    FL 33401-4027                                                                                     490,352.308         7.53%

    Administrative Class
    CIBC World Markets, P.O. Box 3484, Church Street Station, New York NY 10008-3484                   27,264.861        96.49%

    Class A
**  Wells Fargo Investments LLC, 608 Second Avenue South, 8th Floor, Minneapolis, MN 55402            745,193.282         5.23%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             372,555.953        13.57%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   148,762.498         5.42%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                         196,127.592        52.32%
    DLJ - Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303                                22,853.351         6.10%
    DLJ - Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303                                20,914.601         5.58%

                                       99

    Short-Term Fund                                                                            Shares Beneficially    Percent of
    ---------------                                                                                    Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      20,975,075.397        13.50%
    Denison University, P.O. Box F, Granville OH 43023-0734                                         9,617,154.349         6.19%
    Northern Trust Co. Trustee FBO Whirlpool, P.O. Box 92956, Chicago IL 60675                      9,436,729.990         6.07%

    Administrative Class
**  National Financial Services Corp for the Exclusive Benefit of our Customers,
    1 World Financial Center, 200 Liberty St, New York NY 10281                                    24,479,882.019        81.00%
**  GE Financial Trust Company FBO Omnibus/GE Financial Cap Mgmt, 2425 EB Camelback Road,
    Suite 530, Phoenix AZ 85016                                                                     3,975,416.004        13.15%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                       11,100,880.834        13.58%
**  DLJ Securities Corporation Inc, PO Box 2052, Jersey City NJ 07303                               4,547,155.415         5.56%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                          604,037.392        24.78%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   214,096.597         8.78%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville
    FL 32246                                                                                       12,637,835.251        34.36%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       8,377,449.290        73.82%

    StocksPLUS Fund                                                                            Shares Beneficially    Percent of
    ---------------                                                                                    Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       4,541,320.370        11.87%
    Strategic Balanced Portfolio, Allianz Dresdner Asset Management of America LP, 888
    San Clemenete Drive Suite 100, Newport Beach CA 92660                                           4,148,151.726        10.84%
    Citibank NA TTEE FBO Safeway Multiple ER Ret Pln, 5918 Stoneridge Mall Rd,
    Pleasanton CA 94588                                                                             3,824,405.845         9.99%
    First Busey Trust & Investment Co. Ttee FBO Carle Clinic Pension Plan, 502
    W Windsor Rd., P.O. Box 3309, Champaign IL 61826-3309                                           2,408,652.331         6.29%
    Pacific Mutual Life Insurance Co EE Ret Plan Trust, 700 Newport Center Drive,
    Newport Beach CA 92660                                                                          2,300,757.485         6.01%

                                      100

    Administrative Class
**  National Financial Services Corp for Exclusive Benefit of our Customers, 1 World
    Financial Center, 200 Liberty Street, New York NY 10281-1003                                   10,026,268.212        65.33%
    The Colorado County Officials and EE Ret Assoc, 4949 S Syracuse St Suite 400,
    Denver Co 80237                                                                                 4,693,557.061        30.58%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                           2,214,573.477        18.45%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                           2,597,552.867        15.92%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   905,842.040         5.55%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                           1,259,612.912         7.86%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                 1,132,361.623         7.07%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                         165,553.580        70.77%
**  National Investors Services Corp for Exclusive Benefit of our Customers,
    55 Water St 32nd Fl, New York NY 10041                                                             19,764.240         8.45%
    Strafe & Co FAO Edwin & Wilma Parker LLC Custody, PO Box 160, Westerville OH 43086                 17,717.750         7.57%

    StocksPLUS Total Return Fund                                                               Shares Beneficially    Percent of
    ----------------------------                                                                       Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    All Asset Portfolio, 840 Newport Center Drive, Suite 300, Newport Beach CA 92660-6310             391,335.160 *     100.00%

    Strategic Balanced Fund                                                                    Shares Beneficially    Percent of
    -----------------------                                                                            Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    Carpenters Health & Security Trust of Western Washington, PO Box 1929, Seattle
    WA 98111-1929                                                                                     985,147.972        33.76%
    BNY Western Trust Co TTEE Pacific Life Insurance co Ret Incentive Svg Pln, 700 S
    Flower St, 2nd Floor, Los Angeles CA 90017                                                        500,569.608        17.15%
    The Northern Trust Co TTEE FBO Ameron 401K, PO Box 92956, Chicago IL 60675                        362,455.808        12.42%
    California Water Service Co Dominguez Pension Plan, 1720 N 1st St, San Jose CA 95112              327,930.943        21.52%
    Wells Fargo Bank MN NA FBO the Music Center, PO Box 1533, Minneapolis MN 55480                    303,125.239        10.39%

    Administrative Class
    Delaware Management Trust C/F United Food Workers 401K, 1818 Market St,
    Philadelphia PA 19103                                                                             104,978.713        59.35%
**  Wells Fargo Bank MN NA FBO Retirement Plan Services, PO Box 1533, Minneapolis MN 55480             71,409.437        40.37%

                                      101

    Class A
    Prudential Securities Inc FBO Prudential Ret Srv Administrator for Plan MSSA-ILA
    Local, PO Box 15040, New Brinswick NJ 08906                                                        41,568.555         7.67%
    RBC Dain Rauscher Oakland Lodge of Perfection AAAS of M Unicorp ASSN General Fund,
    1547 Lakeside Dr., Oakland CA 94612-4520                                                           36,728.342         6.78%

    Class B
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   111,211.456        15.27%
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             104,571.385        14.36%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             559,057.558        37.93%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                   164,469.147        11.16%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                         225,184.940        89.11%

    Total Return Fund                                                                          Shares Beneficially    Percent of
    -----------------                                                                                  Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                     337,051,978.961         9.01%

    Administrative Class
**  FIIOC as Agent for Certain EE Benefits Trans, 100 Magellan Way KW1C,
    Covington KY 41015                                                                            262,013,929.516        20.09%
    Nikko Cordial Securities Inc Tokyo Dia Bldg No 5, Sinkawa 1-Chome 28-23, Chuo-Ku
    Tokyo Japan 104-8271                                                                          249,587,512.000        19.14%
**  National Financial Services Corp for the Exclusive Benefit of our Customers, 200
    Liberty St, One World Financial Center, New York NY 10281                                     104,291,641.756         8.00%
    Manufacturers Life Ins Co (USA), US SRS Seg Funds/Accounting, 200 Bloor St East,
    Toronto ON, Canada M4W 15                                                                      86,959,365.922         6.67%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                         193,932,227.182        29.79%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                          50,869,835.333        21.81%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                18,053,650.505         7.74%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                          77,802,911.223        27.06%
**  Smith Barney House Account, 333 West 34th St, New York NY 10001                                21,542,386.629         7.49%

                                      102

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                      74,846,408.649        60.94%

    Total Return Fund II                                                                       Shares Beneficially    Percent of
    --------------------                                                                               Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  MAC & Co, Mutual Fund Operations, PO Box 3198, Pittsburgh PA 15230                             10,726,470.473         5.44%

    Administrative Class
    Structural Iron Workers Local 1 Annuity Plan - Investors Bank & Trust Trading Acct,
    7700 Industrial Dr, Forest Park IL 60130                                                        2,146,232.221        17.65%
**  National Financial Services Corp for the Exclusive Benefit of our Customers, 1 World
    Financial Center, 200 Liberty St, New York NY 10281                                             1,623,052.216        13.35%
    Celanese Americas Retirement Savings Plan, 86 Morris Ave., Summit NJ 07901-3915                 1,440,480.962        11.85%
    American Express Trust Company FBO American Express Trust RSP, PO Box 534,
    Minneapolis MN 55440                                                                            1,232,341.498        10.14%
**  Mellon Bank as Agent/Omnibus, 135 Santilli Highway, Everett MA 02149                            1,095,149.025         9.01%
    T Rowe Price Trust Co FBO Western Digital, PO Box 17215, Baltimore MD 21297                     1,035,653.995         8.52%

    Total Return Fund III                                                                      Shares Beneficially    Percent of
    ---------------------                                                                              Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
    The Roman Catholic Archbishop of Los Angeles - A Corp Sole, 3424 Wilshire Blvd,
    Los Angeles CA 90010                                                                            9,273,484.874         9.20%
**  Mac & Co/Mutual Fund Operations, P.O. Box 3198, Pittsburgh PA 15230-3198                        5,096,981.534         5.05%

    Administrative Class
**  National Financial Services Corp for the Exclusive Benefit of our Cust, 1 World
    Financial Center, 200 Linerty Street, New York NY 10281                                           102,660.887        47.08%
    DBTCO RS, Trust Operations, PO Box 747, Dubuge IA 52004                                            39,197.950        17.98%
**  DLJ, One Pershing Plana, Jersey City NJ 07399                                                      19,141.661         8.78%
    Circle Trust Company Cust for Blanco Tackabery Combs & Maramoros PA PSP ,
    Metrco Center, 1 Station Pl, Stamford CT 06902                                                     18,558.505         8.51%
    Security Trust Company as TTEE FBO Keller & Heckman EE, 401K Plan & Trust, 2390 E
    Camelback Suite 240, Phoenix AZ 85016-3434                                                         15,945.226         7.31%
    Security Trust Company as TTEE FBO Keller & Heckman EE PSP & Trust, 2390 E
    Camelback Rd Suite 240, Phoenix AZ 85016                                                           15,544.112         7.13%

                                      103

    Total Return Mortgage Fund                                                                 Shares Beneficially    Percent of
    --------------------------                                                                         Owned             Class
                                                                                               -------------------    ----------
    Institutional Class
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       2,073,858.661        49.39%
**  FOX & Co, PO Box 976, New York NY 10268                                                           891,810.102        21.24%
    Naidot & Co. c/o Bessemer Trust Co., 100 Woodbridge Ctr. Dr., Woodbridge
    NJ 07905-1162                                                                                     304,071.561         7.24%
**  PFPC FBO LPL Supermarket Program, 760 Moore Rd., King of Prussia PA 19406-1212                    223,460.701         5.32%
**  National Financial Services Corp for Exclusive Benefit of our Customers, PO Box 3908,
    Church Street Station, New York NY 10008                                                          211,473.140         5.04%

    Administrative Class
    Apostles of the Sacred Heart of Jesus, 265 Benham St, Hamden CT 06514                             577,387.026        67.18%
    Apostles of the Sacred Heart of Jesus - Manor, 265 Benham St, Hamden CT 06514                     163,393.007        19.01%
    Istituto Delle Apostle Del Sacro Cuore, C/O Apostles of the Sacred Heart of Jesus,
    265 Benham St, Hamden CT 06514                                                                     93,805.178        10.91%

    Class A
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             361,252.964        15.73%

    Class B
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             218,700.744        14.74%

    Class C
**  MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Fl 3,
    Jacksonville FL 32246                                                                             451,204.870        15.98%

    Class D
**  Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of our Cust,
    101 Montgomery St, San Francisco CA 94104                                                       5,275,750.493        53.37%

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Funds, as that term is defined in the 1940 Act.
** Shares are believed to be held only as nominee.

                                      104

The Reorganization of the PIMCO Money Market and Total Return II Funds

     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and
Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed Money Market Fund and Total
Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO Funds: Equity
Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

     On January 17, 1997, the Global Income Fund, a former series of PIMCO
Advisors Funds, was reorganized as a series of the Trust, and was renamed the
Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from
September 30 to March 31.

Trademark Rights

     The CommodityRealReturn Strategy Fund has trade name and trademark rights to the designation "CommodityRealReturn Strategy." The StocksPLUS and StocksPLUS
Total Return Funds have trade name and trademark rights to the designation
"StocksPLUS."

Code of Ethics

     The Trust and PIMCO have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

     State Street Bank and Trust Company ("State Street"), 801 Pennsylvania,
Kansas City, Missouri 64105 serves as custodian for assets of all Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston. Massachusetts 02110, and at
State Street's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

     National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas
City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Advisor Class, Administrative Class, Class J, and Class
K shares of the Funds. PFPC Inc., P.O. Box 9688, Providence, Rhode Island
02940-9688 serves as transfer agent and dividend disbursing agent for the Class
A, Class B, Class C, Class D and Class R shares of the Funds.

Independent Accountants

     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte &
Touche LLP served as independent accountants for the Money Market and Total
Return II Funds. See "The Reorganization of the PIMCO Money Market and Total
Return II Funds" for additional information.

                                      105

Counsel

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not
contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust as of March 31, 2002 for its fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers
LLP thereon dated May 23, 2002, are incorporated by reference from the Trust's
2002 Annual Reports. Further, unaudited financial statements for the Trust, as of September 30, 2002, including notes thereto, are incorporated by reference from the Trust's September 30, 2002 Semi-Annual Reports. A copy of the Reports delivered with this Statement of Additional Information should be retained for future reference.

                                      106

PART C.  OTHER INFORMATION

Item 23.   Exhibits

       (a)   (1)   Declaration of Trust of Registrant/7/

             (2)   Form of Amendment to Declaration of Trust/16/

             (3)   Form of Amended and Restated Declaration of Trust/21/

             (4)   Form of Amended and Restated Establishment and Designation of
                   Series of Shares of Beneficial Interest/8/

             (5)   Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to Long Duration Fund/11/

             (6)   Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to Convertible Bond Fund/12/

             (7)   Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to Low Duration Municipal Bond,
                   California Intermediate Municipal Bond and New York
                   Intermediate Municipal Bond Funds/15/

             (8)   Form of Establishment and Designation of Classes J and Class
                   K/16/

             (9)   Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to Loan Obligation Fund/16/

             (10)  Form of Amended Designation of Series Relating to Short
                   Duration Municipal Income Fund/16/

             (11)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to the PIMCO Private Account
                   Portfolios/17/

             (12)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to the Real Return Bond
                   Portfolio/17/

             (13)  Form of Amended Designation of Series Relating to the U.S.
                   Government Sector, U.S. Government Sector II, Mortgage,
                   Mortgage II, Investment Grade Corporate, Select Investment,
                   High Yield, International and Emerging Markets Portfolios/17/

             (14)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to Investment Grade Corporate
                   Bond Fund/19/

             (15)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to PIMCO California Municipal
                   Bond Fund and PIMCO Short-Term Emerging Markets Portfolio/20/

             (16)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to PIMCO European Convertible
                   Fund/23/

             (17)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to PIMCO Asset-Backed Securities
                   Portfolio and PIMCO Asset-Backed Securities Portfolio II/23/

             (18)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to the Real Return Fund II and
                   Real Return Asset Fund/25/

             (19)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to the PIMCO All Asset Fund,
                   PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS
                   Total Return Fund/28/

             (20)  Form of Establishment and Designation of Advisor Class and
                   Class R/29/

             (21)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to the PIMCO All Asset Fund/30/

             (22)  Form of Establishment and Designation of Series of Shares of
                   Beneficial Interest Relating to the PIMCO Diversified Income
                   Fund*

       (b)    Form of By-laws of Registrant/7/

       (c)    Not applicable

       (d)   (1)   Form of Investment Advisory Contract/7/

             (2)   Form of Amendment to Investment Advisory Contract/7/

             (3)   Form of Supplement to Investment Advisory Contract Relating
                   to StocksPLUS Short Strategy Fund/2/

             (4)   Form of Supplement to Investment Advisory Contract Relating
                   to Balanced Fund/3/

             (5)   Form of Supplement to Investment Advisory Contract Relating
                   to Global Bond Fund II/5/

             (6)   Form of Supplement to Investment Advisory Contract Relating
                   to Real Return Bond Fund/5/

             (7)   Form of Supplement to Investment Advisory Contract Relating
                   to Low Duration Mortgage Fund, Total Return Mortgage Fund,
                   Emerging Markets Bond Fund, and Emerging Markets Bond Fund
                   II/6/

             (8)   Form of Supplement to Investment Advisory Contract Relating
                   to Municipal Bond Fund /9/

             (9)   Form of Supplement to Investment Advisory Contract Relating
                   to Long Duration Fund/11/

             (10)  Form of Supplement to Investment Advisory Contract Relating
                   to Convertible Fund/13/

             (11)  Form of Supplement to Investment Advisory Contract Relating
                   to Low Duration Municipal Bond, California Intermediate
                   Municipal Bond and New York Municipal Bond Funds/15/

             (12)  Form of Supplement to Investment Advisory Contract Relating
                   to PIMCO Private Account Portfolios/17/

             (13)  Form of Investment Advisory Contract/20/

             (14)  Form of Supplement to Investment Advisory Contract Relating
                   to PIMCO California Municipal Bond Fund and PIMCO Short-Term
                   Emerging Markets Portfolio/20/

             (15)  Form of Supplement to Investment Advisory Contract Relating
                   to Loan Obligation Fund/21/

             (16)  Form of Supplement to Investment Advisory Contract Relating
                   to PIMCO European Convertible Fund/23/

             (17)  Form of Supplement to Investment Advisory Contract Relating
                   to PIMCO Asset-Backed Securities Portfolio and PIMCO
                   Asset-Backed Securities Portfolio II/23/

             (18)  Form of Supplement to Investment Advisory Contract Relating
                   to the Real Return Fund II and Real Return Asset Fund/25/

             (19)  Form of Supplement to Investment Advisory Contract Relating
                   to the PIMCO All Asset Fund, PIMCO CommodityRealReturn
                   Strategy Fund and PIMCO StocksPLUS Total Return Fund/28/

             (20)  Form of Asset Allocation Sub-Advisory Agreement Relating to
                   the PIMCO All Asset Fund/28/

             (21)  Form of Supplement to Investment Advisory Contract Relating
                   to PIMCO Diversified Income Fund*

       (e)   (1)   Form of Amended and Restated Distribution Contract/14/

             (2)   Form of Supplement to Amended and Restated Distribution
                   Contract Relating to Low Duration Municipal Bond, California
                   Intermediate Municipal Bond and New York Intermediate
                   Municipal Bond Funds/15/

             (3)   Form of Japan Dealer Sales Contract/14/

             (4)   Form of Supplement to Amended and Restated Distribution
                   Contract Relating to PIMCO Private Account Portfolios/17/

             (5)   Form of Distribution Contract/21/

             (6)   Form of Supplement to Distribution Contract Relating to PIMCO
                   California Municipal Bond Fund and PIMCO Short-Term Emerging
                   Markets Portfolio/21/

             (7)   Form of Supplement to Distribution Contract Relating to PIMCO
                   European Convertible Fund/23/

             (8)   Form of Supplement to Distribution Contract Relating to PIMCO
                   Asset-Backed Securities Portfolio and PIMCO Asset-Backed
                   Securities Portfolio II/23/

             (9)   Form of Supplement to Distribution Contract Relating to the
                   Real Return Fund II and Real Return Asset Fund /25/

             (10)  Form of Supplement to Distribution Contract Relating to the
                   PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund
                   and PIMCO StocksPLUS Total Return Fund/28/

             (11)  Form of Distribution Contract/29/

             (12)  Form of Supplement to Distribution Contract Relating to the
                   PIMCO Diversified Income Fund*

       (f)    Not applicable

       (g)    Form of Custody and Investment Accounting Agreement /14/

       (h)   (1)   Form of Amended and Restated Administration Agreement /9/

             (2)   Form of Supplement to Amended and Restated Administration
                   Agreement relating to Long Duration Fund/11/

             (3)   Form of Supplement to Amended and Restated Administration
                   Agreement Relating to Convertible Bond Fund/13/

             (4)   Form of Supplement to Amended and Restated Administration
                   Agreement Relating to Class J and Class K Shares/14/

             (5)   Form of Supplement to Amended and Restated Administration
                   Agreement Relating to Low Duration Municipal Bond, California
                   Intermediate Municipal Bond and New York Intermediate
                   Municipal Bond Funds/15/

             (6)   Form of Supplement to Amended and Restated Administration
                   Agreement Relating to PIMCO Private Account Portfolios/17/

             (7)   Form of Second Amended and Restated Administration
                   Agreement/21/

             (8)   Form of Supplement to Second Amended and Restated
                   Administration Agreement Relating to PIMCO California
                   Municipal Bond Fund and PIMCO Short-Term Emerging Markets
                   Portfolio/21/

             (9)   Form of Supplement to Second Amended and Restated
                   Administration Agreement Relating to Loan Obligation Fund/21/

             (10)  Form of Supplement to Second Amended and Restated
                   Administration Agreement Relating to PIMCO European
                   Convertible Fund/23/

             (11)  Form of Supplement to Second Amended and Restated
                   Administration Agreement Relating to PIMCO Asset-Backed
                   Securities Portfolio and PIMCO Asset-Backed Securities
                   Portfolio II/23/

             (12)  Form of Supplement to Second Amended and Restated
                   Administration Agreement Relating to the Real Return Fund II
                   and Real Return Asset Fund /25/

             (13)  Form of Supplement to Second Amended and Restated
                   Administration Agreement Relating to the PIMCO All Asset
                   Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO
                   StocksPLUS Total Return Fund/28/

             (14)  Form of Supplement to Second Amended and Restated
                   Administration Agreement Relating to the PIMCO Diversified
                   Income Fund*

             (15)  Form of Shareholder Servicing Agreement/9/

             (16)  Form of Transfer Agency Agreement/7/

             (17)  Form of Transfer Agency Agreement with Shareholder Services,
                   Inc./1/

       (i)    Opinion of Counsel/18/

       (j)   (1)   Consent of PricewaterhouseCoopers LLP/30/

             (2)   Opinion and Consent of Counsel/29/

       (k)    Not applicable

       (l)    Not applicable

       (m)   (1)   Form of Distribution and Servicing Plan for Class A Shares/4/

             (2)   Form of Distribution and Servicing Plan for Class B Shares/4/

             (3)   Form of Distribution and Servicing Plan for Class C Shares/4/

             (4)   Form of Amended and Restated Distribution Plan for
                   Administrative Class Shares/7/

             (5)   Form of Amended and Restated Administrative Services Plan for
                   Administrative Class Shares/7/

             (6)   Form of Distribution and Servicing Plan for Class J
                   Shares/14/

             (7)   Form of Distribution and Servicing Plan for Class K
                   Shares/14/

             (8)   Form of Distribution and Servicing Plan for Class C Shares of
                   the Short Duration Municipal Income Fund/27/

             (9)   Form of Administrative Services Plan for Advisor Class
                   Shares/29/

             (10)  Form of Distribution Plan for Advisor Class Shares/29/

             (11)  Form of Distribution and Services Plan for Class R Shares/29/

       (n)   (1)   Form of Amended and Restated Multi-Class Plan adopted
                   pursuant to Rule 18f-3/14/

             (2)   Form of Second Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /25/

             (3)   Form of Third Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /29/

             (4)   Form of Fourth Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /29/

       (p)   (1)   Form of Code of Ethics for the Registrant/21/

             (2)   Form of Code of Ethics for PIMCO/21/

             (3)   Form of Code of Ethics for PIMCO Advisors Distributors
                   LLC/22/

        *    Form of Power of Attorney/21/

----------

       /1/   Filed with Post Effective Amendment No. 33 to the Registration
             Statement of PIMCO Advisors Funds (File No. 2-87203) on November
             30, 1995, and incorporated by reference herein.

       /2/   Filed with Post-Effective Amendment No. 27 on January 16, 1996, and
             incorporated by reference herein.

       /3/   Filed with Post-Effective Amendment No. 28 on April 1, 1996, and incorporated by reference herein.

       /4/   Filed with Registration Statement on Form N-14 (File No. 333-12871)
             on September 27, 1996, and incorporated by reference herein.

       /5/   Filed with Post Effective Amendment No. 33 on January 13, 1997, and
             incorporated by reference herein.

       /6/   Filed with Post-Effective Amendment No. 36 on July 11, 1997, and incorporated by reference herein.

       /7/   Filed with Post-Effective Amendment No. 37 on November 17, 1997, and incorporated by reference herein.

       /8/   Filed with Post-Effective Amendment No. 39 on January 15, 1998, and
             incorporated by reference herein.

       /9/   Filed with Post-Effective Amendment No. 40 on March 13, 1998, and incorporated by reference herein.

       /10/  Filed with Post-Effective Amendment No. 41 on July 31, 1998, and incorporated by reference herein.

       /11/  Filed with Post-Effective Amendment No. 42 on September 11, 1998, and incorporated by reference herein.

       /12/  Filed with Post-Effective Amendment No. 43 on January 15, 1999, and
             incorporated by reference herein.

       /13/  Filed with Post-Effective Amendment No. 44 on April 2, 1999, and incorporated by reference herein.

       /14/  Filed with Post-Effective Amendment No. 45 on May 26, 1999, and incorporated by reference herein.

       /15/  Filed with Post-Effective Amendment No. 46 on June 17, 1999, and incorporated by reference herein.

       /16/  Filed with Post-Effective Amendment No. 50 on October 1, 1999, and incorporated by reference herein.

       /17/  Filed with Amendment No. 55 to the Registration Statement under the
             Investment Company Act of 1940 on October 8, 1999, and incorporated by reference herein.

       /18/  Filed with Post-Effective Amendment No. 51 on October 22, 1999, and
             incorporated by reference herein.

       /19/  Filed with Post-Effective Amendment No. 52 on December 15, 1999, and incorporated by reference herein.

       /20/  Filed with Amendment No. 61 to the Registration Statement under the
             Investment Company Act of 1940 on May 16, 2000, and incorporated by reference herein.

       /21/  Filed with Post-Effective Amendment No. 54 on May 18, 2000, and incorporated by reference herein.

       /22/  Filed with Post-Effective Amendment No. 55 on August 1, 2000, and incorporated by reference herein.

       /23/  Filed with Post-Effective Amendment No. 57 on August 31, 2000, and incorporated by reference herein.

       /24/  Filed with Post-Effective Amendment No. 58 on September 29, 2000, and incorporated by reference herein.

       /25/  Filed with Post-Effective Amendment No. 60 on May 17, 2001, and incorporated by reference herein.

       /26/  Filed with Post-Effective Amendment No. 61 on July 31, 2001, and incorporated by reference herein.

       /27/  Filed with Post-Effective Amendment No. 65 on April 1, 2002, and incorporated by reference herein.

       /28/  Filed with Post-Effective Amendment No. 68 on June 28, 2002, and incorporated by reference herein.

       /29/  Filed with Post-Effective Amendment No. 74 on December 30, 2002, and incorporated by reference herein.

       /30/  Filed with Post-Effective Amendment No. 76 on February 28, 2003, and incorporated by reference herein.

       *     To be filed by amendment.

Item 24.   Persons Controlled by or Under Common Control With Registrant

       No person is controlled by or under common control with the Registrant.

Item 25.   Indemnification

       Reference is made to Article IV of the Registrant's Declaration of Trust, which was filed with the Registrant's initial Registration Statement.

       Insofar as indemnification for liabilities arising under the Securities
       Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the
       Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
       Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.   Business and Other Connections of Investment Adviser

       The directors and officers of PIMCO and their business and other connections are as follows:

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Ahto, Laura A.                            Senior Vice President, PIMCO and PIMCO Europe Limited.

Arnold, Tamara J.                         Executive Vice President, PIMCO.

Asay, Michael R.                          Executive Vice President, PIMCO.

Baker, Brian P.                           Senior Vice President, PIMCO and PIMCO Asia PTE Limited.

Beaumont, Stephen B.                      Senior Vice President, PIMCO.

Benz II, William R.                       Managing Director and Executive Committee Member, PIMCO.

Beyer, Nicolette                          Vice President, PIMCO and PIMCO Europe Limited.

Bhansali, Vineer                          Executive Vice President, PIMCO.

Bishop, Gregory A.                        Senior Vice President, PIMCO; Vice President, PIMCO Variable Insurance Trust.

Borneleit, Adam                           Vice President, PIMCO.

Brittain, W.H. Bruce                      Senior Vice President, PIMCO.

Brown, Erik C.                            Vice President, PIMCO; Assistant Treasurer, the Trust, PIMCO Variable
                                          Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO
                                          Funds:  Multi-Manager Series, and PIMCO Strategic Global Government Fund, Inc.

Brynjolfsson, John B.                     Managing Director, PIMCO.

Burns,R.                                  Wesley Managing Director, PIMCO;
                                          President and Trustee of the Trust and
                                          PIMCO Variable Insurance Trust;
                                          President and Director of PIMCO
                                          Commercial Mortgage Securities Trust,
                                          Inc.; Director, PIMCO Funds: Global
                                          Investors Series plc and PIMCO Global
                                          Advisors (Ireland) Limited; Senior
                                          Vice President, PIMCO Strategic Global
                                          Government Fund, Inc.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Burton, Kirsten                           Vice President, PIMCO.

Callin, Sabrina C.                        Senior Vice President, PIMCO; Vice President, StocksPLUS Management, Inc.

Clark, Marcia K.                          Vice President, PIMCO.

Conseil, Cyrille                          Senior Vice President, PIMCO.

Cullinan, William E.                      Vice President, PIMCO.

Cummings, Doug                            Vice President, PIMCO.

Cummings, John B.                         Vice President, PIMCO.

Cupps, Wendy W.                           Executive Vice President, PIMCO.

Dada, Suhail                              Vice President, PIMCO.

Danielson, Brigitte                       Vice President, PIMCO.

Dawson, Craig A.                          Vice President, PIMCO.

Dialynas, Chris P.                        Managing Director, PIMCO.

Dorff, David J.                           Senior Vice President, PIMCO.

Dow, Michael G.                           Senior Vice President, PIMCO and the Trust.

Dunn, Anita                               Vice President, PIMCO.

Durham, Jennifer E.                       Vice President, PIMCO.

Easterday, Jeri A.                        Vice President, PIMCO.

Eberhardt, Michael                        Vice President, PIMCO and PIMCO Europe Limited.

El-Erian, Mohamed A.                      Managing Director, PIMCO; Senior Vice President, PIMCO Strategic Global
                                          Government Fund, Inc.

Ellis, Edward L.                          Vice President, PIMCO.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Estep, Bret W.                            Vice President, PIMCO.

Evans, Stephanie D.                       Vice President, PIMCO.

Fields, Robert A.                         Vice President, PIMCO.

Fisher, Marcellus M.                      Vice President, PIMCO.

Foss, Kristine L.                         Vice President, PIMCO.

Fournier, Joseph A.                       Vice President, PIMCO and PIMCO Asia PTE Limited.

Foxall, Julian                            Vice President, PIMCO and PIMCO Australia Pty Limited.

Frisch, Ursula T.                         Senior Vice President, PIMCO.

Fulford III, Richard F.                   Vice President, PIMCO.

Gagne, Darius                             Vice President, PIMCO.

Garbuzov, Yuri P.                         Vice President, PIMCO.

Gleason, G. Steven                        Vice President, PIMCO.

Goldman, Stephen S.                       Senior Vice President, PIMCO and PIMCO Europe Limited.

Gore, Gregory T.                          Vice President, PIMCO.

Graber, Gregory S.                        Vice President, PIMCO.

Greer, Robert J.                          Vice President, PIMCO

Gross, William H.                         Managing Director and Executive Committee Member, PIMCO; Director and Vice
                                          President, StocksPLUS Management, Inc.; Senior Vice President of the Trust and
                                          PIMCO Variable Insurance Trust.

Gupta, Shailesh                           Vice President, PIMCO.

Hague, John L.                            Managing Director, PIMCO.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Hally, Gordon C.                          Executive Vice President, PIMCO.

Hamalainen, Pasi M.                       Managing Director, PIMCO; Senior Vice President, PIMCO Strategic Global
                                          Government Fund, Inc.

Hardaway, John P.                         Senior Vice President, PIMCO; Treasurer, the Trust, PIMCO Commercial Mortgage
                                          Securities Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Funds:
                                          Multi-Manager Series and PIMCO Strategic Global Government Fund, Inc.

Harris, Brent R.                          Managing Director and Executive Committee Member, PIMCO; Director and Vice
                                          President, StocksPLUS Management, Inc.; Trustee and Chairman of the Trust and
                                          PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial
                                          Mortgage Securities Trust, Inc.; Chairman and President, PIMCO Strategic
                                          Global Government Fund, Inc.

Harumi, Kazunori                          Vice President, PIMCO and PIMCO Japan Limited.

Hastings, Arthur J.                       Vice President, PIMCO.

Hayes, Ray C.                             Senior Vice President, PIMCO and the Trust.

Hinman, David C.                          Executive Vice President, PIMCO.

Hodge, Douglas M.                         Managing Director, PIMCO and PIMCO Asia Pacific.

Holden, Brent L.                          Managing Director, PIMCO.

Holloway, Dwight F., Jr.                  Senior Vice President, PIMCO and PIMCO Europe Limited.

Horsington, Simon                         Vice President, PIMCO and PIMCO Europe Limited.

Hudoff, Mark T.                           Executive Vice President, PIMCO and PIMCO Europe Limited.

Hudson, James                             Vice President, PIMCO and PIMCO Europe Limited.

Isberg, Margaret E.                       Managing Director, PIMCO; Senior Vice President, the Trust.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Ivascyn, Daniel J.                        Senior Vice President, PIMCO, PIMCO Commercial Mortgage Securities Trust,
                                          Inc., and PIMCO Strategic Global Government Fund, Inc.
Jacobs IV, Lew W.                         Senior Vice President, PIMCO.

Johnson, Elissa M.                        Vice President, PIMCO and PIMCO Europe Limited.

Johnstone, Jim                            Vice President, PIMCO and the Trust.

Kawamura, Kenji                           Vice President, PIMCO and PIMCO Japan Limited.

Kelleher III, Thomas J.                   Vice President, PIMCO and the Trust.

Keller, James M.                          Managing Director, PIMCO.

Kennedy, Raymond G., Jr.                  Managing Director, PIMCO.

Kido, Masahiro                            Vice President, PIMCO and PIMCO Japan Limited.

Kiesel, Mark R.                           Executive Vice President, PIMCO.

Kirkbaumer, Steven P.                     Senior Vice President, PIMCO; Vice President, PIMCO Variable Insurance Trust.

Kondo, Tetsuro                            Vice President, PIMCO and PIMCO Japan Limited.

Lackey, W. M.                             Vice President, PIMCO.

Larsen, Henrik P.                         Vice President, PIMCO, the Trust, PIMCO Commercial Mortgage Securities Trust,
                                          Inc., PIMCO Variable Insurance Trust, PIMCO Funds: Multi-Manager Series, and
                                          PIMCO Strategic Global Government Fund, Inc.

Lehavi, Yanay                             Vice President, PIMCO.

Lindgren, Peter                           Senior Vice President, PIMCO and PIMCO Europe Limited.

Loftus, John S.                           Managing Director, PIMCO; Senior Vice President, the Trust; Vice President and
                                          Assistant Secretary, StocksPLUS Management, Inc.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Low, Aaron                                Vice President, PIMCO and PIMCO Asia PTE Limited.

Lown, David C.                            Executive Vice President, PIMCO.

Ludwig, Jeffrey T.                        Senior Vice President, PIMCO.

Makinoda, Naoto                           Vice President, PIMCO and PIMCO Japan Limited.

Mallegol, Andre J.                        Vice President, PIMCO and the Trust.

Mariappa, Sudesh N.                       Managing Director, PIMCO.

Martin, Scott W.                          Vice President, PIMCO.

Martini, Michael E.                       Senior Vice President, PIMCO.

Masanao, Tomoya                           Senior Vice President, PIMCO and PIMCO Japan Limited.

Mather, Scott A.                          Executive Vice President, PIMCO; Senior Vice President, PIMCO Commercial
                                          Mortgage Securities Trust, Inc.

Matsui, Akinori                           Senior Vice President, PIMCO and PIMCO Japan Limited.

Mayuzumi, Sugako                          Vice President, PIMCO and PIMCO Japan Limited.

McCann, Patrick Murphy                    Vice President, PIMCO.

McCray, Mark V.                           Executive Vice President, PIMCO.

McCulley, Paul A.                         Managing Director, PIMCO.

McDevitt, Joseph E.                       Executive Vice President, PIMCO; Director and Chief Executive Officer, PIMCO
                                          Europe Limited.

Meehan, James P., Jr.                     Senior Vice President, PIMCO.

Meiling, Dean S.                          Managing Director, PIMCO; Vice President, PIMCO Commercial Mortgage Securities
                                          Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO
                                          Global Advisors (Ireland) Limited.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Metsch, Mark E.                           Vice President, PIMCO.

Mewbourne, Curtis A.                      Senior Vice President, PIMCO.

Miller, John M.                           Vice President, PIMCO.

Miller, Kendall P., Jr.                   Vice President, PIMCO.

Millimet, Scott A.                        Vice President, PIMCO.

Mitchell, Gail                            Vice President, PIMCO.

Moll, Jonathan D.                         Executive Vice President, PIMCO.

Monson, Kirsten S.                        Executive Vice President, PIMCO.

Moriguchi, Masabumi                       Vice President, PIMCO and PIMCO Japan Limited.

Muzzy, James F.                           Managing Director, PIMCO; Director and Vice President, StocksPLUS Management,
                                          Inc.; Senior Vice President, PIMCO Variable Insurance Trust; Vice President,
                                          the Trust.

Nercessian, Terence Y.                    Vice President, PIMCO.

Norris, John F.                           Vice President, PIMCO.

Nguyen, Vinh T.                           Controller, PIMCO; Vice President and Controller, Allianz Dresdner Asset
                                          Management of America L.P., Cadence Capital Management LLC, Cadence Capital
                                          Management, Inc., NFJ Investment Group L.P., NFJ Management, Inc., StocksPLUS
                                          Management, Inc., PIMCO Advisors Distributors LLC, PIMCO Advisors Advertising
                                          Agency, Inc., Oppenheimer Group, Inc., PIMCO Global Advisors LLC, PIMCO Equity
                                          Advisors LLC, PIMCO Equity Partners LLC, Nicholas Applegate Holdings LLC,
                                          Oppenheimer Capital LLC, OCC Distributors LLC, OpCap Advisors LLC, Allianz
                                          Hedge Fund Partners L.P., PIMCO Advisors Managed Accounts LLC, and Allianz
                                          Private Client Services LLC.

O'Connell, Gillian                        Vice President, PIMCO and PIMCO Europe Limited.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Okamura, Shigeki                          Vice President, PIMCO and PIMCO Japan Limited.

Okun, Ric                                 Vice President, PIMCO.

Ongaro, Douglas J.                        Senior Vice President, PIMCO; Vice President, the Trust.

Otterbein, Thomas J.                      Executive Vice President, PIMCO.

Palghat, Kumar N.                         Senior Vice President, PIMCO and PIMCO Australia Pty Limited.

Pan, Evan T.                              Vice President, PIMCO and PIMCO Japan Limited.

Pardi, Peter Paul                         Senior Vice President, PIMCO and PIMCO Europe Limited.

Paulson, Bradley W.                       Senior Vice President, PIMCO.

Perez, Keith                              Vice President, PIMCO.

Pflug, Bruce                              Senior Vice President, PIMCO.

Phansalker, Mohan V.                      Executive Vice President, Chief Legal Officer and Assistant Secretary, PIMCO;
                                          Secretary, StocksPLUS Management, Inc.

Philipp, Elizabeth M.                     Senior Vice President, PIMCO.

Pittman, David J.                         Vice President, PIMCO and the Trust.

Podlich III, William F.                   Managing Director, PIMCO.

Porterfield, Mark                         Senior Vice President, PIMCO.

Powers, William C.                        Managing Director and Executive Committee Member, PIMCO; Senior Vice
                                          President, PIMCO Commercial Mortgage Securities Trust, Inc.

Prince, Jennifer L.                       Vice President, PIMCO.

Ravano, Emanuele                          Executive Vice President, PIMCO and PIMCO Europe Limited.

Reimer, Ronald M.                         Vice President, PIMCO.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Reisz, Paul W.                            Vice President, PIMCO.

Repoulis, Yiannis                         Vice President, PIMCO and PIMCO Europe Limited.

Rodgerson, Carol E.                       Vice President, PIMCO.

Rodosky, Stephen A.                       Vice President, PIMCO.

Romano, Mark A.                           Senior Vice President, PIMCO; Vice President, the Trust.

Roney, Scott L.                           Senior Vice President, PIMCO.

Rosiak, Jason R.                          Vice President, PIMCO.

Rowe, Cathy T.                            Vice President, PIMCO.

Ruthen, Seth R.                           Senior Vice President, PIMCO.

Sargent, Jeffrey M.                       Senior Vice President, PIMCO, the Trust, PIMCO Commercial Mortgage Securities
                                          Trust, Inc., PIMCO Variable Insurance Trust, PIMCO Funds: Multi-Manager
                                          Series, and PIMCO Strategic Global Government Fund, Inc.

Schmider, Ernest L.                       Managing Director and Secretary, PIMCO; Director, StocksPLUS Management, Inc.;
                                          Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

Scholey, Leland T.                        Senior Vice President, PIMCO and the Trust.

Schucking, Ivor E.                        Senior Vice President, PIMCO.

Schulist, Stephen O.                      Senior Vice President, PIMCO.

Scibisz, Iwona E.                         Vice President, PIMCO.

Seliga, Denise C.                         Senior Vice President, PIMCO.

Sellers, Devin L.                         Vice President, PIMCO.

Shaler, Timothy L.                        Vice President, PIMCO.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Sharp, William E.                         Vice President, PIMCO.

Sheehy, Erica H.                          Vice President, PIMCO.

Simon, W. Scott                           Executive Vice President, PIMCO.

Spalding, Scott M.                        Vice President, PIMCO and the Trust.

Stauffer, Christina                       Vice President, PIMCO.

Takano, Makoto                            Executive Vice President, PIMCO and PIMCO Japan Limited.

Telish, Christine M.                      Vice President, PIMCO.

Theodore, Kyle J., Jr.                    Senior Vice President, PIMCO.

Thomas, Lee R.                            Managing Director, PIMCO; Member, PIMCO Partners LLC.

Thompson, William S.                      Chief Executive Officer, Managing Director and Executive Committee Member,
                                          PIMCO; Director and President, StocksPLUS Management, Inc.; Senior Vice
                                          President, PIMCO Variable Insurance Trust; Vice President, the Trust and PIMCO
                                          Commercial Mortgage Securities Trust, Inc.

Thurston, Powell C.                       Vice President, PIMCO.

Tyson, Richard E.                         Senior Vice President, PIMCO.

Vallarta-Jordal, Maria-Theresa F.         Vice President, PIMCO.

Van de Zilver, Peter A.                   Vice President, PIMCO.

van Heel, Marc                            Senior Vice President, PIMCO and PIMCO Europe Limited.

Vendig, Tamara L.                         Vice President, PIMCO.

Weil, Richard M.                          Managing Director and Chief Operating Officer, PIMCO.

Willemsen, Michael J.                     Vice President, PIMCO, the Trust, PIMCO Variable Insurance Trust, PIMCO
                                          Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global
                                          Government Fund, Inc.

NAME                                      BUSINESS AND OTHER CONNECTIONS
----                                      ------------------------------
Wilson, Barry L.                          Vice President, PIMCO.

Wilson, John F.                           Executive Vice President, PIMCO and PIMCO Australia Pty Limited.

Wilson, Susan L.                          Executive Vice President, PIMCO.

Wood, George H.                           Executive Vice President, PIMCO.

Worah, Mihir P.                           Vice President, PIMCO.

Wyman, Charles C.                         Executive Vice President, PIMCO.

Young, David                              Senior Vice President, PIMCO and PIMCO Europe Limited.

Yu, Cheng-Yuan                            Senior Vice President, PIMCO.

Zhu, Changhong                            Executive Vice President, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260.

The address of Allianz Dresdner Asset Management of America L.P. is 888 San
Clemente Drive, Suite 100, Newport Beach, CA 92660.

The address of PIMCO Advisors Distributors LLC is 2187 Atlantic Street,
Stamford, CT 06902.

Item 27.   Principal Underwriters

(a)    PIMCO Advisors Distributors LLC (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for PIMCO Funds: Multi-Manager Series. The Distributor is an
       indirect subsidiary of Allianz Dresdner Asset Management of America L.P.

(b)

NAME AND PRINCIPAL            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
 BUSINESS ADDRESS*               WITH UNDERWRITER                             WITH REGISTRANT
----------------------        --------------------------------------      ---------------------
Aarts, Erik M.                Senior Vice President, Fixed Income                 None
                              Product Manager

Andresen, Kiley               Vice President, Senior National                     None
                              Accounts Manager

NAME AND PRINCIPAL            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
 BUSINESS ADDRESS*               WITH UNDERWRITER                             WITH REGISTRANT
----------------------        --------------------------------------      ---------------------
Baca, Lincoln                 Vice President                                      None

Barnes, Donna E.              Compliance Officer                                  None

Bowry, Tom                    Vice President                                      None

Brannan, Mike                 Senior Vice President                               None

Brennan, Deborah P.           Vice President, Compliance Officer                  None

Brown, Matt                   Senior Vice President                               None

Bruce, Fred                   Vice President                                      None

Burke, Martin                 Senior Vice President, Divisional                   None
                              Sales Manager

Cahill, Paul                  Vice President                                      None

Colombo, Cindy                Vice President, Retirement Plans                    None

Cotton, Lesley                Vice President, Senior Marketing                    None
                              Writer

Coyne, Patrick                Vice President, International                       None
                                 Product Manager

DeNicolo, Paul                Vice President                                      None

Fessel, Jonathan P.           Senior Vice President                               None

Gallagher, Michael J.         Vice President                                      None

Gengo, Joseph                 Vice President                                      None

Gray, Ronald H.               Senior Vice President                               None

Hally, Dan                    Vice President                                      None

Ham, JoAnn                    Senior Vice President                               None

NAME AND PRINCIPAL            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
 BUSINESS ADDRESS*               WITH UNDERWRITER                             WITH REGISTRANT
----------------------        --------------------------------------      ---------------------
Hammond, Ned                  Senior Vice President                               None

Hayes, Derek B.               Senior Vice President, Operations                   None

Hooper, Kristina              Vice President, Equity Product                      None
                              Manager

Horan, Christopher            Vice President                                      None

Howell, Steve                 Vice President, Retail Operations                   None
                              Manager

Hussey, John B.               Vice President                                      None

Jacobs, Brian                 Managing Director, National Sales                   None
                              Director

Jobe, Stephen R.              Senior Vice President, Marketing                    None

Kanode, Dustin                Vice President                                      None

Laing, Andy                   Vice President                                      None

Laut, Stephen                 Senior Vice President                               None

Lynch, William E.             Senior Vice President, Divisional                   None
                              Sales Manager

Maginn, Stephen               Managing Director,                                  None
                              Head of US Sales

Maloney, Andy                 Vice President                                      None

Maney, John                   Chief Financial Officer and Treasurer               None

Mariano, Anne-Marie           Compliance Officer                                  None

McAdams, Ann                  Vice President                                      None

NAME AND PRINCIPAL            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
 BUSINESS ADDRESS*               WITH UNDERWRITER                             WITH REGISTRANT
----------------------        --------------------------------------      ---------------------
McMenamin, Joseph             Vice President                                      None

Meyer, Wayne                  Vice President                                      None

Meyers, Andrew J.             Managing Director, Director of                      None
                              Marketing

Milburn, Lee                  Senior Vice President                               None

Miller, Laura                 Compliance Officer                                  None

Moyer, Fiora N.               Senior Vice President                               None

Murphy, George                Vice President                                      None

Murphy, Kerry A.              Vice President, Senior National                     None
                              Accounts Manager

Neugebauer, Phil J.           Managing Director, Public Relations                 None

Nguyen, Vinh T.               Vice President, Controller                          None

Orr, Kelly                    Vice President                                      None

Pearlman, Joffrey H.          Senior Vice President                               None

Pisapia, Glynne               Senior Vice President                               None

Poli, Frank C.                Vice President, Compliance Officer                  None

Quigley, Jennifer             Vice President                                      None

Rokose, Bob                   Vice President, Controller                          None

Rose, Scott                   Vice President                                      None

Rosoff, Jay                   Senior Vice President, Divisional                   None
                              Sales Manager

Rudman, Stephen               Senior Vice President, Divisional                   None
                              Sales Manager

NAME AND PRINCIPAL            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
 BUSINESS ADDRESS*               WITH UNDERWRITER                             WITH REGISTRANT
----------------------        --------------------------------------      ---------------------
Russo, Anne Marie             Vice President, Human Resources                     None

Saigol, Shahid                Vice President                                      None

Sambrook, Jim                 Vice President, Manager, Systems                    None

Schott, Newton B., Jr.        Managing Director, General Counsel,                 None
                              Chief Administrative Officer, and
                              Secretary

Smith, Cathy                  Senior Vice President, Copy Director                None

Smith Jr., Eugene M.          Senior Vice President, Design                       None
                              Director

Smith, Marty                  Senior Vice President                               None

Smith, Stewart                Assistant Secretary                                 None

Teceno, Fred                  Vice President                                      None

Thomas, William H., Jr.       Senior Vice President, Divisional                   None
                              Sales Manager

Thompson, Kate                Vice President, National Account                    None
                              Liaison

Treadway, Stephen J.          Managing Director and Chief                         None
                              Executive Officer

Troyer, Paul H.               Senior Vice President                               None

Vlachos, Teresa               Vice President, Sales Desk Manager                  None

Ward, James                   Director of Human Resources                         None

Willett, Nick                 Senior Vice President, Divisional                   None
                              Sales Manager

NAME AND PRINCIPAL            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
 BUSINESS ADDRESS*               WITH UNDERWRITER                             WITH REGISTRANT
----------------------        --------------------------------------      ---------------------
Zimmerman, Glen A.            Vice President, Mutual Funds                        None
                              Marketing Manager

----------
*        The business address of all officers of the Distributor is either 2187
         Atlantic Street, Stamford, CT 06902 or 800 Newport Center Drive,
         Newport Beach, CA 92660.

Item 28.   Location of Accounts and Records

           The account books and other documents required to be maintained by
           Registrant pursuant to Section 22(a) of the Investment Company Act of
           1940 and the Rules thereunder will be maintained at the offices of
           Pacific Investment Management Company, 840 Newport Center Drive,
           Newport Beach, California 92660, State Street Bank & Trust Co., 801
           Pennsylvania, Kansas City, Missouri 64105, and Shareholder Services,
           Inc., P.O. Box 5866, Denver, Colorado 80217.

Item 29.   Management Services

           Not applicable

Item 30.   Undertakings

           Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 78 to its Registration Statement to be
signed on its behalf by the undersigned, thereunto duly authorized, in the city of Washington in the District of Columbia on the 23rd day of May, 2003.

                                   PIMCO FUNDS

                                  (Registrant)

                               By:

                                   ---------------------------------------
                                             R.  Wesley Burns*
                                              President

                           *By:             /s/ Robert W. Helm
                                ------------------------------------------
                                   Robert W. Helm, as attorney-in-fact

         Pursuant to the requirements of the Securities Act, this Registration
Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                          Title                      Date

                                   Trustee                    May 23, 2003
---------------------------
Guilford C. Babcock*

                                   Trustee                    May 23, 2003
---------------------------
Thomas P. Kemp*

                                   Trustee                    May 23, 2003
---------------------------
Brent R. Harris*

                                   Trustee                    May 23, 2003
---------------------------
William J. Popejoy*

                                   Trustee                    May 23, 2003
---------------------------
Vern O. Curtis*

                                   Trustee                    May 23, 2003
---------------------------
E. Philip Cannon**

                                   Trustee                    May 23, 2003
---------------------------
J. Michael Hagan**

                                   President                  May 23, 2003
---------------------------        (Principal Executive
R. Wesley Burns*                   Officer)

                                   Treasurer                  May 23, 2003
---------------------------        (Principal Financial
John P. Hardaway*                  and Accounting
                                   Officer)

*By:   /s/ Robert W. Helm
     --------------------------
       Robert W. Helm,
       as attorney-in-fact

----------

       *    Pursuant to power of attorney filed with Post-Effective Amendment
       No. 36 to Registration Statement No. 33-12113 on July 11, 1997.

       **   Pursuant to power of attorney filed with Post-Effective Amendment
       No. 54 to the Registration Statement No. 33-12113.